SCHEDULE 14A INFORMATION

                                  Proxy Statement Pursuant to Section 14(a)
                                     of the Securities Exchange Act of 1934

     Filed by the Registrant  [x]
     Filed by a Party other than the Registrant  [ ]

     Check the appropriate box:

     [x]  Preliminary Proxy Statement
     [ ]  Confidential, For Use of the Commission Only
          (as permitted by Rule 14a-6(e)(2))
     [ ]  Definitive Proxy Statement
     [ ]  Definitive Additional Materials
     [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            GOLD RESERVE CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                 NOT APPLICABLE
                ------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if Other Than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     [ ]  No fee required.
     [x] $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i), or Item 22(a)(2) of Schedule 14A.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act

          Rule 11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

          Fee paid previously with preliminary materials:

          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                            GOLD RESERVE CORPORATION
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 TO BE HELD ON
                                  June 5, 1997


     TO:  THE SHAREHOLDERS OF GOLD RESERVE CORPORATION

     The 1997 annual meeting of shareholders of GOLD RESERVE CORPORATION (the "Company") will be held at the Yakima Valley Room of the Spokane Convention Center, West 334 Spokane Falls Boulevard, Spokane, Washington, on June 5, 1997 at 2:00 p.m., local time, for the following purposes:

     (1) To elect seven members to the board of directors of the Company to hold such positions until the next annual meeting of shareholders or until their successors are elected and have qualified;

     (2) To consider and approve an amendment to the Articles of Incorporation to reduce the quorum required at shareholder meetings from a majority of all shares entitled to vote to one-third of the shares entitled to vote on a matter;

     (3) To consider and approve an amendment to the Articles of Incorporation to reduce the number of votes necessary to approve a merger, share exchange, dissolution or sale of the Company's assets out of the ordinary course of business from two-thirds of the outstanding shares entitled to vote, to a majority of the outstanding shares entitled to vote;

     (4) To consider and approve an amendment to the Company's Articles of Incorporation increasing the number of authorized shares of capital stock from a total of 50,000,000 shares, to a total of 500,000,000 shares, of which 20,000,000 shares will be designated preferred stock;

     (5)  To consider and approve the Company's Shareholder Rights Plan;

     (6) To consider and approve the Company's 1997 Equity Incentive Plan including the administration under the 1997 Plan of shares subject to return under the Company's previously approved option plans;

     (7) To approve the purchase of common stock by the combined 401(k) Salary Reduction Plan and Employee Stock Ownership Plan;

     (8) To ratify the selection of Coopers & Lybrand L.L.P. as the Company's independent auditor for the year ended December 31, 1997 and any interim period;

     (9) To conduct any other business as may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on April 7, 1997 are entitled to vote at the annual meeting and any adjournment(s) or postponement(s) thereof. Whether or not you plan to attend the annual meeting, please sign, date and return the enclosed proxy in the reply envelope provided. The prompt return of your proxy will assist us in preparing for the meeting.


                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/  Mary Smith
                              ---------------------------------------------
                              Mary Smith, Secretary

                            GOLD RESERVE CORPORATION
                              PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held on June 5, 1997


     This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of GOLD RESERVE CORPORATION, a Montana corporation (the "Company"), for the 1997 annual meeting of shareholders of the Company to be held at 2:00 p.m., local time, on June 5, 1997, and any adjournment thereof. These proxy materials were first mailed to shareholders on or about May 7, 1997.

     The annual meeting will be held in the Yakima Valley Room of the Spokane Convention Center, West 334 Spokane Falls Boulevard, Spokane, Washington. The principal executive offices of the Company are located at 1940 Seafirst Financial Center, Spokane, Washington 99201.

     PURPOSE OF MEETING
     ------------------
     The specific proposals to be considered and acted upon at the annual meeting are summarized in the enclosed Notice of Annual Meeting of Shareholders. Each of the proposals is described in more detail in subsequent sections of this Proxy Statement.

     VOTING RIGHTS AND SOLICITATIONS
     -------------------------------
     The Company's common stock is the only security entitled to vote at the annual meeting. If you were a shareholder of record of common stock of the Company at the close of business on April 7, 1997 (the "record date"), you may vote at the annual meeting. On all matters requiring a shareholder vote at the annual meeting, excluding the election of directors, each shareholder is entitled to one vote, in person or by proxy, for each share of common stock of the Company recorded in his or her name. With respect to the election of directors, each shareholder is entitled to cumulate his or her votes, meaning that such shareholder can multiply the number of shares owned by the number of Board positions to be filled (of which there are seven), and allocate such votes for all or as many director-nominees as he or she may designate.

     On the record date, the number of shares of common stock of the Company outstanding or deemed outstanding pursuant to options presently exercisable was 24,553,883. The number of outstanding shares of common stock of the Company eligible to be voted at the annual meeting at such date was 22,772,138.

     Pursuant to the Montana Business Corporation Act and the Company's bylaws, the affirmative vote of the holders of a majority of the shares present at the annual meeting, in person or by proxy, is required to elect directors (Item 1) and approve Items 4, 5, and 8. Approval of Item No 2 will require the affirmative vote, in person or by proxy, of a majority of the outstanding shares as of the record date. Approval of Item No. 3 will require the affirmative vote in person or by proxy, of two-thirds of the shares of outstanding common stock as of the record date. Pursuant to the requirements of The Toronto Stock Exchange ("TSE") on which the common stock of the Company is listed for trading, the affirmative vote of the majority of the shares present at the annual meeting, in person or by proxy, held by disinterested persons is required to approve Items 6 and 7. As is explained elsewhere in this Proxy Statement, certain executive officers, directors and other affiliates of the Company (who owned an aggregate of 1,622,758 shares of common stock as of the record date, representing approximately 7.1% of the shares eligible to vote at the annual meeting) will conditionally vote with respect to Items 6 and 7.

     Abstentions and broker non-votes will be treated as present for purposes of obtaining a quorum with respect to all matters to be considered at the annual meeting, but will not be counted for or against any of the proposals to be voted upon at the meeting.

     If you are unable to attend the annual meeting, you may vote by proxy. The enclosed proxy card is solicited by the board of directors of the Company and when returned, properly completed, will be voted as you direct on your proxy card. If the card is returned with no instructions on how the shares are to be voted, shares represented by such proxies will be voted FOR approval of Items 1 through 8.

     You may revoke or change your proxy at any time before it is exercised at the annual meeting. To do this, send a written notice of revocation or another signed proxy bearing a later date to the secretary of the Company at its principal executive office. You may also revoke your proxy by giving notice and voting in person at the annual meeting.

     COSTS OF SOLICITATION
     ---------------------
     The cost of soliciting proxies will be borne by the Company. In addition, the Company will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding solicitation material to beneficial owners. Proxies may also be solicited personally or by telephone, telegram or facsimile by certain representatives of the Company including directors, executive officers and other employees, who will not receive additional compensation therefor. The Company also intends to use the services of the Proxy Solicitation Company, Ltd. and Allen Nelson & Co. to assist in the solicitation of proxies. The total cost of proxy solicitation, including legal fees and expenses incurred in connection with the preparation of this Proxy Statement, is estimated to be $30,000.

     THE COMPANY AND SUBSIDIARIES
     ----------------------------
     Unless the context indicates otherwise, the term the "Company" used throughout this Proxy Statement refers to Gold Reserve Corporation and the following majority-owned subsidiaries: Great Basin Energies, Inc. ("Great Basin"); MegaGold Corporation ("MegaGold"); and wholly-owned subsidiaries Compania Aurifera Brisas del Cuyuni, C.A. ("Brisas"); Gold Reserve de Venezuela, C.A. ("GLDRV"); Compania Minera Unicornio, C.A. ("Unicorn"); Gold Reserve Holdings A.V.V.; Gold Reserve de Aruba A.V.V.; G.L.D.R.V. Aruba A.V.V.; Glandon Company A.V.V.; GoldenLake A.V.V.; Stanco Investments A.V.V.; and Mont Ventoux A.V.V.

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     --------------------------------------------------------------
     The following table sets forth as of April 7, 1997 the names of, and number of shares beneficially owned by, persons known to the Company to own more than five percent (5%) of the Company's common stock; the names of, and number of shares beneficially owned by each director and executive officer of the Company; and the number of shares beneficially owned by, all directors and executive officers as a group. At such date, the number of shares of common stock of the Company outstanding or deemed outstanding pursuant to options presently exercisable and warrants (including 1,781,745 shares subject to options exercisable within 60 days) was 24,553,883.

     Name of Owner            Beneficial Ownership (1)    Percent of Class
     -----------------------  --------------------------  ----------------
     Rockne J. Timm           988,572(5)                  4.0%
     A. Douglas Belanger      770,103(5)                  3.1%
     Patrick D. McChesney     137,262(5)                  *
     Jean Charles Potvin      129,167                     *
     James H. Coleman         191,500                     *
     James P. Geyer           5,000                       *
     Robert A. McGuinness     141,997                     *
     Richard J. Kehmeier      ---                         *
     Mary E. Smith            1,000                       *
     ----------------------------------------------------------------------
     All directors and
     executive officers
     as a group (9 persons)   2,364,601                   9.6%
     ======================================================================
     Great Basin Energies,
       Inc.(2)                391,161                     1.6%
     MegaGold Corporation(3)  125,083                     *
     Stanco Investments
       A.V.V.(4)              177,118                     *
     BlueGrotto Trading
       Ltd.(6)                1,198,400                   4.9%
     -------
     *Less than 1%

     (1) Includes common shares issuable pursuant to presently exercisable common stock options as of the record date or common stock options exercisable within 60 days of the record date as follows:
          Mr. Timm 490,500, Mr. Belanger 433,500, Mr. McChesney 99,652, Mr. Potvin 129,167, Mr. Coleman 181,666 and Mr. McGuinness 113,485. Excludes common stock options not presently exercisable or exercisible within 60 days as follows: Mr. Geyer 155,000, Mr. McGuinness 67,500, Mr. Kehmeier 60,000 and Ms. Smith 21,000.

     (2) Mr. Timm, Mr. Belanger, Mr. Coleman, Mr. McGuinness and Ms. Smith are directors and/or officers of Great Basin Energies, Inc. and own 6.8%, 4.0%, 1.7%, .6%, and 0%, respectively, of the outstanding shares of Great Basin Energies, Inc. and may be deemed indirectly to have an interest in the Company through their respective interests in Great Basin Energies, Inc. Each of the foregoing individuals disclaims any beneficial ownership of common shares of the Company owned by Great Basin Energies, Inc.

     (3) Mr. Timm, Mr. Belanger, Mr. McChesney, Mr. Coleman, Mr. McGuinness and Ms. Smith are directors and/or officers of MegaGold Corporation and own 6.5%, 6.3%, 2.1%, 2.8%, .8%, and 0% respectively, of the outstanding shares of MegaGold Corporation and may be deemed indirectly to have an interest in the Company through their respective interests in MegaGold Corporation. Each of the foregoing individuals disclaims any beneficial ownership of common shares of the Company owned by MegaGold Corporation.

     (4) Company shares owned by Stanco Investments A.V.V. are held in escrow and are voted by the escrow agent, Robert Kovacevich.

     (5) Excludes for each of the named executive or director shares held by independent trustees for the benefit of minor children as follows: Mr. Timm 44,841 shares, Mr. Belanger 164,863 shares, Mr. McChesney 24,921 shares and Mr. McGuinness 1,318 shares. Mr. Timm, Mr. Belanger, Mr. McChesney and Mr. McGuinness disclaim any beneficial ownership of common shares of the Company held by the trustees for their minor children. The trustee holding the shares for Mr. Timm's minor child is Chris Mikkelsen, who is also a nominee for the position of director of the Company.

     (6) Information relating to the beneficial ownership of Blue Grotto Trading, Ltd. was obtained from the Company's stock transfer agent, Transecurities International Inc.

     DIRECTORS AND EXECUTIVE OFFICERS
     --------------------------------
     The names, ages, business experience (for at least the last five years) and positions of the directors and executive officers of the Company as of April 7, 1997 are set out below. The Company's board of directors presently consists of five members. However, as stated in Item No. 1, the board of directors has increased the number of director positions from five to seven and shareholders will be allowed to vote for seven directors at the annual meeting. All directors presently serve until the next annual meeting of the Company's shareholders or until their successors are elected and qualified. Officers are appointed by the board of directors. There are no family relationships among these officers, nor any arrangements or understandings between any officer and any other person pursuant to which the officer was elected.

     Rockne J. Timm
     President and Chief Executive Officer and Director  - 51
     --------------------------------------------------------
     Mr. Timm became Treasurer and Director in March 1984, and became President and Chief Executive Officer in August 1988. He was a Director of Neptune Resources Inc. and its successor, Northwest Gold Corp., from 1987 to 1993, Vice President of Finance, Treasurer and Chief Financial Officer of Pegasus Gold Inc. from 1981 to 1987. Mr. Timm is also President and Director of Great Basin Energies, Inc., President and Director of MegaGold Corporation, and a director and executive officer of each of the company's foreign subsidiaries. Mr. Timm is a certified public accountant and resides in Spokane, Washington.

     A. Douglas Belanger
     Executive Vice President and Director - 44
     ------------------------------------------
     Mr. Belanger became Executive Vice President in August 1988 and Secretary in June 1993. He also serves as Vice President and Director of Great Basin Energies, Inc., Vice President and Director of MegaGold Corporation, and director and executive officer of each of the company's foreign subsidiaries. Mr. Belanger served as Vice President for corporate affairs of Pegasus Gold Inc. from April 1982 to June 1987. Mr. Belanger resides in Spokane, Washington.

     Patrick D. McChesney
     Director - 47
     --------------------
     Mr. McChesney was Vice President of Finance until March 1993 and was Chief Financial Officer from August 1988 until June 1993. Since July 1987, Mr. McChesney's principal occupation has been as President of Logue-McDonald Automation, Inc. Since March of 1996, Mr. McChesney has also been the President of ALAMO Test Systems, Inc. He is also a Director of MegaGold Corporation. From 1983 through June 1987, Mr. McChesney was Controller of Pegasus Gold Inc. Mr. McChesney is a certified public accountant and resides in Spokane, Washington.

     Jean Charles Potvin
     Director - 44
     -------------------
     Mr. Potvin became a Director in November 1993 and is also Director, Chairman and Chief Executive Officer of Tiomin Resources Inc., and a Director, President and Chief Executive Officer of Pangea Goldfields, Inc. Prior to becoming a Director, Mr. Potvin was Senior Gold Mining Analyst, a Vice President and a Director of Nesbitt Burns Inc. (formerly Burns Fry Ltd.) a major Canadian investment dealer. Mr. Potvin resides in Toronto, Ontario.

     James H. Coleman, Director - 46
     -------------------------------
     Mr. Coleman became a Director in February 1994 and is a senior partner and Chairman of the Executive Committee of the law firm of Macleod Dixon of Calgary, Alberta, counsel to the Company. He is also a Director of Total Resources (Canada) Limited, McCarthy Corporation plc, Minven Inc., Energold Mining Ltd., Parys Mountain Mines Ltd., ENVIROX, Net Shepard Inc. and Anadime Corp. From 1989 to 1993 he was a Director of Northwest Gold Corp. and from 1988 to 1995 was a Director of Ranchmen's Resources Ltd.. Mr. Coleman resides in Calgary, Alberta.

     James P. Geyer
     Senior Vice President - 44
     --------------------------
     Mr. Geyer became Senior Vice President in January of 1997. During the previous ten years, Mr. Geyer was employed by Pegasus Gold, Inc., most recently as Vice President of Operations. Mr. Geyer has twenty-four years experience in underground and open pit mining and has held various engineering and operations positions with AMAX and ASARCO.
     Mr. Geyer has a Bachelor of Science degree in mining engineering from the Colorado School of Mines. Mr. Geyer resides in Spokane, Washington.

     Robert A. McGuinness
     Vice President of Finance and Chief Financial Officer - 41
     ----------------------------------------------------------
     Mr. McGuinness became Vice President of Finance in March 1993 and Chief Financial Officer in June 1993. Mr. McGuinness is also Vice President of Finance and Chief Financial Officer of Great Basin Energies, Inc. and MegaGold Corporation. During the previous three years, Mr. McGuinness was Vice President of Finance for Millisat Holdings Incorporated. Prior to 1990, Mr. McGuinness served as a financial officer for several domestic and internationally-based companies specializing in electronics and biotechnology. Mr. McGuinness is a certified public accountant and resides in Spokane, Washington.

     Richard J. Kehmeier
     Vice President of Exploration - 49
     ----------------------------------
     Mr. Kehmeier became Vice President of Exploration in November of 1996. During the previous three years, Mr. Kehmeier was a geological consultant to the mining industry. Mr. Kehmeier was Vice President of Exploration for Atlas Corporation from 1990 to 1993. Prior to that time, Mr. Kehmeier worked for Atlas in various field and management positions. Mr. Kehmeier has a Bachelor of Science and a Masters of Science in geological engineering and geology from the Colorado School of Mines. He has over twenty-seven years of experience in mining and exploration. He resides in Spokane, Washington.

     Mary E. Smith
     Vice President of Administration and Secretary - 44
     ---------------------------------------------------
     Ms. Smith became Vice President of Administration and Secretary in January 1997. During the previous 16 years, she was employed by Pegasus Gold Corporation in several administrative positions and most recently as Manager of Compensation and Benefits for Pegasus. She resides in Colbert, Washington.

     Section 16(a) Reporting Obligations.
     ------------------------------------
     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "Commission"). Such persons are required by Commission regulations to furnish the Company with copies of all
     Section 16(a) forms they file. Based solely on its review of copies of reports made pursuant to Section 16(a) of the Exchange Act and related regulations, the Company believes that during the year ended
     December 31, 1996, all filing requirements applicable to its directors, executive officers and 10% shareholders were satisfied.

     EXECUTIVE COMPENSATION

     Summary Compensation Table.
     ---------------------------
     The following table discloses compensation received by the Company's chief executive officer, executive vice president, and vice president of finance/chief financial officer, for the years ended December 31, 1996, 1995 and 1994.

                                 Annual Compensation                                       Long-Term Compensation
                                 --------------------------------------                    -------------------------------------
                                                                                           Securities
                                                                         Dollar Value of   Underyling
                                                           Other Annual  Restricted Stock  Options/     LTIP     All Other
      Executive Officer          Year  Salary    Bonus     Compensation  Awards            SAR(1)       Payouts  Compensation(2)
      -------------------------  ----  --------  --------  ------------  ----------------  -----------  -------  ---------------
      Rockne J. Timm             1996  $165,000  $ 56,700       -               -            390,500    $     -     $ 30,000
      President and Chief        1995   150,000    45,000       -               -            185,000          -       30,000
        Executive Officer        1994   105,362         -       -               -             85,000          -       26,341
      A. Douglas Belanger        1996   132,000    43,200       -               -            353,500          -       30,000
      Executive Vice             1995   120,000    38,000       -               -            160,000          -       30,000
        President                1994    87,028         -       -               -             75,000          -       21,757
      Robert A. McGuinness       1996    93,000    28,925       -               -            120,985          -       25,160
      Vice President of          1995    74,938    25,313       -               -            150,985          -       21,658
        Finance and Chief        1994    80,412         -       -               -             65,000          -       10,052
        Financial Officer

      (1) Consists of the number of shares of common stock of the Company issuable to the named executive officers pursuant to options held at the end of each reported period. For information concerning the value of the unexercised portion of such options at December 31, 1996, see the table appearing on the following page of this Proxy Statement.

     (2) Consists of the dollar value of common stock of the Company purchased by the Company's combined 401(k) salary reduction plan and employee stock ownership plan, known as the Gold Reserve KSOP Plan, and allocated to the account of each named executive officer during 1996, 1995 and 1994, respectively, as follows: Mr. Timm - 5,581 shares, 4,880 shares, 10,241 shares; Mr. Belanger - 5,581 shares, 4,880 shares, 8459 shares; and Mr. McGuinness - 4,681 shares, 3,523 shares, 3,908 shares.

     Options Granted in 1996.
     ------------------------
     The following table provides information on options granted during the year ended December 31, 1996 to the named executive officers of the Company.

                                                                                 Potential Realizable
                                                                                 Value at Assumed
                                                                                 Annual Rates of Stock
                                          Percent of                             Price Appreciation for
                             Number of    Total Options  Option                  Option Term
                             Options      Granted to     Exercise   Expiration   -----------------------
     Executive Officer       Granted(1)   Employees(2)   Price      Date         at 5%        at 10%
     ----------------------  ----------   -------------  --------   ----------   ----------   ----------
     Rockne J. Timm           190,000         19.8%       $ 5.63       1/3/06    $  672,131   $1,703,512
       President and Chief     19,500          2.0%        13.51      10/2/06       165,679      419,863
       Executive Officer
     A. Douglas Belanger      180,000         18.8%         5.63       1/3/06       636,755    1,613,624
       Executive Vice          17,500          1.8%        13.51      10/2/06       148,686      376,800
       President
     Robert A. McGuinness      12,500          1.3%        13.51      10/2/06       106,205      269,143
       Vice President of
       Finance and Chief
       Financial Officer

     (1) Options granted during the year ended December 31, 1996 were authorized pursuant to the Company's Stock Option Plans and are intended to qualify under Section 422A of the Internal Revenue Code of 1986, as amended. In the case of Mr. Timm and Mr. Belanger all such options were fully vested at date of grant. In the case of Mr. McGuinness, shares vest ratably over 2 years. Options are exercisable for shares of common stock of the Company, at the exercise prices set forth in the table, for a period of ten years, measured from the respective grant dates.

     (2) During the year ended December 31, 1996, the Company granted options for the purchase of 958,100 shares of common stock to eligible participants under its incentive stock option plans.

     (3) The potential realizable value of the options has been calculated according to prescribed regulations, and assumes the market price of the underlying common stock appreciates in value from the date such options were granted until the expiration date of the options, at the specified annual compounded rates. Insofar as such appreciation in potential realizable value is based on the market price prevailing at the time such options were granted (which is also the exercise price of the options), the foregoing table does not set forth the value of the unexercised portion of such options at December 31, 1996. Such value, measured as the difference between the closing sales price of the common stock of the Company at such date and the exercise price of the options, is set forth on the following table.

     Option Exercises and Option Values.
     -----------------------------------
     The following table provides information on options exercised during the year ended December 31, 1996 by the named executive officers of the Company and the value of such officers' unexercised options at December 31, 1996.


                            Shares                      Number of                Value of Unexercised
                            Acquired      Value         Unexercised Options at   In-The-Money Options at
     Executive Officer      on Exercise   Realized(1)   December 31, 1996(2)     December 31, 1996(3)
     ---------------------  -----------   -----------   ----------------------   -----------------------
     Rockne J. Timm
       President and Chief     4,000       $ 33,890             390,500                $1,681,145
       Executive Officer
     A. Douglas Belanger
       Executive Vice
       President and           4,000         33,890             353,500                 1,519,990
       Secretary
     Robert A. McGuinness
       Vice President of
       Finance and Chief      42,500        413,463             120,985                   222,935
       Financial Officer

     (1) The value realized is measured by the difference between the closing sales price of the Company's common stock at the date of exercise and the exercise price of such options and does not reflect shares, if any, which were not sold by such individuals after exercise.

     (2) All such options were presently exercisable at December 31, 1996 with the exception of 55,000 options held by Mr. McGuinness.

     (3) At December 31, 1996, the closing sales price of the common stock of the Company, as reported by The NASDAQ Stock Market, was $9.563. The potential realizable value of such unexercised options at December 31, 1996 is measured by the difference between the closing sales price of the Company's common stock at such date and the exercise price of such in-the-money options.

     EMPLOYMENT CONTRACTS

     The Company has entered into an employment agreement with James P. Geyer, its Senior Vice President. Subject to certain exceptions, the term of the agreement is for two (2) years commencing February 4, 1997. The agreement provides for an immediate benefit to Mr. Geyer (the "employee") upon termination by the Company without cause, or for termination by Mr. Geyer of his employment for "Good Reason" (as that term is defined in the contract which can include events occurring following a change in control) or upon the death or disability of the employee. The agreement provides that the employee will receive a lump sum amount equal to twenty four (24) months salary upon termination for other than cause including termination for "Good Reason." If the employee dies or is disabled, compensation equal to three (3) months salary will be paid. The agreement also provides that following termination other than for cause, including termination for "Good Reason," other benefits, such as life and health insurance, will be continued for a period of twelve months or until replaced by benefits of a similar nature by a new employer. The Company will likely enter into similar agreements with its other officers during 1997.

     Compensation Committee Interlocks and Insider Participation.
     ------------------------------------------------------------
     The Company's compensation program was jointly administered during 1996 by an Executive Remuneration Committee, described below, and by the Compensation Committee of the board of directors of the Company, composed of Mr. Coleman and Mr. Potvin. The primary function of the Executive Remuneration Committee during the year was to review and evaluate the fairness of the recommendations of management and the Compensation Committee of the Board for awards of equity-based compensation to the Company's executive officers and directors pursuant to the Company's stock option plans. The function of the Compensation Committee of the Board in respect of such compensation matters during the year was to evaluate the Company's performance and the performance of its executive officers, and to determine and approve the cash compensation and equity-based compensation of such executive officers, taking into account the views of the Executive Remuneration Committee. One member of the Executive Remuneration Committee, Mark D. Bantz, is also a director of MegaGold Corporation, a subsidiary of the Company.

     Directors' Compensation.
     ------------------------
     Directors of the Company each received compensation in the amount of $20,000, in 1996. The law firm of Macleod Dixon, of which Mr. Coleman is a partner, was paid approximately $149,000 during the year for legal services rendered on behalf of the Company. Mr. McChesney, Mr. Potvin and Mr. Coleman were granted options during the year to purchase 27,500, 27,500 and 50,000 shares of common stock, respectively.

     Description of Incentive Stock Option and Employee Stock
     Ownership Plans.
     --------------------------------------------------------
     The Company currently maintains three stock option plans, the 1985 Stock Option Plan, the 1992 Stock Option Plan and the 1994 Stock Option Plan. As discussed in greater detail below, subject to shareholder approval of the 1997 Equity Incentive Plan, the 1985, 1992 and 1994 plans will be terminated and the Executive Remuneration Committee will be replaced as the mechanism for administering the 1997 Equity Incentive Plan. All plans provide for the issuance of incentive stock options intended to qualify under Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"), and options that are not qualified under the Code. Key individuals of the Company and its subsidiaries, including officers and directors who are also employees, are eligible to receive grants of options under the plans. All options under the 1985, 1992 and 1994 Plans are exercisable at prices equivalent to the average of the closing bid and ask sales prices of the common stock, as reported by the NASDAQ Stock Market and the TSE as of the date of grant.

     At April 7, 1997, all options had been granted under the prior stock option plans. At such date, options for the purchase of 32,000 shares, 400,037 shares and 1,626,728 shares granted under the 1985, 1992 and 1994 plans, for a total of 2,058,765 shares, remained unexercised. The Company also maintains a combined 401(k) salary reduction plan and employee stock ownership plan, known as the Gold Reserve KSOP Plan, for the benefit of eligible employees of the Company and its subsidiaries. The plan invests in common stock of the Company through Company-guaranteed loans. During 1994 and 1995, the plan purchased 20,000 shares and 50,000 shares of common stock from the Company, respectively, at then-prevailing market prices, for consideration of $123,800 and $280,195, respectively. No shares of common stock of the Company were purchased during 1996. Such shares were allocated to participants' accounts based on the contributions by the Company during the plan year and the prices at which such shares were purchased by the plan. The terms of the plan permit investment in approved securities other than the Company's common stock, and allow plan participants to self-direct the investment of their account. To date, the plan's sole investment has been common stock of the Company. The employee stock ownership component of the plan is intended to qualify under Sections 421 and 423 of the Code. The salary reduction component of the plan has not been utilized to date.

     Contributions to the plan are limited in each year to (i) the total amount of salary reduction the employee elected to defer during the year (which is limited to 10% of such employee's compensation during the year, or such amount as is established by law), (ii) a matching contribution from the Company equal to 50% of any salary reduction the employee elected to defer during the year, (iii) special contributions by the Company equal to a percentage of the employee's compensation during the year and (iv) discretionary contributions by the Company determined in each year by the Company. The plan is available to all eligible employees of the Company or subsidiaries who have been employed for a period in excess of one year and who have worked at least 480 hours during the year in which any allocation is to be made. Employer and employee contributions to the plan are limited to 25% of salary, and distributions from the plan are not permitted before the participating employee reaches the age of 59 1/2, except in the case of death, disability, termination of employment by the Company or financial hardship.

     Composition of the Executive Remuneration Committee.
     ----------------------------------------------------
     The Executive Remuneration Committee of the Company consists of three individuals, two of whom are not affiliated, directly or indirectly, with the Company and one of whom (Mark D. Bantz) is a director of MegaGold, which is a majority-owned subsidiary of the Company. (As discussed in greater detail below, changes in the manner in which the Company's options are granted will, if approved by the shareholders, result in administration of the Company's total compensation program, including its option program, from the procedure described herein to a Board or a Committee of at least two directors who are not also officers of the Company. The Executive Remuneration Committee will be abolished.) The names and addresses, ages and business experience (for at least the past five years) of the members of the Committee are set forth in the following table:

     Wesley L. Delaney, Spokane, Washington - 48
     -------------------------------------------
     Mr. Delaney is a certified public accountant and has for at least the past five years been a principal of the firm of Brown & Delaney. He is also a director of Winnstar Foods, Inc., a privately-held food processing company with headquarters in Oredale, New Jersey. Mr. Delaney graduated from Seattle University in 1971 with a degree in accounting.

     Gregory B. Lipsker, Spokane, Washington - 47
     --------------------------------------------
     Mr. Lipsker is a practicing securities and business attorney with the firm of Workland, Witherspoon, Riherd & Brajcich in Spokane, and has been a member of the Washington State Bar Association since 1977. He is also a member of the Spokane Citizens Advisory Review Panel, a director of the West Central Community Center, and director and president of Spokane Sports Unlimited, a non-profit corporation. Mr. Lipsker also presently serves as an interim director of Metaline Mining and Leasing Corporation and Cimarron-Grandview Group, Inc., both of which are inactive corporations.

     Mark D. Bantz, Spokane, Washington - 49
     ---------------------------------------
     Mr. Bantz is a practicing business, mining and securities lawyer in Spokane, and has been a member of the Washington State Bar Association since 1977. From 1977 to 1979, he was an assistant prosecutor in the Whatcom County (Washington) Prosecuting Attorney's Office, and since 1989, he has been a director of MegaGold Corporation, a subsidiary of the Company.

     The Company generally pays each member of the Committee for each meeting attended and each interim telephonic meeting in which the member participated, at hourly rates normally charged by such members in their respective professions.

     No member of the Executive Remuneration Committee owned any shares of common stock of the Company at April 7, 1997, with the exception of Mr. Bantz. Mr. Bantz is the beneficial owner of 2,500 shares of common stock of the Company held by him as custodian for the benefit of his minor children under the Washington Uniform Transfers to Minors Act. In addition, Mr. Bantz owns 575,350 shares of MegaGold, 215,827 shares of Great Basin. Members of the Executive Remuneration Committee advise the board on executive compensation matters. They are neither employees nor agents of the Company. Members of the Executive Remuneration Committee are authorized and empowered to conduct such investigation as is necessary to advise the board of the fairness of such matters. In discharging their duties, members of the Executive Remuneration Committee are expected to exercise the same degree of care and judgment as is exercised by the Compensation Committee of the board of directors.

     Combined Report of the Executive Remuneration Committee and the Compensation Committee of the Board of Directors.
     ---------------------------------------------------------------
     The Company applies a consistent compensation philosophy to all employees, including senior management. This philosophy is premised on the belief that the Company's performance is the result of coordinated efforts directed toward common objectives.

     COMPENSATION PHILOSOPHY AND GOALS. The goal of the compensation program is to attract, retain and reward employees and other key individuals who contribute to both the immediate and the long-term success of the Company. Contributions are largely measured subjectively, and are rewarded through cash and equity-based compensation vehicles. The Company believes that employees and executive officers should be fairly rewarded for sustained performance. Accordingly, the Company evaluates the extent to which strategic and business goals are met, and measures individual performance, albeit subjectively, against development objectives and the degree to which teamwork and Company objectives are promoted. The Company strives to achieve a balance between the compensation paid to a particular individual and the compensation paid to other employees and executives having similar responsibilities within the Company.
     The Company also strives to ensure that each employee understands the components of his or her salary, and the bases upon which it is determined and adjusted.

     ADMINISTRATION. During 1996, the Company's compensation program was jointly administered by the Executive Remuneration Committee, described above, which was responsible for reviewing and evaluating the fairness of the recommendations of the Company's board of directors for awards of equity-based compensation pursuant to the Company's stock option plans, and by the Compensation Committee of the board of directors of the Company, which was responsible for determining the cash and cash equivalent salaries of the executive officers, taking into account the views of the Executive Remuneration Committee.

     COMPENSATION VEHICLES. The Company has a simple compensation program consisting of cash and equity-based compensation. Equity-based compensation has been the dominant component of the Company's compensation program for the past several years, owing to previously limited cash resources, and is designed to provide additional incentives to work to maximize shareholder value. The Company maintains incentive stock option programs which provide for the award of both qualified and nonqualified options, and grants stock options periodically to persons eligible to participate in the plans. The Company also allows all eligible employees to participate in stock ownership through the Gold Reserve KSOP Plan.

     CHIEF EXECUTIVE OFFICER'S COMPENSATION. Mr. Timm's salary base was increased to $165,000 and he received a cash bonus of $56,700 during the year. The Company has not developed specific quantitative or qualitative performance measures or other specific criteria for determining the compensation of its chief executive officer, primarily because it does not yet have a producing mine or other operations from which such quantitative data can be derived. As a consequence, the determination of the chief executive officer's compensation in 1996 was largely subjective, and was based on the Company's progress in addressing its more immediate concerns - these being procurement of the veta concession on the Brisas property, continued exploration of the Brisas concession, financing of the Company's exploration and development activities, and identifying and analyzing new corporate opportunities.

     The Company can be expected to develop quantitative, performance-oriented compensation measures for its chief executive officer and all other executive officers if its Venezuelan mining concessions are placed into production. The Company expects that such measures will take into account standard means of evaluating executive officer performance, such as revenues and earnings, the market price of the Company's common stock, and the Company's relative success in bringing its concessions into production and in acquiring additional mining properties or concessions. Executive compensation levels can be expected to increase in future years due to increased cash resources. The Company expects its equity-based compensation vehicles will be continued in future years, but that they will be supplanted by increased cash compensation to the Company's employees and executive officers due to increased cash resources.

          COMPENSATION COMMITTEE OF               EXECUTIVE REMUNERATION
          THE BOARD OF DIRECTORS                  COMMITTEE
          -------------------------               ----------------------
          Jean Charles Potvin                     Gregory B. Lipsker
          James H. Coleman                        Wesley L. Delaney
                                                  Mark D. Bantz

     It is the Compensation Committee's belief that, in light of current compensation levels of the Company's executive officers, the Company will not be affected by the provisions of 162(m) of the Code, which limits the deductibility of certain executive compensation. Therefore, the Committee has not adopted a policy as to compliance with the requirements of Section 162(m).

     Performance Graph.
     ------------------
     The following graph compares the six year cumulative total return on an investment of $100 between the Company, The NASDAQ Stock Market Index and the S&P Gold Index, assuming reinvestment of dividends received. Cumulative total return is measured by the difference between the median high and low bid prices of the Company's common stock, as reported by The NASDAQ Stock Market, at the end and beginning of the measurement period.

                              1991   1992   1993    1994    1995    1996
                              ----   ----   -----   -----   -----   -----
     Gold Reserve Corporation  100   700    2,550   1,694   1,125   1,913
     The NASDAQ Stock Market   100   116      134     131     185     227
     S & P Gold Index          100    93      171     138     156     154

                      ITEM NO. 1 --  ELECTION OF DIRECTORS
                      ------------------------------------
     At the annual meeting, seven directors are to be elected. Unless authority to vote is withheld on a proxy, proxies in the form enclosed will be voted for the director-nominees identified below. If any nominee is not available for election (a contingency which the Company does not now foresee), it is the intention of the board of directors to recommend the election of a substitute nominee, and proxies in the form enclosed will be voted for the election of such substitute nominee unless authority to vote such proxies in the election of directors has been withheld.

     NOMINEES TO THE BOARD OF DIRECTORS

     Name                     Position Held                 Since   Age
     -----------------------  --------------------------    -----   ---
     Rockne J. Timm           President, Chief Executive
                                Officer and Director        1984    51
     A. Douglas Belanger      Executive Vice President,
                                Secretary and Director      1988    44
     James P. Geyer           Senior Vice President and
                                Director                       -    44
     Patrick D. McChesney     Director                      1988    47
     Jean Charles Potvin      Director                      1993    44
     James H. Coleman         Director                      1994    46
     Chris D. Mikkelsen       Director                         -    45

     Background of Nominees.
     -----------------------
     The business experience of Mr. Mikkelsen for the past five years is as follows:

     Mr. Mikkelsen has been a shareholder and officer in the accounting firm of McDirmid, Mikkelsen & Secrest, P.S., since 1976. He is a certified public accountant with an extensive background in providing operational and tax advice to a wide variety of clients and businesses. He is also a director of MegaGold Corporation and Great Basin Energies, Inc.(1)Mr. Mikkelsen resides in Spokane, Washington.

     (1) As of the record date, Mr. Mikkelsen was the beneficial owner of 68,000 shares of the Company's common stock. This includes 50,000 common shares issuable pursuant to presently exercisable options as of the record date. Mr. Mikkelsen is also the trustee of 44,841 shares of common stock of the Company for the minor child of Mr. Timm.

     Mr. Mikkelsen is also the beneficial owner of 519,751 and 359,712 shares of common stock of MegaGold Corporation and Great Basin Energies, Inc., respectively, comprising 1.4% and .9% respectively of the outstanding shares of those companies and may be deemed indirectly to have an interest in the Company through his interest in these subsidiaries. He disclaims any beneficial interest of common shares of the Company owned by MegaGold and Great Basin Energies, Inc.

     The background of the remaining nominees is set forth in the section of this Proxy Statement entitled Directors and Executive Officers.

     Requisite Approval.
     -------------------
     The affirmative vote of a majority of the shares present at the annual meeting, in person or by proxy, is required to elect directors. Shareholders are entitled to cumulate their votes in voting for directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOREGOING NOMINEES TO
     THE BOARD OF DIRECTORS.                  ---


             ITEM NO. 2 -- APPROVAL OF AMENDMENT TO THE ARTICLES OF INCORPORATION AND BYLAWS TO REDUCE THE QUORUM REQUIREMENT
           ---------------------------------------------------------
     At the annual meeting, the shareholders will be asked to approve an Amendment to the Articles of Incorporation and to approve an amendment to Article 2, subsection 2.6 of the Company's Bylaws to reduce the quorum from a majority of the shares entitled to vote to one-third of the shares entitled to vote on a matter. Article 2, subsection 2.6 of the Bylaws of the Company presently defines a quorum at any meeting of the shareholders to be a majority of the outstanding shares of the Company entitled to vote, represented in person or by proxy. If less than a majority of the outstanding shares entitled to vote are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the subject matter constitutes the act of the shareholders, unless the vote of a greater number is required by the Company's Bylaws, Articles of Incorporation or the Montana Business Corporation Act.

     Under the Montana Business Corporation Act, the Articles of Incorporation may provide for a quorum of less than a majority of the outstanding shares of the corporation entitled to vote. Prior to 1992, the Montana Business Corporation Act established a minimum quorum requirement of one-third of the outstanding shares entitled to vote. The Act has since been amended to allow corporations, effective January 1, 1992, to set the quorum requirement in the corporation's Articles of Incorporation at any level the corporation deems appropriate.

     At the Company's annual meeting in June of 1996, the Company was unable to obtain a quorum to conduct the regular business of the Company. The outstanding shares as of the record date of April 10, 1996 were 20,609,492. At the annual meeting of June 7, 1996, 45.19% of the outstanding shares were present and entitled to vote either in person or by proxy. The meeting had to be adjourned until July 10, 1996 and a resolicitation of proxies undertaken. At the July meeting, a quorum was ultimately obtained at 50.45% of the outstanding shares entitled to vote.

     The board of directors believes that reducing the quorum requirement for approval of general corporate matters to one-third from a simple majority is in the best interests of the Company. Such a reduction in the quorum requirement will reduce the likelihood that a quorum will not be obtained at the annual meeting and thereby reduce the potential for delays of important corporate decisions and the added expense accompanying the resolicitation of proxies. However, to the extent shareholders do not exercise their rights to vote, reducing the quorum requirement does have the effect of allowing significant corporate decisions to be approved by a smaller number of shareholders. The TSE and NASDAQ rules do not prohibit the one-third quorum proposal. The board of directors has voted unanimously to authorize the proposed amendment to the Articles of Incorporation and to recommend the proposed amendment to the shareholders for adoption.

     TEXT OF AMENDMENT. A copy of the proposed Amendment to the Company's Articles of Incorporation is attached hereto as "Schedule A" and the shareholders are urged to study the proposed amendment carefully for a more complete understanding of the proposal. If amendment to the Articles of Incorporation is approved, the Board will then amend the Bylaws to be consistent with the amended Articles.

     REQUISITE APPROVAL. The affirmative vote, in person or by proxy, of the holders of a majority of the shares of common stock outstanding as of the record date is necessary to approve the Amendment to the Articles of Incorporation reducing the quorum requirement.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION AND BYLAWS TO REDUCE THE QUORUM REQUIREMENT FOR ALL FUTURE SHAREHOLDER MEETINGS TO ONE-THIRD OF THE VOTES ENTITLED TO BE CAST ON A MATTER.

                  ITEM NO. 3 --  APPROVAL OF AMENDMENT TO THE
            ARTICLES OF INCORPORATION TO REDUCE VOTING REQUIREMENTS
            -------------------------------------------------------

     Under the Montana Business Corporation Act, certain transactions or events are required to be approved by more than a simple majority of the number of shares entitled to vote. Transactions involving the merger of the Company, a share exchange, a dissolution of the Company or the approval of the sale of substantially all of the Company's assets out of the ordinary course of business requires the affirmative vote of two-thirds of all of the votes entitled to be cast on that proposal.

     The voting requirements for a merger, share exchange, sale of assets other than in the regular course of business and dissolution, if provided for in the Articles of Incorporation, may, in accordance with the Montana Business Corporation Act, be reduced to a majority of all votes entitled to be cast by each voting group on these issues.

     At the present time, the Board is not contemplating any of the foregoing transactions. However, the Board believes that reducing the voting requirements for the approval of merger, share exchange, dissolution or sale of corporate assets out of the ordinary course of business to a simple majority from two-thirds, is in the best interests of the Company. Such a reduction in the requirements will provide greater flexibility in the decision-making process and may enhance the Company's ability to obtain approval of the foregoing important decisions on an expedited basis. However, to the extent shareholders do not exercise their rights to vote for such transactions, reducing the voting requirements will have the effect of allowing these significant corporate decisions to be approved by a smaller number of shareholders. Reducing the voting requirements could also reduce the effectiveness of the Shareholder Rights Plan described in Item 6 of this proxy statement, particularly if a bidder seeking to acquire control of the Company were to do so by proposing a merger or other acquisition in the context of a proxy contest as opposed to a tender or exchange offer.

     TEXT OF AMENDMENT. A copy of the proposed Amendment is attached hereto as "Schedule A." Shareholders are encouraged to read the amendment carefully for a more complete understanding of the proposal. The board of directors has voted unanimously to authorize the amendment to the Articles of Incorporation and to recommend the proposed amendment to the shareholders for adoption.

     REQUISITE APPROVAL: The affirmative vote in person or by proxy of the holders of two-thirds of the shares of common stock outstanding as of the record date is necessary to approve the Amendment to the Articles of Incorporation reducing the number of votes required for approving a merger, share exchange, sale of corporate assets out of the ordinary course of business and dissolution of the Company.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
     AMENDMENT TO THE ARTICLES OF INCORPOR-   ---
     ATION TO DECREASE THE NUMBER OF VOTES
     REQUIRED FOR APPROVAL OF A MERGER, SHARE EXCHANGE,
     SALE OF ALL OR SUBSTANTIALLY ALL OF THE COMPANY'S ASSETS OUT OF THE ORDINARY COURSE OF BUSINESS OR APPROVAL OF A PROPOSAL TO DISSOLVE THE COMPANY FROM TWO-THIRDS OF THE SHARES OF EACH VOTING GROUP ENTITLED TO VOTE TO A SIMPLE MAJORITY OF THE SHARES OF EACH VOTING GROUP ENTITLED TO VOTE.


            ITEM NO. 4 -- APPROVAL OF AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE COMPANY'S AUTHORIZED CAPITAL STOCK
        ----------------------------------------------------------------

     At the annual meeting, the shareholders of the Company will be asked to consider and approve an amendment to the Company's Articles of Incorporation increasing the number of authorized shares of capital stock from 50 million shares to 500 million shares, of which, 20 million shares will be designated preferred stock issuable in one or more series. Important information concerning the current capitalization of the Company, and the purpose and effect of the proposed amendment is set forth below.

     Capitalization of the Company.
     ------------------------------
     The authorized capital of the Company presently consists of 40 million shares of common stock, no par value per share, and 10 million shares of preferred stock, no par value per share, issuable in one or more series, with such rights, preferences, limitations and other characteristics as the Board of Directors of the Company from time to time may determine. At April 7, 1997, the number of issued and outstanding shares of common stock of the Company was 22,772,138. An additional 1,781,745 shares of common stock were deemed outstanding pursuant to presently exercisable options and warrants at such date.

     Purpose of the Proposal.
     ------------------------
     The Company historically has financed its mining activities in Venezuela from the sale of equity and through acquisition indebtedness. The board of directors believes that substantial additional equity will be required to complete exploration and development activities at the Company's Brisas concession, complete technical and feasibility studies, put the concession into production and, if warranted, pursue other business opportunities that may be presented to the Company. In addition, as is discussed elsewhere in this Proxy Statement, the board of directors believes it advisable to adopt a Shareholder Rights Plan which, if approved by the shareholders, would result in the potential need for shares of additional stock in accordance with the formulas set forth in the Shareholder Rights Plan.

     The principal purpose of the proposed amendment is to authorize additional shares of capital stock which will be available in the event the board of directors of the Company determines that it is necessary or appropriate to raise additional capital through the sale of securities to acquire another Company or its business or assets, to work and establish a strategic relationship with a corporate partner, or for any other appropriate corporate purpose as the board of directors may deem advisable. It is the board of directors' continued belief that the preferred stock will allow the Company greater flexibility in raising equity capital to support its activities since the preferred stock can be tailored, by series, to meet the requirements of the capital markets, and in particular the requirements of institutional investors who now occupy a dominant role in these markets. The board of directors believes that the designation of preferred stock allows the Company to respond more rapidly to the changing conditions of the capital markets, since each such series can be approved by the board of directors without further shareholder approval. The board of directors believes that these features will enable the Company to raise additional equity capital, as needed, from a wider variety of financing sources, and on such terms that may be more favorable than those obtained through conventional common stock offerings.

     The increase in the number of authorized shares of capital stock from 50 million shares to 500 million shares, including the increase of 10 million shares of preferred stock to 20 million shares of preferred stock, will not have any immediate effect on the rights of existing shareholders. To the extent additional shares are issued in the future, however, the existing shareholders' percentage equity ownership and the voting power will decrease. Depending on the price at which the shares are issued, any such issuance also could have the effect of diluting the earnings per share and book value per share of the outstanding shares. The Company presently has no plan, agreement or arrangement or understanding to issue any of the shares for which approval is sought, and is not presently engaged in any discussions or negotiations with respect to any such issuance. If the amendment is approved by the shareholders of the Company, the board of directors does not intend to solicit further shareholder approval prior to the issuance of any additional shares, except as may be required by applicable law. The board of directors has unanimously authorized the proposed amendment and has voted to recommend the proposed amendment to the shareholders for adoption.

     Text of Amendment.
     ------------------
     The text of the proposed amendment to the Company's Articles of Incorporation appears as Schedule A to this Proxy Statement.
     Shareholders are encouraged to read the amendment carefully for a more complete understanding of the proposal.

     Requisite Approval.
     -------------------
     Approval of Item 4 requires the affirmative vote of the holders of the majority of the shares present at the annual meeting, in person or by proxy.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
     AMENDMENT OF THE ARTICLES OF INCORPORA-  ---
     TION TO INCREASE THE COMPANY'S AUTHORIZED CAPITAL, INCLUDING AN INCREASE IN THE NUMBER OF PREVIOUSLY AUTHORIZED PREFERRED STOCK.


               ITEM NO. 5 --  APPROVAL OF SHAREHOLDER RIGHTS PLAN
               --------------------------------------------------

     Shareholder Rights Plan.
     ------------------------
     Shareholders will be asked at the Meeting to consider and approve the Gold Reserve Shareholder Rights Plan (the "Rights Plan). The full text of the Rights Plan is attached as Schedule "B" to this proxy statement. The following information concerning the Rights Plan constitutes a summary only and the actual Rights Plan should be consulted for details of the Plan.

     The board of directors has determined that the Rights Plan is in the best interests of the Company and recommends that the shareholders vote in favor of the Rights Plan.

     In considering whether to adopt the Rights Plan, the board of directors considered the current legislative framework in Canada and the United States governing take-over bids and tender offers.

     Time.
     -----
     Current Canadian legislation permits a take-over bid to expire 21 days after it is initiated. A take-over bid in the U.S. must remain open for at least 20 business days after it is initiated. The board of directors is of the view that this is not sufficient time to permit shareholders to consider a take-over bid and make a reasoned and unhurried decision and also does not allow the board of directors sufficient time to seek alternatives to maximize shareholder value.

     Pressure to Tender.
     -------------------
     A shareholder may feel compelled to tender to a take-over bid which the shareholder considers to be inadequate, out of a concern that in failing to do so, the shareholder may be left with illiquid or minority discounted shares. The board of directors believes that the Rights Plan provides a shareholder with an approval mechanism which is intended to ensure that a shareholder can separate the decision to tender from the approval or disapproval of a particular take-over bid.

     Unequal Treatment.
     ------------------
     The board of directors was concerned that a person seeking such control might attempt, among other things, a gradual accumulation of shares in the open market or the accumulation of a large block of shares in a highly compressed period of time from institutional shareholders and professional speculators or arbitrageurs. The Rights Plan effectively prohibits the acquisition of more than 20% of the Company's common shares in such a manner. Because the common shares of the Company are quoted on the NASDAQ Stock Market and therefore trade in the United States, as well as Canada, there is a possibility that the differences between United States and Canadian securities regulations could result in unequal treatment of shareholders in the two jurisdictions. The Rights Plan is designed to encourage any bidder to provide shareholders with equal treatment in a take-over bid.

     Purpose of the Rights Plan.
     ---------------------------
     The purpose of the Rights Plan is to give adequate time for shareholders of the Company to properly assess the merits of a bid without pressure and to allow competing bids to emerge. The Rights Plan is designed to give the board of directors time to consider alternatives to allow shareholders to receive full and fair value for their common shares. The Rights Plan is not being recommended for adoption by the board of directors in response to, or anticipation of, any acquisition proposal and is not intended to prevent a take-over of the Company or to secure continuance in office of management or the directors. The Ontario Securities Commission has concluded in two recent decisions relating to shareholder rights plans that a target company's board will not be permitted to maintain a shareholder rights plan solely to prevent a successful bid, but only so long as the board is actively seeking alternatives to a take-over bid and there is a real and substantial possibility that it can increase shareholder choice and maximize shareholder value. The Rights Plan may, however, increase the price to be paid by a potential offeror to obtain control of the Corporation and may discourage certain transactions.

     The Issuance of the Rights (as defined below) will not in any way alter the financial condition of the Company. The issuance is not of itself dilutive, will not affect reported earnings per share and will not change the way in which shareholders would otherwise trade common shares. By permitting holders of Rights other than an "Acquiring-Person" (as defined below) to acquire shares of the Company at a discount to market value, the Rights may cause substantial dilution to a person or group that acquires 20% or more of the voting securities of the Company other than by way of a Permitted Bid (as defined below) or other than in circumstances where the Rights are redeemed or the application of the Rights Plan is waived.

     The Rights Plan is intended to provide adequate time for shareholders to assess a bid and to permit competing bids to emerge. It also gives the board of directors sufficient time to explore other options. A potential bidder can avoid the dilutive features of the Rights Plan by making a bid that conforms to the requirements of a Permitted Bid or approach the board with a view to negotiation of a transaction acceptable to the board.

     To qualify as a Permitted Bid, a take-over bid must be made by way of a take-over bid circular to all holders of common shares and must be open for 60 days after the bid is made and provide that any shares tendered may be withdrawn until they are taken up and paid for. If at least 50% of the common shares held by persons independent of the bidder are deposited or tendered pursuant to the bid and not withdrawn, the bidder may take up and pay for such shares. A public announcement that the 50% condition has been met must be made and the bid must then remain open for a further period of 10 clear business days on the same terms. The Rights Plan allows a partial bid to be a Permitted Bid.

     The requirements of a Permitted Bid enable each shareholder to make two separate decisions. First, a shareholder will decide whether the bid or any competing bid is adequate on its own merits, in making this decision the shareholder need not be influenced by the likelihood that the bid will succeed. If there is sufficient support such that at least 50% of the common shares have been tendered, a shareholder who has not already tendered to that bid or to a competing bid will have a further 10 business days to decide whether to withdraw his or her common shares from a competing bid, if any, and whether to tender to the bid.

     In reaching the decision to implement the Rights Plan, the board of directors considered their duties and responsibilities to the Company in consultation with legal counsel. In addition, the board of directors reviewed the recent experiences of other public companies in adopting rights plans.

     Summary of the Rights Plan.
     ---------------------------
     The following is a summary of the principal terms of the Rights Plan which is qualified in its entirety by reference to the text of the Rights Plan attached as Schedule "B" to this proxy statement:

     Adoption of Rights Plan and Issuance of Rights.
     -----------------------------------------------
     The Rights Plan was adopted by the board of directors on March 31, 1997 (the "Agreement Date") and applies to take-over bids made on or after the Agreement Date. On the business day immediately following the date on which the proposed amendment to the Company's Articles of Incorporation (as described in Schedule A to this Proxy Statement) becomes effective (the "Effective Date"), one right (a "Right") will be issued in respect to each outstanding common share. If the Separation Time (as defined in the Rights Plan and discussed below) occurs subsequent to and not concurrently with the Effective Date, then each such Right will, when issued, attach to the associated outstanding common share and one Right will also attach to any common shares issued after the Effective Date and prior to the earlier of the Separation Time and the Expiration Time (as defined in the Rights
     Plan). If the Separation Time occurs concurrently with the Effective Date, the Rights will not attach to the common shares but will be evidenced separately by Rights certificates. See "Rights Exercise Privilege" and "Certificate and Transferability" below.

     Term.
     -----
     The Rights Plan came into effect on the Agreement Date (although Rights will not be issued until the Effective Date) and will remain in effect until the end of the fifth anniversary of the Effective Date, subject to confirmation of the Rights Plan by shareholders at the Meeting and approval at the Meeting of the proposed amendment to the

     Articles of Incorporation (as described in Schedule A to this proxy statement), and subject to confirmation of the Rights Plan by shareholders at the third annual meeting of shareholders of the Company following the Meeting.

     Rights Exercise Privilege.
     --------------------------
     The Rights will become exercisable at the time (the "Separation Time") that is the later of (i) the Effective Date, and (ii) the tenth trading day after the earlier of a person having acquired, or the commencement, announcement or other date determined by the board of directors in respect of a take-over bid to acquire, 20% or more of the common shares, other than by an acquisition pursuant to a take-over permitted by the Rights Plan (a "Permitted Bid"). In addition, if the Separation Time occurs following and not concurrently with the Effective Date (such that the Rights, when issued, are attached to outstanding common shares), the Rights will, at the Separation Time, separate from the shares to which they are attached. If the Separation Time occurs concurrently with the Effective Date, the Rights issued on the Effective Date will not attach to the common shares and will be separate from the common shares from and after the time of issuance of the Rights.

     The acquisition by a person (an "Acquiring Person"), including associates and affiliates and others acting in concert, of Beneficial Ownership (as defined in the Rights Plan) of 20% or more of the common shares, other than by way of a Permitted Bid, is referred to as a "Flip-in Event." Any Rights held by an Acquiring Person on or after the earlier of the Separation Time or the first date of public announcement by the Company or an Acquiring Person that an Acquiring Person has become such, will become void upon the occurrence of a Flip-in Event. Ten trading days after the occurrence of the Flip-in Event, the Rights (other than those held by the Acquiring Person), will permit the holder to purchase common stock of the Company having a market value of twice the exercise price of the Rights, for example, common shares with a total market value of $140 (Canadian), on payment of $70 (Canadian) (50% discount).

     The issue of the Rights will not be initially dilutive unless a Flip-in Event occurs prior to such issuance. Upon a Flip-in Event occurring, reported earnings per common share on a fully diluted or non-diluted basis may be affected. Holders of Rights who do not exercise their Rights upon the occurrence of a Flip-in Event may suffer substantial dilution.

     Certificates and Transferability.
     ---------------------------------
     Provided that the Separation Time does not occur concurrently with the Effective Date, then from and after the Effective Date and prior to the Separation Time the Rights will be evidenced by a legend imprinted on certificates for common shares issued from and after the Effective Date, and Rights will also be attached to common shares outstanding on the Effective Date, although share certificates issued prior to that date will not bear such a legend. Prior to the Separation time, Rights will NOT be transferable separately from the attached shares.

     From and after the Separation Time (which, if the Separation Time occurs concurrently with the Effective Date, will be the time of issuance of the Rights), the Rights will be evidenced by Rights certificates which will be transferable and traded separately from the shares.

     Permitted Bid Requirements.
     ---------------------------
     The requirements of a Permitted Bid include the following:

     1.  The take-over bid must be made by way of a take-over bid circular.

     2. The take-over bid must be made to all holders of common shares. The Rights Plan allows a partial bid to be a Permitted Bid.

     3. The take-over bid must not permit common shares tendered pursuant to the take-over bid to be taken up prior to the expiry of a period of not less than 60 days and then only if at such time more than 50% of the common shares held by shareholders other than the bidder, its affiliates and persons acting jointly or in concert with the bidder (the "Independent Shareholders") have been tendered pursuant to the take-over bid and not withdrawn. The take-over bid must also provide that any common shares deposited pursuant to the bid may be withdrawn until taken up and paid for.

     4. If more than 50% of the common shares held by Independent Shareholders are tendered to the take-over bid within the 60 day period, the bidder must make a public announcement of that fact and the take-over bid must remain open for deposits of common shares for an additional 10 business days from the date of such public announcement.

     The Rights Plan allows a competing Permitted Bid (a "Competing Permitted Bid") to be made while a Permitted Bid is in existence. A Competing Permitted Bid must satisfy all the requirements of a Permitted Bid except that provided such offer is outstanding for a minimum period of 21 days, it may expire on the same date as the Permitted Bid.

     Waiver and Redemption.
     ----------------------
     If a potential offeror does not wish to make a Permitted Bid, it can negotiate with, and obtain the prior approval of the board of directors to make a bid by take-over bid circular to all shareholders on terms which the board of directors considers fair to all shareholders. In such circumstances, the board may, prior to a Flip-in Event, waive the dilutive effects of the Rights Plan in respect of such transaction, thereby allowing such bid to proceed without dilution. In such event, such waiver would be deemed also to be a waiver in respect of all other contemporaneous bids made by way of a take-over bid proxy statement. The board of directors may also waive the Rights Plan in respect of a particular Flip-in Event that has occurred through inadvertence, provided that the Acquiring Person that inadvertently triggered such Flip-in Event has reduced its beneficial holdings to less than 20% of the outstanding voting shares of the Company. Other waivers of the Rights Plan require approval of the holders of common shares or Rights. At any time prior to the occurrence of a Flip-in Event, the board of directors may, with the prior consent of the holders of common shares or Rights redeem all, but not less than all, of the outstanding Rights, as the case may be, at a price of $0.00001 each.

     Exemption for "Grandfathered" Persons.
     --------------------------------------
     Any person (a "Grandfathered Person") who owns beneficially 20% or more of the common shares of the Company determined as of the Agreement Date, is exempted from triggering a Flip-in Event provided that such Grandfathered Person does not increase its ownership of common shares by more than one percent of the number of common shares outstanding as of the Agreement Date. To the knowledge of the Corporation, no persons are Grandfathered Persons.

     Exemption for Investment Advisors.
     ----------------------------------
     Investment advisors (for client accounts) and trust companies (acting in their capacity as trustees and administrators) acquiring more than 20% of the common shares are exempted from triggering a Flip-in Event, provided that they are not making, or are not part of a group making, a take-over bid.

     Supplements and Amendments.
     ---------------------------
     The Company is authorized to make amendments to the Rights Plan to correct any clerical or typographical error or, subject to subsequent ratification by shareholders or Rights holders, to maintain the validity of the Rights Plan as a result of changes in law or regulation. Prior to the Meeting, the Company is authorized to amend or supplement the Rights Plan as the board of directors may in good faith deem necessary or desirable. No such amendments have been made to date. The Company will issue a press release to any significant amendment made to the Plan prior to the Meeting and will advise the shareholders of any such amendment at the Meeting. Other amendments or supplements to the Rights Plan may be made with the prior approval of shareholders or Rights holders.

     Canadian Federal Income Tax Consequences of the Rights Plan.
     ------------------------------------------------------------
     Under the income Tax Act (Canada) (the "Tax Act"), while the matter is being reviewed not free from doubt, the issue of the Rights under the Rights Plan may be a taxable benefit which must be included in the income of a recipient. However, no amount must be included in income if the Rights do not have a monetary value at the date of issue. The Company considers that the Rights, when issued, will have negligible monetary value, there being only a remote possibility that the Rights will ever be exercised. The holder of Rights may have income or be subject to withholding tax under the Tax Act if the Rights become exercisable, or are exercised or are otherwise disposed of.

     This statement is of a general nature only and is not intended to constitute nor should it be construed as legal or tax advice to any particular holder of common shares. Such holders are advised to consult their own tax advisors regarding the consequences of acquiring, holding, exercising or otherwise disposing of their Rights, taking into account their own particular circumstances and applicable federal, provincial, territorial, state or foreign legislation.

     Requisite Approval.
     -------------------
     Approval of Item No. 5 requires the affirmative vote of the holders of the majority of the shares present and voting at the annual meeting, in person or by proxy, excluding votes cast by shareholders who are not Independent Shareholders (as defined in the Rights Plan).

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE
     SHAREHOLDERS RIGHTS PLAN.


            ITEM NO. 6 -- ADOPTION OF THE 1997 EQUITY INCENTIVE PLAN
            --------------------------------------------------------
     At the annual meeting, the stockholders will be asked to consider and approve the Company's 1997 Equity Incentive Plan (the "1997 Plan") which was adopted by the Company's Board on January 30, 1997. The text of the 1997 Plan is attached hereto as "Schedule C."

     THE PLAN - GENERAL. Under the 1997 Plan, the Company may grant both "incentive stock options" and other options that may not be treated as "incentive stock options" under the Federal Internal Revenue Code, as amended ("the Code"), stock appreciation rights ("SARs") and shares of restricted stock (except as otherwise noted hereinafter collectively referred to as "options"). Key individuals of the Company and its subsidiaries (including directors and executive officers, and advisers who are consultants to the Company) are eligible to receive grants of options, provided that no option may be granted to directors or executive officers of the Company under the 1997 Plan without the approval of the Stock Option Committee of the Board or the full Board where applicable. The Company expects that most or all of its employees may be eligible to participate in the 1997 Plan. The total number of shares of common stock which may be issued and on which options may be granted under the 1997 Plan from time to time is 2,000,000. In addition, shares subject to outstanding options which become subject to forfeiture and re-issuance under the terms of the 1985, 1992 and 1994 plans may become available for reissuance under and subject to the terms and conditions of the 1997 Plan. See section entitled "Description of Incentive Stock Option and Employee Stock Ownership Plans."

     The Board has terminated the 1985, 1992 and 1994 plans as to future grants conditioned upon and effective immediately upon stockholder approval of the 1997 Plan at the annual meeting. The board of directors believes that the 1997 Plan is necessary because no shares remain available for grant under the prior plans. Adoption of the 1997 Plan will also allow the Company to comply with recent changes in Securities and Exchange Commission rule 16b-3 which governs the administration of equity incentive plans. On January 30, 1997, the board approved the granting of 462,554 options under the 1997 Plan, at an exercise price of $7.56 per share, subject to shareholder approval of the 1997 Plan. Of the foregoing, 207,554 options were granted to executive officers and directors. (See New Plan Benefits Table.)

     ADMINISTRATION. The plan provides that it shall be administered by the board of directors or a committee of directors appointed by the Board. The plan will primarily be administered by a Stock Option Committee of the Board (the "Committee"). The Committee will consist of two Board members who are not officers of the Company (or if no Committee, then by the Board.) No member of the Committee shall be personally liable for any action, determination or interpretation made or taken in good faith with respect to the Plan, and all members of the Committee shall be fully indemnified by the Company with respect to any such action, determination or interpretation. Options may be issued to Committee members by vote of the board of directors.

     ELIGIBILITY. Eligible participants and eligible directors in the plan shall be selected by the Committee from among those officers, directors, employees, and consultants of the Company and its subsidiaries who, in the opinion of the Committee, are in a position to contribute materially to the Company's continued growth and development and to its long-term financial success. Options may be granted to the members of the Committee by the board of directors.
     The Committee or the Board, as the case may be, shall have complete discretion consistent with the terms of the Plan in determining whether to grant options, the number of options to be granted, and whether an option is to be an incentive stock option within the meaning of Section 422 of the Code or a nonstatutory stock option.
     The maximum number of shares which may be the subject of options granted to any one individual in any calendar year is 300,000.

     LIMITATIONS AND VOTING REQUIREMENTS IMPOSED BY THE TORONTO STOCK EXCHANGE. Pursuant to TSE policy, as it applies to the Company and the Plan, shareholder approval is required to be obtained if (i) a majority of the shares to be allocated under the plan will or may be issuable to "insiders" of the Company (defined generally to mean directors and senior officers of the Company or of other companies owning or controlling more than 10% of the outstanding capital stock of the Company) or (ii) the Plan, together with other share compensation plans (being the 1985, 1992 and 1994 stock option plans and the employee stock ownership component of the Gold Reserve KSOP plan) could result, at any time in the number of shares reserved for stock options exceeding 10% of the outstanding capital stock of the Company or the issuance within a one year period of a number of shares exceeding 10% of the outstanding capital stock. For the purposes of such rules (and the rules described below relating to disinterested shareholder approval), "outstanding capital stock of the Company" is calculated on a non-diluted basis and, with respect to the calculation of a number of shares which may be issued in a one year period, shares issued pursuant to share compensation arrangements over the preceding one-year period are excluded for the purpose of calculating outstanding stock.

     In addition, disinterested shareholder approval is required to be obtained under TSE policy if a proposed share compensation arrangement such as the Plan, together with all of the Company's other previously established or proposed stock compensation arrangements, could result, at any time, in (i) the number of shares reserved for issuance pursuant to stock options granted to insiders exceeding 10% of the outstanding capital stock of the Company, (ii) the issuance to insiders, within a one-year period, of a number of shares exceeding 10% of the outstanding capital stock of the Company on a non-diluted basis, but excluding shares issued pursuant to a share compensation arrangement over the preceding one-year period, or (iii) the issuance to any one insider and such insider's "associates" (defined generally to means relatives, a spouse, certain similarly related persons, partners, and companies in respect of which the insider owns or controls more than 10% of the voting shares), within a one-year period, of a number of shares exceeding 5% of the outstanding capital stock of the Company on a non-diluted basis.

     In the opinion of the Company and its counsel, the proposed 1997 Plan, when viewed in conjunction with previous grants of options under the Company's 1985, 1992 and 1994 stock option plans, and previous and prospective allocations under the Gold Reserve KSOP Plan, could result in the issuance to directors, executive officers and other insiders of the Company of shares of common stock in excess of a TSEs policy limitations. Approval of the Plan for the purpose of complying with the TSEs policies will require the affirmative vote of a majority of the shares of common stock of the Company present at the annual meeting, in person or by proxy, held by persons who are not directors, executive offices or other insiders (or associates of insiders) of the Company. In the event the Plan is otherwise approved by the holders of at least a majority of the shares of common stock of the Company present at the annual meeting, though less than a majority of its disinterested holders, it will be deemed approved, subject to the policy limitations of the TSE with respect to grants of options to directors, executive officers and other insiders. Management of the Company does not presently anticipate that grants of options to such persons, together with grants or awards under any of the Company's other share compensation arrangements, will exceed such limitations.

     EXERCISE OF OPTIONS. Except for options to purchase up to 250,000 shares, all options granted under the 1997 Plan will be exercisable at a price equal to the fair market value of the shares at the time the options are granted. The exercise price of an incentive stock option granted under the 1997 Plan may not be less than 100% of the fair market value of the Company's common stock on the date the option is granted (110% of Fair Market Value in the case of an incentive stock option granted to any person who owns Stock possessing more than 10% of the total combined voting power of all classes of Stock of the Company or any Subsidiary.) "Fair market value" is defined by the 1997 Plan to be the closing sales price or the United States Dollar equivalent of the closing sales price at which a share of the stock is reported to have traded on the day immediately preceding the grant date as reported on the principal market for the stock; and if there is no trade on such date, the Fair Market Value means the closing sales price or the United States Dollar equivalent of the closing sales price on the most recent date previous to such grant date as reported on the principal market for the stock. If no Fair Market Value has been established in accordance with the foregoing, Fair Market Value shall be the value established by the board in good faith and, in the case of an incentive stock option, in accordance with
     Section 422 of the Code.

     Section 162(m) of the Code places limits on deductibility for income tax purposes of compensation paid to certain executive officers of the Company. The Company is only allowed to deduct up to a maximum of one million dollars annually for non-performance-based compensation paid to each of five highest paid executives whose annual compensation during the year (including gains upon the exercise of incentive stock options) exceeded $1,000,000 (the "named executive officers").
     Options granted below market value, and Restricted Stock will not be considered performance based under Section 162(m).

     DURATION OF OPTIONS. The Plan provides that the Committee or Board may, in its discretion, provide that an option may not be exercised in whole or in part for a specified period or periods of time.
     Generally, options vest 50% per year beginning one year after the grant date. Each option has a duration of up to ten (10) years from the time that it is granted, except that an incentive stock option granted to a 10% stockholder (defined as any person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary) shall have a duration of up to five (5) years from the time it is granted. Each option granted shall be exercisable at such times and be subject to such restrictions and conditions as the Committee or the Board, as the case may be, shall in each instance approve. Such restrictions and conditions need not be the same for each participant. For example, an option may be exercised in whole or in part and, in the discretion of the Committee or Board, an option may be immediately exercisable upon the occurrence of certain events, including upon the death or permanent disability of the optionee or upon a change in control (as defined in the Plan) of the Company. In the event of the optionee's termination of employment with the Company for cause, the option shall also be terminated. The Committee may extend the options for up to twelve months following termination due to death or permanent disability, or following retirement at or after normal retirement age. In the event of a change in control, the 1997 Plan authorizes the Committee, in its discretion, to accelerate the vesting of outstanding options and/or to accelerate the period of restriction relating to restricted stock grants.

     PAYMENT FOR OPTIONS. The option price is payable to the Company in full upon exercise of an option either (i) in cash or its equivalent,
     (ii) at the discretion of the Committee or the Board, as the case may be, by tendering shares of stock held by the optionee for more than six months having a fair market value at the time of exercise equal to the option price, (iii) by a combination of (i), (ii) or (iv) cash-less exercise methods which are generally permitted by law, whereby a broker sells the shares to which the option relates or holds such shares as collateral as may be the case. The proceeds of any such payments will be added to the general funds of the Company and used for general corporate purposes. The Company may also advance funds from time to time to holders of options on a short term basis, solely for the purpose of enabling the holders to exercise their options. All such advances will be evidenced in writing and require interest at prevailing rates and be secured by pledges of the stock for the proceeds therefrom which is the subject of the option. Where tender is made as provided for in (ii) above, only the net shares issued upon exercise of the option will be deemed utilized in the Plan.

     TRANSFERABILITY OF OPTIONS. Options which are deemed incentive stock options are not transferable by the optionee during the optionee's lifetime. Nonstatutory options may be transferred to the extent provided by the Committee or the Board, as the case may be. All options are transferable by the optionee's will or by the laws of descent and distribution.

     STOCK APPRECIATION RIGHTS. Stock Appreciation Rights (SARs) grant to the holder the right to receive the increase in the value of Stock subject to an option in lieu of purchasing such stock. The SAR entitles the holder of a related option to receive payment in an amount equal to the difference between Fair Market Value (as defined by the Plan) on the date of exercise of the SAR, less the option price under the related option, times the number of shares as to which the SAR has been exercised. Notwithstanding the foregoing, the agreement evidencing the SAR may limit in any manner, the amount payable with respect to any SAR. Payment for the SAR may be made by the Company in the discretion of the Committee or the Board, as the case may be, in cash or in shares of stock (in an amount determined at their Fair Market Value on the date immediately preceding the date of the exercise of the SAR) or a combination of cash and stock. To the extent payment is made in cash, the shares of stock allocable to the portion of the option surrendered may again be the subject of options or restricted shares of stock under the 1997 Plan. Whenever an SAR is exercised and payment is made in shares of stock, only the net shares issued upon exercise of the SAR will be deemed utilized in the Plan. Subject to the terms of the 1997 Plan, the Committee or the Board, as the case may be, may modify outstanding awards of SARs. There have been no SARs granted under the 1997 Plan.

     RESTRICTED STOCK. The Committee or the Board, as the case may be, may grant Restricted Stock under the 1997 Plan to eligible participants in such amounts in its discretion and consistent with the limitations of the 1997 Plan, which it deems appropriate. Each grant of Restricted Stock shall be made pursuant to a written agreement which shall contain such restrictions, terms and conditions as the Committee or the Board may determine in its discretion. The shares of Restricted Stock may not be sold, transferred, pledged assigned or otherwise alienated or hypothecated for such period of time and under such terms and conditions as the Committee or the Board, as the case may be, shall in its discretion establish. During the period of restriction, the holders of such Restricted Shares shall be entitled to vote the Restricted Shares and to receive dividends and other distributions if any are paid.

     ADJUSTMENTS FOR CHANGES IN CONTROL. In the event of a change in control of the Company (as defined in the 1997 Plan), the Committee may take such action and make such adjustments with respect to the options, SARs and restricted stock grants as it deems appropriate including, but not limited to, the right to accelerate in whole or in part the exercisability of options and/or to reduce the "Period of Restriction" (as defined by the 1997 Plan).

     ADJUSTMENTS FOR CHANGE IN CAPITALIZATION. In the event of a change in capitalization (as defined in the 1997 Plan), the Committee shall conclusively determine the appropriate adjustments, if any, to (i) the maximum number and class of shares of stock or other securities with respect to which options or restricted stock may be granted under the 1997 Plan; (ii) the number and class of shares of stock or other securities which are subject to outstanding options or restricted stock granted under the 1997 Plan, and the purchase price therefor, if applicable, and (iii) the maximum number of shares of stock or other securities with respect to which options or SARs may be granted during the term of the 1997 Plan. Any such adjustment made shall be in a manner not inconsistent with modifications allowed by Section 424(h)(3) of the Code and only to the extent permitted by Sections 422 and 424 of the Code.

     AMENDMENTS. The 1997 Plan may be amended at any time and from time to time by the board of directors, provided, however, that no such action of the Board, without approval of the stockholders, may increase the total amount of stock which may be issued under the 1997 Plan, except in the case of a change in capitalization as set forth above. No amendment may alter or impair any of the rights or obligations of any person under any option or restricted stock granted under the 1997 Plan without the participant's consent.

     DURATION OF PLAN. The 1997 Plan shall remain in effect, subject to the Board's right to earlier terminate the 1997 Plan until all of the stock subject to the 1997 Plan has been purchased or acquired or until January 30, 2007. Termination of the plan will not effect outstanding grants.

     FEDERAL INCOME TAX ASPECTS. The following summary is intended to reflect the current provisions of the Code and the Income Tax regulations thereunder applicable to the 1997 Plan. It is not intended to be a complete description of the federal income tax aspects of the 1997 Plan. The exact federal income tax treatment of awards will depend on the specific nature of any such award This summary does not address state and local tax considerations.

     (a) INCENTIVE STOCK OPTIONS. Neither the grant nor the exercise of an incentive stock option is taxable to the employee receiving the option. If the employee holds the stock purchased upon exercise of an incentive stock option for at least one year after the purchase of the stock and until at least two years after the option was granted, his or her sale of the shares will produce long-term capital gain or loss, and the Company will not be entitled to any tax deduction. However, if the employee sells or otherwise transfers the stock before these holding periods have elapsed, he or she will generally be taxed at ordinary income rates on the sale on the amount of the excess of the fair market value of the stock when the option was exercised over the option exercise price, and the Company will be entitled to a tax deduction in the same amount. Any remaining gain or loss will be a short-term or long-term capital gain or loss as the case may be.

     (b) NONSTATUTORY STOCK OPTIONS. The 1997 Plan permits the granting of nonstatutory stock options, which do not qualify for the same tax treatment accorded incentive stock options. Under the Code, a person granted a nonstatutory stock option will not recognize taxable income at the time the option is granted. Except as otherwise described below, such a person will recognize ordinary income at the time common stock is acquired upon the exercise of the option, in an amount equal to the excess of the then fair market value of the shares over the exercise price. Upon disposition of the common stock so acquired, any amount received in excess of the fair market value of the common stock on the date of exercise will be treated as long-term or short-term capital gain, depending on the optionee's holding period. If the amount received upon disposition of the common stock is less than its fair market value on the date of exercise, the difference will be treated as long-term or short-term capital loss, depending upon the optionee's holding period. The Company will generally be entitled to a deduction for federal income tax purposes at the time and in the amount that the optionee recognizes as ordinary income.

     (c) PAYMENT OF OPTION PRICE IN SHARES. If an option is exercised and payment is made by means of previously held shares or shares and cash, there is no gain or loss recognized to the optionee on the previously held shares. The optionee's basis and holding period of the previously held shares will be carried over to an equivalent number of shares received under the option. Any additional shares received under the option will have a basis equal to the compensation realized by the optionee for federal income tax purposes plus the amount of any additional cash paid. The Company will generally receive a federal income tax deduction at the same time, and in the same amount, as compensation is realized by the participant.

     (d) RESTRICTED STOCK. The acquisition of Restricted Stock is not a taxable event. When restrictions imposed upon the Restricted Stock expire, the holder will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the Restricted Stock on the date of such expiration over the purchase price, if any, for the shares. The holder may, however, elect within 30 days after the date of acquisition to recognize ordinary income on the date of purchase in an amount equal to the excess of the fair market value of the Restricted Stock on the date of the grant, determined without regard to the restrictions imposed on such shares, over the purchase price, if any, for the shares. If and when the holder recognizes ordinary income attributable to the Restricted Stock, the Company will be entitled to a deduction for the same amount.

     (e) SHARE APPRECIATION RIGHTS. The grant of an SAR is generally not a taxable event for the grantee. Upon exercise of the SAR, the grantee will recognize ordinary income in an amount equal to the amount of cash or stock received upon such exercise, and the Company will be entitled to a deduction for the same amount. If SARs are granted with respect to an option, the existence of the SARs will require charges to income for compensation expense based on the amount if any, by which the market price of the shares of common stock, subject to SARs, exceeds the option price over the period of the option.

     ACCOUNTING. The Company has elected to be governed by Accounting Principles Board Opinion No. 25, so that there is no earnings charge in connection with the grant or exercise of at-market stock options granted under the 1997 Plan. Effective for 1996, the financial Accounting Standards Board Statement No. 123 requires companies to show in a footnote to their annual financial statements, the pro-forma affect that option grants would have had on earnings if the "value" of the stock options granted that year were treated as compensation expense. See note 5 of the "Notes to Financial Statements" in the Company's 1996 annual report to the shareholders. Restricted stock grants under the 1997 Plan would, however, involve an earnings charge, as would SARs as discussed above. In addition, the options for 462,554 shares at $7.56 per share granted on January 30, 1997, including all of such options for 207,554 shares granted to executive officers and directors, are subject to shareholder approval of the 1997 Plan and, if approved by the shareholders, will be subject to an earnings charge to the extent the market price of the common stock on June 5, 1997 exceeds $7.56 per share.

     EFFECT ON PRIOR PLANS. The 1997 Plan will become effective upon approval by the shareholders at the annual meeting. The Board has terminated the 1985, 1992 and 1994 plans as to future grants conditioned upon and effective immediately upon stockholder approval of the 1997 Plan at the annual meeting. Options previously granted pursuant to the Company's 1985, 1992 and 1994 plans will continue to be governed by the respective provisions of such plans except as noted above, to the extent of any forfeited and re-issued shares.

     NEW PLAN BENEFITS. The following table provides information on options granted to executive officers and directors under the 1997 Plan subject to shareholder approval:

                               Number of    Option
     Executive Officer/        Options      Exercise Price    Dollar Value
     Directors                 Granted      Per Share(1)      of Options (2)
     ------------------------  ---------    --------------    --------------
     Rockne J. Timm             65,100          $7.56
     A. Douglas Belanger        52,000          $7.56
     Robert A. McGuinness       38,500          $7.56
     James H. Coleman           26,000          $7.56
     Jean C. Potvin             12,977          $7.56
     Patrick D. McChesney       12,977          $7.56

     (1) Equal to the fair market value for the common stock on the date of grant.

     (2) Equal to the market value on April 7, 1997, less the exercise price, multiplied by the number of shares. The closing market price of the common stock on April 7, 1997, as reported on the Toronto Stock Exchange was $___________ per share.

     REQUISITE APPROVAL. Approval of the 1997 Plan for the purpose of complying with TSE policy limitations requires the affirmative vote of a majority of the shares of common stock of the Company present at the annual meeting in person or by proxy, held by persons who are neither directors, executive officers or other insiders (or associates of insiders) of the Company. Based on information available to the Company, as of the record date, 1,622,758 shares of common stock were held by persons who are ineligible to vote for such purpose. Accordingly, approval of the 1997 Plan will require the affirmative vote of the holders of at least a majority of the remaining 21,149,380 shares of common stock.

     The foregoing notwithstanding, in the event the 1997 Plan is otherwise approved by the holders of at least a majority of the issued shares of common stock of the Company present at the annual meeting, in person or by proxy, though less than a majority of its disinterested holders, it will be deemed approved but will remain subject to the policy limitations of the TSE with respect to the number of options that may be granted to directors, executive officers and other insiders.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADOPTION OF THE 1997
     STOCK OPTION PLAN.                       ---


           ITEM NO. 7 -- APPROVAL OF THE PURCHASE OF COMMON STOCK BY
             THE COMBINED 401(k) SALARY REDUCTION PLAN AND EMPLOYEE
                              STOCK OWNERSHIP PLAN
           ----------------------------------------------------------
     At the annual meeting, the shareholders will be asked to approve for the purposes of TSE policy limitations, the purchase of 39,683 common shares by the Company's combined 401(k) Salary Reduction Plan and Employee Stock Ownership Plan (the "Gold Reserve KSOP Plan"). Important information concerning the limited purpose and effect of the proposal is set forth below.

     The board of directors, on January 30, 1997, authorized the purchase of an additional 39,688 common shares by the Gold Reserve KSOP Plan at a price of $7.56 (US) per share which represents the average of the closing bid and ask prices as reported by the NASDAQ Stock Market on January 30, 1997. Qualification of the foregoing purchase of additional common shares by the Gold Reserve KSOP Plan pursuant to the policies of the TSE will enable the company to allocate them, pursuant to the Employee Stock Ownership component of the Plan, to directors, executives, officers and other insiders (and other eligible participants) in compliance with the TSE's limitations on awards to such persons pursuant to share compensation arrangements. In 1991, 1992, 1994 and 1995 shareholders previously approved the purchase of up to 323,571 shares of common stock by the Gold Reserve KSOP Plan.

     At the present time, 4,254 of the previously approved shares remain available for allocation by the Gold Reserve KSOP Plan. (See the Section of the Proxy Statement entitled, "Item No. 6--Adoption of the 1997 Performance and Equity Plan" for more specific information concerning the TSE policy limitations.)

     Requisite Approval.
     -------------------
     Approval of Item No. 7 for the purpose of qualifying the stock purchase by the Gold Reserve KSOP Plan in compliance with TSE policy limitations, will require the affirmative vote of the holders of a majority of the shares present at the annual meeting held by persons who are not directors, executive officers, or other insiders (or associates of insiders) of the Company. Based on information available to the Company, as of the record date 1,622,758 shares of common stock were held by persons who were ineligible to vote for such purpose. Accordingly, approval of the Gold Reserve KSOP purchase for such purpose will require the affirmative vote of the holders of at least a majority of the remaining 21,149,380 shares of common stock outstanding at such date held by persons who were eligible to vote for such purpose.

     The foregoing notwithstanding, in the event the purchase of the shares by the Gold Reserve KSOP Plan is otherwise approved by the holders of at least a majority of the issued shares of common stock of the Company present at the annual meeting, in person or by proxy, but less than a majority of its disinterested shareholders, it will be deemed approved but will remain subject to the policy limitations of the TSE with respect to the number of shares of common stock that may be allocated to directors and executive officers.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
     APPROVAL OF THE PURCHASE OF COMMON       ---
     STOCK FOR THE COMBINED 401(k) SALARY
     REDUCTION PLAN AND EMPLOYEE STOCK OWNERSHIP PLAN.

               ITEM NO. 8 -- RATIFICATION OF INDEPENDENT AUDITOR
               -------------------------------------------------
     The firm of Coopers & Lybrand L.L.P., independent certified public accountants, has been selected by the Board of Directors to serve as the independent auditor of the Company for the year ended December 31, 1997 and any interim period. The firm is experienced in auditing and advising public companies engaged in mining and related activities, and has served as auditor of the Company since 1992. Representatives of the firm of Coopers & Lybrand L.L.P. will be present at the annual meeting to respond to questions of the shareholders.

     Ratification by the shareholders of the Company's independent auditor is not required under the Montana Business Corporation Act. The board of directors believes, however, that the selection of an auditor is an important matter and that the shareholders of the Company are entitled to approve or disapprove the Board's choice of auditor through ratification. The affirmative vote of a majority of the issued and outstanding shares of common stock present at the annual meeting, in person or by proxy, is required to ratify the selection of an auditor. If the board of directors' selection is not ratified, the Board will determine whether the auditor should be replaced.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
     THE RATIFICATION OF COOPERS &            ---
     LYBRAND L.L.P. AS THE COMPANY'S
     INDEPENDENT AUDITOR.

     CONCLUSION
     ----------
     It is important that proxies be returned promptly. Shareholders are requested to vote, sign, date and promptly return the proxy in the enclosed self-addressed envelope. The board of directors knows of no other matters which may be presented for shareholder action at the annual meeting. If other matters do properly come before the meeting, it is intended that the persons named in the proxies will vote on such proposals according to their best judgment.

     A COPY OF THE COMPANY'S ANNUAL REPORT TO SHAREHOLDERS IS ENCLOSED WITH THIS PROXY STATEMENT. COPIES OF THE COMPANY'S FORM 10-K WHICH HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION CAN BE OBTAINED FREE OF CHARGE FROM THE COMPANY BY REQUESTING SUCH REPORT IN WRITING TO:
     MS. JENNIFER SEMM, GOLD RESERVE CORPORATION, 1940 SEAFIRST FINANCIAL CENTER, SPOKANE, WASHINGTON 99201.

          BY ORDER OF THE BOARD OF DIRECTORS

          /s/ Mary Smith
          ----------------------------------
          Mary Smith, Secretary

     SCHEDULE "A" TO PROXY STATEMENT
     PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION
     TO REDUCE QUORUM AND VOTING REQUIREMENTS AND TO INCREASE AUTHORIZED CAPITAL STOCK

     Article V of the Company's Articles of Incorporation, as heretofore amended and restated, is amended to read in its entirety as follows:

                                    ARTICLE V
                                Authorized Shares
                                -----------------
     The total number of shares of all classes of stock which this corporation shall have authority to issue is 500,000,000 shares consisting of (a) 480,000,000 shares of common stock, no par value per share (the "Common Stock"), and (b) 20,000,000 shares of preferred stock, no par value per share, (the "Preferred Stock").

     The designations, relative rights, preferences and limitations of the shares of Common Stock and Preferred Stock are as follows:

     A.   Common Stock.
          -------------
          VOTING. The holders of Common Stock shall at all times vote as one class, with each holder of record entitled to one vote for each share held. A holder of shares of Common Stock shall have the right to cumulate his votes.

          DIVIDENDS. Each issued and outstanding share of Common Stock shall entitle the holder thereof to receive dividends (whether payable in cash, stock or otherwise), when, as and if declared by the board of directors of this corporation out of funds legally available therefore, subject, however, to the right of preferred shareholders to first receive dividends payable with respect to the Preferred Stock.

          LIQUIDATION, DISSOLUTION OR WINDING UP. In the event of any liquidation, dissolution or winding up of the affairs of this corporation, whether voluntary or involuntary, each issued and outstanding share of Common Stock shall entitle the holder of record thereof to receive ratably and equally all the assets and funds of this corporation available for distribution to its shareholders, whether from capital or surplus, subject, however, to the rights of preferred shareholders to first receive such assets and funds with respect to the Preferred Stock.

          MERGER, CONSOLIDATION. ETC. Upon the merger or consolidation of this corporation (in a merger or consolidation in which shareholders of this corporation receive cash or securities of any other person or entity upon such merger or consolidation), or upon the sale or other disposition of all or substantially all of the properties and assets of this corporation as an entirety to any person or entity, the aggregate consideration therefore payable to the shareholders of this corporation, if any, shall be distributed as if such merger, consolidation, sale or other disposition were a distribution in liquidation, dissolution or winding up of the affairs of this corporation.

          PREEMPTIVE RIGHTS. A holder of shares of Common Stock shall not be entitled to preemptive rights to acquire additional shares of capital stock of this corporation.

     B.   Preferred Stock.
          ----------------
          BOARD DETERMINATION OF CERTAIN CHARACTERISTICS. The board of directors of this corporation is hereby authorized, subject to the limitations prescribed by law and the provisions hereof, at its option, from time to time to divide all or any part of the Preferred Stock into series thereof; to establish from time to time the number of shares to be included in any such series; to fix the designations, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof; and to determine variations, if any, between any series so established as to all matters, including, but not limited to, the determination of the following:

          (a) the number of shares constituting each such series and the distinctive designation of such series;

          (b) the rate of dividend, if any, and whether dividends shall be cumulative or noncumulative;

          (c) the voting power of holders of such series, if any, including, without limitation, the vote or fraction of vote to which such holder may be entitled, the events upon the occurrence of which such holder may be entitled to vote, and any restrictions or limitations upon the right of such holder to vote, except on such matters as may be required by law;

          (d) whether or not such series shall be redeemable and, if so, the terms and conditions of such redemption, including the date or dates after which the shares constituting such series shall be redeemable and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

          (e) the extent, if any, to which such series shall have the benefit of any sinking fund provisions for redemption or repurchase of shares;

          (f) the rights, if any, of such series in the event of the dissolution of this corporation or upon any distribution of the assets of this corporation, including, with respect to the voluntary or involuntary liquidation, dissolution or winding up of this corporation, the relative rights of priority, if any, of payment of shares of such series;

          (g) whether or not the shares of such series shall be convertible and, if so, the terms and conditions on which shares of such series shall be so convertible; and

          (h) such other powers, designations, preferences and relative participating, optional or other special rights, and such qualifications, limitations or restrictions thereon as are permitted by law."

     C.   Quorum and Voting Requirements.
          -------------------------------
          QUORUM REQUIREMENTS. Unless otherwise provided by Montana general corporation law or these Articles, the quorum required for a voting group entitled to vote on a matter before the shareholders, shall be one-third of the votes entitled to be cast on the matter by that voting group.

          VOTING REQUIREMENTS FOR APPROVAL OF A MERGER, SHARE EXCHANGE, SALE OF ASSETS NOT IN THE ORDINARY COURSE OF BUSINESS, AND DISSOLUTION OF THE COMPANY - Unless otherwise required by Montana general corporation law or these Articles, a plan of merger, share exchange, dissolution or the sale, lease, exchange, or other disposition of all or substantially all of the corporation's property other than in the usual and regular course of business shall require approval by an affirmative vote of a majority of the shares of each voting group entitled to be cast on the transaction by that voting group.

                        SCHEDULE "B" TO PROXY STATEMENT


                       SHAREHOLDER RIGHTS PLAN AGREEMENT
                       ---------------------------------
                                  DATED AS OF
                                    *, 1997
                                    BETWEEN
                            GOLD RESERVE CORPORATION
                                      AND
                        MONTREAL TRUST COMPANY OF CANADA
                                AS RIGHTS AGENT

     TABLE OF CONTENTS


     ARTICLE 1 INTERPRETATION

       1.1   Certain Definitions
       1.2   Currency
       1.3   Headings
       1.4 Calculation of Number and Percentage of Beneficial Ownership of Outstanding Voting Shares
       1.5   Acting Jointly or in Concert
       1.6   Generally Accepted Accounting Principles

     ARTICLE 2 THE RIGHTS

       2.1   Legend on Share Certificate
       2.2   Initial Exercise Price; Exercise of Rights; Detachment of
             Rights
       2.3   Adjustments to Exerciser Price; Number of Rights
       2.4   Date on Which Exercise Is Effective
       2.5   Execution, Authentication, Delivery and Dating of Rights
             Certificates
       2.6   Registration, Transfer and Exchange
       2.7   Mutilated, Destroyed, Lost and Stolen Rights Certificates
       2.8   Persons Deemed Owners of Rights
       2.9   Delivery and cancellations of Certificates
       2.10  Agreement of Rights Holders
       2.11  Rights Certificate Holder Not Deemed a Shareholder

     ARTICLE 3 ADJUSTMENT TO THE RIGHTS

       3.1   Flip-in Event

     ARTICLE 4 THE RIGHTS AGENt

       4.1   General
       4.2   Merger, Amalgamation or Consolidation or Change of Name of
             Rights Agent
       4.3   Duties of Rights Agent
       4.4   Change of Rights Agent

     ARTICLE 5 MISCELLANEOUS

       5.1   Redemption and Waiver
       5.2   Expiration
       5.3   Issuance of New Rights Certificates
       5.4   Supplements and Amendments
       5.5   Fractional Rights and Fractional Shares
       5.6   Rights of Action
       5.7   Regulatory Approval
       5.8   Notice of Proposed Actions
       5.9   Notices
       5.10  Costs of Enforcement
       5.11  Successors
       5.12  Benefits of this Agreement

       5.13  Governing Law
       5.14  Severability
       5.15  Date Agreement Becomes Effective
       5.16  Reconfirmation
       5.17  Determinations and Actions by the Board of Directors
       5.18  Declaration as to Non-Canadian Holders
       5.19  Time of the Essence
       5.20  Execution in Counterparts


     ATTACHMENT 1
     FORM OF ASSIGNMENT
     FORM OF ELECTION TO EXERCISE
     CERTIFICATE
     NOTICE

                        SHAREHOLDER RIGHTS PLAN AGREEMENT


     MEMORANDUM OF AGREEMENT, dated as of *, 1997 between Gold Reserve Corporation (the "Corporation"), a corporation incorporated under the laws of Montana, and Montreal Trust Company of Canada, a trust company incorporated under the laws of Canada (the "Rights Agent");

     WHEREAS in order to maximize shareholder value the Board of Directors of the Corporation has determined that it is advisable for the Corporation to adopt a shareholder rights plan (the "Rights Plan")

     WHEREAS in order to implement the adoption of a shareholder rights plan as established by this Agreement, the board of directors of the Corporation has:

     (a) authorized the issuance, effective at 12:01 a.m. (Toronto time) on the Effective Date (as hereinafter defined), of one Right (as hereinafter defined) in respect of each Common Share (as hereinafter defined) outstanding at 12:01 a.m. (Toronto time) on the Effective Date (the "Record Time"); and

     (b) provided that the Separation Time occurs after the Record Time, authorized the issuance of one Right in respect of each Common Share of the Corporation issued after the Record Time and prior to the earlier of the Separation Time (as hereinafter defined) and the Expiration Time (as hereinafter defined).

     AND WHEREAS each Right, when issued, will entitle the holder thereof, after the Separation Time, to purchase securities of the Corporation pursuant to the terms and subject to the conditions set forth herein;

     AND WHEREAS the Corporation desires to appoint the Rights Agent to act on behalf of the Corporation and the holders of Rights, and the Rights Agent is willing to so act, in connection with the issuance, transfer, exchange and replacement of Rights Certificates (as hereinafter defined), the exercise of Rights and other matters referred to herein;

     NOW THEREFORE, in consideration of the premises and the respective covenants and agreements set forth herein, and subject to such covenants and agreements, the parties hereby agree as follows:

     ARTICLE 1

     INTERPRETATION

     1.1   Certain Definitions
           -------------------
           For purposes of this Agreement, the following terms have the meanings indicated:

           (a) "ACQUIRING PERSON" shall mean any Person who is the Beneficial Owner of 20 per cent or more of the outstanding Voting Shares; provided, however, that the term "Acquiring Person" shall not include:

                 (i) the Corporation or any Subsidiary of the Corporation;

                 (ii) any Person who becomes the Beneficial Owner of 20 per cent or more of the outstanding Voting Shares as a result of one or any combination of (A) a Voting Share Reduction, (B) Permitted Bid Acquisitions, (C) an Exempt Acquisition or (D) Pro Rata Acquisitions; provided, however, that if a Person becomes the Beneficial Owner of 20 per cent or more of the outstanding Voting Shares by reason of one or any combination of the operation of Paragraphs (A), (B), (C) or (D) above and such Person's Beneficial Ownership of Voting Shares thereafter increases by more than 1 per cent of the number of Voting Shares outstanding (other than pursuant to one or any combination of a Voting Share Reduction, a Permitted Bid Acquisition, an Exempt Acquisition or a Pro Rata Acquisition), then as of the date such Person becomes the Beneficial Owner of such additional Voting Shares, such Person shall become an "Acquiring Person";

                 (iii) for a period of ten days after the Disqualification Date (as defined below), any Person who becomes the Beneficial Owner of 20 per cent or more of the outstanding Voting Shares as a result of such Person becoming disqualified from relying on Clause 1.1(g)(B) because such Person makes or announces a current intention to make a Take-over Bid, either alone or by acting jointly or in concert with any other Person. For the purposes of this definition, "Disqualification Date" means the first date of public announcement that any Person is making or intends to make a Take-over Bid;

                 (iv) an underwriter or member of a banking or selling group that becomes the Beneficial Owner of 20 per cent or more of the Voting Shares in connection with a distribution to the public of securities of the Corporation; or

                 (v) a Person (a "Grandfathered Person") who is the Beneficial Owner of 20 per cent or more of the outstanding Voting Shares of the Corporation determined as of 12:01 am (Toronto time) on the Agreement Date, provided, however, that this exception shall not be, and shall cease to be, applicable to a Grandfathered Person in the event that such Grandfathered Person shall, after 12:01 am (Toronto time) on the Agreement Date, become the Beneficial Owner of any additional Voting Shares of the Corporation that increases its Beneficial Ownership of Voting Shares by more than 1 per cent of the number of Voting Shares outstanding, other than through one or any combination of a Permitted Bid Acquisition, an Exempt Acquisition, a Voting Share Reduction, or a Pro Rata Acquisition;

           (b) "AFFILIATE": when used to indicate a relationship with a specified Person, shall mean a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified Person;

           (c) "AGREEMENT" shall mean this shareholder rights plan agreement dated as of *, 1997 between the Corporation and the Rights Agent, as amended or supplemented from time to time; "hereof", "herein", "hereto" and similar expressions mean and refer to this Agreement as a whole and not to any particular part of this Agreement;

           (d)   "AGREEMENT DATE" means *, 1997;

           (e) "ANNUAL CASH DIVIDEND" shall mean cash dividends paid in any fiscal year of the Corporation to the extent that such cash dividends do not exceed, in the aggregate, the greatest of:

                 (i) 200 per cent of the aggregate amount of cash dividends declared payable by the Corporation on its Common Shares in its immediately preceding fiscal year;

                 (ii) 300 per cent of the arithmetic mean of the aggregate amounts of the annual cash dividends declared payable by the Corporation on its Common Shares in its three immediately preceding fiscal years; and

                 (iii) 100 per cent of the aggregate consolidated net income of the Corporation, before extraordinary items, for its immediately preceding fiscal year;

           (f) "ASSOCIATE" means, when used to indicate a relationship with a specified Person, a spouse of that Person, any Person of the same or opposite sex with whom that Person is living in a conjugal relationship outside marriage, a child of that Person or a relative of that Person if that relative has the same residence as that Person;

           (g) A Person shall be deemed the "BENEFICIAL OWNER" of, and to have "BENEFICIAL OWNERSHIP" of, and to "BENEFICIALLY OWN",

                 (i) any securities as to which such Person or any of such Person's Affiliates or Associates is the owner at law or in equity;

                 (ii) any securities as to which such Person or any of such Person's Affiliates or Associates has the right to acquire (whether such right is exercisable immediately or within a period of 60 days thereafter and whether or not on condition or the happening of any contingency) pursuant to any agreement, arrangement, pledge or understanding, whether or not in writing (other than (x) customary agreements with and between underwriters and/or banking group members and/or selling group members with respect to a distribution of securities by the Corporation, and (y) pledges of securities in the ordinary course of business), or upon the exercise of any conversion right, exchange right, share purchase right (other than the Rights), warrant or option;

                 (iii) any securities which are Beneficially Owned within the meaning of Clauses 1.1(g)(i) or (ii) by any other Person with which such Person is acting jointly or in concert; provided, however, that a Person shall not be deemed the "BENEFICIAL OWNER" of, or to have "BENEFICIAL OWNERSHIP" of, or to "BENEFICIALLY OWN", any security:

                        (A) where such security has been deposited or tendered pursuant to any Take-over Bid made by such Person, made by any of such Person's Affiliates or Associates or made by any other Person acting jointly or in concert with such Person, until such deposited or tendered security has been taken up or paid for, whichever shall first occur;

                        (B) where such Person, any of such Person's Affiliates or Associates or any other Person referred to in Clause 1.1(g)(iii), holds such security provided that (1) the ordinary business of any such Person (the "Investment Manager") includes the management of investment funds for others (which others, for greater certainty, may include or be limited to one or more employee benefit plans or pension plans) and such security is held by the Investment Manager in the ordinary course of such business in the performance of such Investment Manager's duties for the account of any other Person or Persons (a "Client"); or (2) such Person (the "Trust Company") is licensed to carry on the business of a trust company under applicable laws and, as such, acts as trustee or administrator or in a similar capacity in relation to the estates of deceased or incompetent Persons (each an "Estate Account") or in relation to other accounts (each an "Other Account") and holds such security in the ordinary course of such duties for the estate of any such deceased or incompetent Person or for such Other Accounts, (3) such Person is a pension plan or fund (a "Plan") or is a Person established by statute for purposes that include, and the ordinary business or activity of such Person (the "Statutory Body") includes, the management of investment funds for employee benefit plans, pension plans, insurance plans of various public bodies; or (4) such Person (the "Administrator") is the administrator or trustee of one or more Plans; provided, in any of the above cases, that the Investment Manager, the Trust Company, the Statutory Body, the Administrator or the Plan, as the case may be, is not then making or has not then announced an intention to make a Take-over Bid, (other than an Offer to Acquire Voting Shares or other securities by means of a distribution by the Corporation or by means of ordinary market transactions (including prearranged trades) executed through the facilities of a stock exchange or organized over-the-counter market) alone or by acting jointly or in concert with any other Person;

                        (C) where such Person or any of such Person's Affiliates or Associates is (1) a Client of the same Investment Manager as another Person on whose account the Investment Manager holds such security, (2) an Estate Account or an Other Account of the same Trust Company as another Person on whose account the Trust Company holds or exercises voting or dispositive power over such security, or
                              (3) a Plan with the same Administrators as another Plan on whose account the Administrator holds such security;

                        (D) where such Person is (1) a Client of an Investment Manager and such security is owned at law or in equity by the Investment Manager, (2) an Estate Account or an Other Account of a Trust Company and such security is owned at law or in equity by the Trust Company or (3) a Plan and such security is owned at law or in equity by the Administrator of the Plan; or

                        (E) where such person is the registered holder of securities as a result of carrying on the business of or acting as a nominee of a securities depository.

           (h) "BOARD OF DIRECTORS" shall mean the board of directors of the Corporation or any duly constituted and empowered committee thereof;

           (i) "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in Toronto, Ontario are authorized or obligated by law to close;

           (j) "CANADIAN DOLLAR EQUIVALENT" of any amount which is expressed in United States Dollars means, on any date, the Canadian dollar equivalent of such amount determined by multiplying such amount by the U.S. - Canadian Exchange Rate in effect on such date;

           (k) "CANADIAN - U.S. EXCHANGE RATE" means, on any date, the inverse of the U.S. - Canadian Exchange Rate in effect on such date;

           (l) "CLOSE OF BUSINESS" on any given date shall mean the time on such date (or, if such date is not a Business Day, the time on the next succeeding Business Day) at which the transfer office of the transfer agent (or co-transfer agent) for the Common Shares in the City of Toronto (or, after the Separation Time, the office of the Rights Agent in the City of Toronto) is closed to the public;

           (m) "COMMON SHARES" shall mean the shares of common stock in the capital of the Corporation;

           (n)   "COMPETING PERMITTED BID" means a Take-over Bid that

                 (i) is made after a Permitted Bid has been made and prior to the expiry of the Permitted Bid;

                 (ii) satisfies all of the provisions of a Permitted Bid other than the condition set forth in Clause (ii) of the definition of a Permitted Bid; and

                 (iii) contains, and the take-up and payment for securities tendered or deposited is subject to, an irrevocable and unqualified provision that no Voting Shares will be taken up or paid for pursuant to the Take-over Bid prior to the close of business on the date that is no earlier than the later of
                        (A) 21 days after the date of the Take-over Bid constituting the Competing Permitted Bid; and
                        (B) 60 days following the date on which the earliest Permitted Bid which preceded the Competing Permitting Bid was made; and only if at the date that the Voting Shares are to be taken up more than 50% of the Voting Shares held by Independent Shareholders shall have been deposited or tendered pursuant to the Competing Permitted Bid and not withdrawn;

           (o) "CONTROLLED": a corporation shall be deemed to be "controlled" by another Person if:

                 (i) securities entitled to vote in the election of directors carrying more than 50 per cent of the votes for the election of directors are held, directly or indirectly, by or for the benefit of the other Person; and

                 (ii) the votes carried by such securities are entitled, if exercised, to elect a majority of the board of directors of such corporation;

                 and "controls", "controlling" and "under common control with" shall be interpreted accordingly;

           (p) "CO-RIGHTS AGENTS" shall have the meaning ascribed thereto in Subsection 4.1(a);

           (q) "DIVIDEND REINVESTMENT ACQUISITION" shall mean an acquisition of Voting Shares of any class pursuant to a Dividend Reinvestment Plan;

           (r) "DIVIDEND REINVESTMENT PLAN" means a regular dividend reinvestment or other plan of the Corporation made available by the Corporation to holders of its securities where such plan permits the holder to direct that some or all of:

                 (i) dividends paid in respect of shares of any class of the Corporation;

                 (ii)   proceeds of redemption of shares of the
                        Corporation;

                 (iii) interest paid on evidences of indebtedness of the Corporation; or

                 (iv)   optional cash payments;

                 be applied to the purchase from the Corporation of Common
                 Shares;

           (s) "EFFECTIVE DATE" means the Business Day immediately following the day on which the articles of incorporation of the Corporation are amended to increase the number of Common Shares that the Corporation is authorized to issue from 40,000,000 to 480,000,000;

           (t) "ELECTION TO EXERCISE" shall have the meaning ascribed thereto in Clause 2.2(d)(ii);

           (u) "EXEMPT ACQUISITION" means a share acquisition in respect of which the Board of Directors has waived the application of Section 3.1 pursuant to the provisions of Subsection 5.1(b), (c) or (d);

           (v) "EXERCISE PRICE" shall mean, as of any date, the price at which a holder may purchase the securities issuable upon exercise of one whole Right which, until adjustment thereof in accordance with the terms hereof, shall be $70.00;

           (w) "EXPANSION FACTOR" shall have the meaning ascribed thereto in Clause 2.3(a)(x);

           (x) "EXPIRATION TIME" shall mean the close of business on that date which is the earliest of the date of termination of this Agreement pursuant to Section 5.15 or, if this Agreement is confirmed pursuant to Section 5.15 and the Share Capital Increase Approval is obtained as contemplated by Section 5.15, the date of termination of this Agreement pursuant to Section 5.16 or, if this Agreement is reconfirmed pursuant to Section 5.16, the fifth anniversary of the Effective Date;

           (y) "FLIP-IN EVENT" shall mean a transaction in or pursuant to which any Person becomes an Acquiring Person;

           (z)   "HOLDER" shall have the meaning ascribed thereto in
                 Section 2.8;

           (aa) "INDEPENDENT SHAREHOLDERS" shall mean holders of Voting Shares, other than:

                 (i)    any Acquiring Person;

                 (ii) any Offeror, other than a Person referred to in Clause 1.1(g)(B);

                 (iii) any Affiliate or Associate of any Acquiring Person or Offeror;

                 (iv) any Person acting jointly or in concert with any Acquiring Person or Offeror; and

                 (v) any employee benefit plan, deferred profit sharing plan, stock participation plan and any other similar plan or trust for the benefit of employees of the Corporation or a Subsidiary of the Corporation, unless the beneficiaries of the plan or trust direct the manner in which the Voting Shares are to be voted or direct whether the Voting Shares are to be tendered to a Take-over Bid;

           (bb) "MARKET PRICE" per share of any securities on any date of determination shall mean the average of the daily closing prices per share of such securities (determined as described below) on each of the 20 consecutive Trading Days through and including the Trading Day immediately preceding such date; provided, however, that if an event of a type analogous to any of the events described in
                 Section 2.3 hereof shall have caused the closing prices used to determine the Market Price on any Trading Days not to be fully comparable with the closing price on such date of determination or, if the date of determination is not a Trading Day, on the immediately preceding Trading Day, each such closing price so used shall be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 hereof in order to make it fully comparable with the closing price on such date of determination or, if the date of determination is not a Trading Day, on the immediately preceding Trading Day. The closing price per share of any securities on any date shall be:

                 (i) the closing board lot sale price or, in case no such sale takes place on such date, the average of the closing bid and asked prices for each of such securities as reported by the principal Canadian stock exchange on which such securities are listed or admitted to trading;

                 (ii) if for any reason none of such prices is available on such day or the securities are not listed or posted for trading on a Canadian stock exchange, the last sale price or, in case no such sale takes place on such date, the average of the closing bid and asked prices for each of such securities as reported by the principal national United States securities exchange or market on which such securities are listed or admitted to trading;

                 (iii) if for any reason none of such prices is available on such day or the securities are not listed or admitted to trading on a Canadian stock exchange or a national United States securities exchange or market, the last sale price or, in case no sale takes place on such date, the average of the high bid and low asked prices for each of such securities in the over-the-counter market, as quoted by any reporting system then in use; or

                 (iv) if for any reason none of such prices is available on such day or the securities are not listed or admitted to trading on a Canadian stock exchange or a national United States securities exchange or market or quoted by any such reporting system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the securities;

                 provided, however, that if for any reason none of such prices is available on such day, the closing price per share of such securities on such date means the fair value per share of such securities on such date as determined by a nationally or internationally recognized investment dealer or investment banker with respect to the fair value per share of such securities. The Market Price shall be expressed in Canadian dollars and, if initially determined in respect of any day forming part of the 20 consecutive Trading Day period in question in United States dollars, such amount shall be translated into Canadian dollars on such date at the Canadian Dollar Equivalent thereof.

           (cc) "MONTANA BUSINESS CORPORATIONS ACT" means the Montana Business Corporations Act, as amended, and the regulations made thereunder and any comparable or successor laws or regulations thereto;

           (dd) "1933 SECURITIES ACT" means the Securities Act of 1933 of the United States, as amended, and the rules and regulations thereunder as now in effect or as the same may from time to time be amended, re-enacted or replaced;

           (ee) "1934 EXCHANGE ACT" means the Securities Exchange Act of 1934 of the United States, as amended, and the rules and regulations thereunder as now in effect or as the same may from time to time be amended, re-enacted or replaced;

           (ff) "NOMINEE" shall have the meaning ascribed thereto in Subsection 2.2(c);

           (gg)  "OFFER TO ACQUIRE" shall include:

                 (i) an offer to purchase or a solicitation of an offer to sell; and

                 (ii) an acceptance of an offer to sell, whether or not such offer to sell has been solicited;

                 or any combination thereof, and the Person accepting an offer to sell shall be deemed to be making an Offer to Acquire to the Person that made the offer to sell;

           (hh) "OFFEROR" shall mean a Person who has announced an intention to make or who is making a Take-over Bid;

           (ii) "PERMITTED BID" means a Take-over Bid made by an Offeror by way of take-over bid circular which also complies with the following additional provisions:

                 (i) the Take-over Bid is made to all holders of Voting Shares as registered on the books of the Corporation, other than the Offeror;

                 (ii) the Take-over Bid contains, and the take-up and payment for securities tendered or deposited is subject to, an irrevocable and unqualified provision that no Voting Shares will be taken up or paid for pursuant to the Take-over Bid prior to the close of business on the date which is not less than 60 days following the date of the Take-over Bid and only if at such date more than 50 per cent of the Voting Shares held by Independent Shareholders shall have been deposited or tendered pursuant to the Take-over Bid and not withdrawn;

                 (iii) the Take-over Bid contains an irrevocable and unqualified provision that unless the Take-over Bid is withdrawn, Voting Shares may be deposited pursuant to such Take-over Bid at any time during the period of time between the date of the Take-over Bid and the date on which Voting Shares may be taken up and paid for and that any Voting Shares deposited pursuant to the Take-over Bid may be withdrawn until taken up and paid for; and

                 (iv) the Take-over Bid contains an irrevocable and unqualified provision that if, on the date on which Voting Shares may be taken up and paid for, more than 50% of the Voting Shares held by Independent Shareholders shall have been deposited pursuant to the Take-over Bid and not withdrawn, the Offeror will make a public announcement of that fact and the Take-over Bid will remain open for deposits and tenders of Voting Shares for not less than ten Business Days from the date of such public announcement;

           (jj) "PERMITTED BID ACQUISITION" shall mean an acquisition of Voting Shares made pursuant to a Permitted Bid or a Competing Permitted Bid;

           (kk) "PERSON" shall include an individual, body corporate, firm, partnership, limited partnership, limited liability company, syndicate or other form of unincorporated association, trust, trustee, executor, administrator, legal personal representative, group, unincorporated organization, a government and its agencies or instrumentalities, any entity or group whether or not having legal personality;

           (ll) "PRO RATA ACQUISITION" shall mean an acquisition by a Person of Voting Shares pursuant to:

                 (i)    a Dividend Reinvestment Acquisition;

                 (ii) a stock dividend, stock split or other event in respect of securities of the Corporation of one or more particular classes or series pursuant to which such Person becomes the Beneficial Owner of Voting Shares on the same pro rata basis as all other holders of securities of the particular class, classes or series;

                 (iii) the acquisition or the exercise by the Person of rights to purchase Voting Shares issued by the Corporation to all holders of securities of the Corporation of one or more particular classes or series pursuant to a rights offering or pursuant to a prospectus, provided that such rights are acquired directly from the Corporation and not from any other Person; or

                 (iv) a distribution of Voting Shares, or securities convertible into or exchangeable for Voting Shares (and the conversion or exchange of such convertible or exchangeable securities), made pursuant to a prospectus or by way of a private placement by the Corporation provided that the Person does not thereby acquire beneficial ownership of a greater percentage of such Voting Shares or securities convertible into or exchangeable for Voting Shares so offered than the Person's percentage of Voting Shares beneficially owned immediately prior to such acquisition ;

           (mm) "RECORD TIME" has the meaning set forth in the recitals hereto;

           (nn) "RIGHT" means a right to purchase a Common Share of the Corporation, upon the terms and subject to the conditions set forth in this Agreement;

           (oo) "RIGHTS CERTIFICATE" means the certificates representing the Rights after the Separation Time, which shall be substantially in the form attached hereto as Attachment 1;

           (pp) "RIGHTS REGISTER" shall have the meaning ascribed thereto in Subsection 2.6(a);

           (qq) "SECURITIES ACT (ONTARIO)" shall mean the Securities Act, R.S.O. 1990, c.S.5, as amended, and the regulations thereunder, and any comparable or successor laws or regulations thereto;

           (rr)  "SEPARATION TIME" shall mean, subject to Sub-
                 section 5.1(d), the later of

                 (i) the close of business on the tenth Trading Day after the earlier of:

                 (ii)   the Stock Acquisition Date; and

                 (iii) the date of the commencement of or first public announcement of the intent of any Person (other than the Corporation or any Subsidiary of the Corporation) to commence a Take-over Bid (other than a Permitted Bid or a Competing Permitted Bid),

                 (iv) or such later time as may be determined by the Board of Directors, provided that, if any Take-over Bid referred to in clause (B) above expires, is not made, is cancelled, terminated or otherwise withdrawn prior to the Separation Time, such Take-over Bid shall be deemed, for the purposes of this definition, never to have been commenced, made or announced; and

                 (v)    the Record Time;

           (ss) "SHARE CAPITAL INCREASE APPROVAL" shall have the meaning ascribed thereto in Section 5.15;

           (tt) "STOCK ACQUISITION DATE" shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 101 of the Securities Act (Ontario) or Section 13(d) of the 1934 Exchange Act) by the Corporation or an Acquiring Person of facts indicating that a Person has become an Acquiring Person;

           (uu) "SUBSIDIARY": a corporation shall be deemed to be a Subsidiary of another corporation if:

                 (i)    it is controlled by:

                 (ii)   that other; or

                 (iii) that other and one or more corporations each of which is controlled by that other; or

                 (iv) two or more corporations each of which is controlled by that other; or

                 (v) it is a Subsidiary of a corporation that is that other's Subsidiary;

           (vv) "TAKE-OVER BID" shall mean an Offer to Acquire Voting Shares or other securities of the Corporation, if, assuming that the Voting Shares or other securities subject to the Offer to Acquire are acquired at the date of such Offer to Acquire by the Person making such Offer to Acquire, the Voting Shares Beneficially Owned by the Person making the Offer to Acquire would constitute in the aggregate 20 per cent or more of the outstanding Voting Shares at the date of the Offer to Acquire;

           (ww) "TRADING DAY", when used with respect to any securities, shall mean a day on which the principal Canadian stock exchange on which such securities are listed or admitted to trading is open for the transaction of business or, if the securities are not listed or admitted to trading on any Canadian stock exchange, a Business Day;

           (xx)  "U.S.-CANADIAN EXCHANGE RATE" means, on any date:

                 (i) if on such date the Bank of Canada sets an average noon spot rate of exchange for the conversion of one United States dollar into Canadian dollars, such rate; and

                 (ii) in any other case, the rate for such date for the conversion of one United States dollar into Canadian dollars calculated in such manner as may be determined by the Board of Directors from time to time acting in good faith;

           (yy) "U.S. DOLLAR EQUIVALENT" of any amount which is expressed in Canadian dollars means, on any date, the United States dollar equivalent of such amount determined by multiplying such amount by the Canadian-U.S. Exchange Rate in effect on such date;

           (zz) "VOTING SHARE REDUCTION" shall mean an acquisition or redemption by the Corporation of Voting Shares which, by reducing the number of Voting Shares outstanding, increases the percentage of outstanding Voting Shares Beneficially Owned by any person to 20 per cent or more of the Voting Shares then outstanding; and

           (aaa) "VOTING SHARES" shall mean the Common Shares of the Corporation and any other shares in the capital of the Corporation entitled to vote generally in the election of all directors.

     1.2   Currency
           --------
           All sums of money which are referred to in this Agreement are expressed in lawful money of Canada, unless otherwise specified.

     1.3   Headings
           --------
           The division of this Agreement into Articles, Sections, Subsections, Clauses, Paragraphs, Subparagraphs or other portions hereof and the insertion of headings, subheadings and a table of contents are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

     1.4 Calculation of Number and Percentage of Beneficial Ownership of Outstanding Voting Shares
           ---------------------------------------------------------------
           (a) For purposes of this Agreement, in determining the percentage of outstanding Voting Shares of the Corporation with respect to which a Person is or is deemed to be the Beneficial Owner, all unissued Voting Shares of the Corporation of which such person is deemed to be the Beneficial Owner shall be deemed to be outstanding.

           (b) For purposes of this Agreement, the percentage of Voting Shares Beneficially Owned by any Person shall be and be deemed to be the product (expressed as a percentage) determined by the formula:

                 100 x A/B

                 where:

                        A= the number of votes for the election of all directors generally attaching to the Voting Shares Beneficially Owned by such Person; and

                        B= the number of votes for the election of all directors generally attaching to all outstanding Voting Shares.

                 The percentage of outstanding Voting Shares represented by any particular group of Voting Shares acquired or held by any Person shall be determined in like manner mutatis mutandis.

     1.5   Acting Jointly or in Concert
           ----------------------------
           For purposes of this Agreement a Person is acting jointly or in concert with another Person, if such Person has any agreement, commitment, arrangement or understanding, whether formal or informal and whether or not in writing, with such other Person for the purpose of acquiring or Offering to Acquire any Voting Shares (other than (x) customary agreements with and between underwriters and/or banking group members and/or selling group members with respect to a distribution of securities by the Corporation, and (y) pledges of securities in the ordinary course of business).

     1.6   Generally Accepted Accounting Principles
           ----------------------------------------
           Wherever in this Agreement reference is made to generally accepted accounting principles, such reference shall be deemed to be generally accepted accounting principles followed in the United States of America applicable on a consolidated basis (unless otherwise specifically provided herein to be applicable on an unconsolidated basis) as at the date on which a calculation is made or required to be made in accordance with generally accepted accounting principles. Where the character or amount of any asset or liability or item of revenue or expense is required to be determined, or any consolidation or other accounting computation is required to be made for the purpose of this Agreement or any document, such determination or calculation shall, to the extent applicable and except as otherwise specified herein or as otherwise agreed in writing by the parties, be made in accordance with generally accepted accounting principles applied on a consistent basis.

     ARTICLE  2

     THE RIGHTS

     2.1   Legend on Share Certificates
           ----------------------------
           Certificates representing Common Shares which are issued after the Record Time but prior to the earlier of the Separation Time and the Expiration Time, shall also evidence one Right for each Common Share represented thereby until the earlier of the Separation Time or the Expiration Time and shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

                 Until the close of business on the earlier of the Separation Time or the Expiration Time (as both terms are defined in the Shareholder Rights Agreement referred to below), this certificate also evidences rights of the holder described in a Shareholder Rights Plan Agreement dated as of *, 1997 (the "Shareholder Rights Agreement") between Gold Reserve Corporation (the "Corporation") and Montreal Trust Company of Canada, as supplemented and amended, the terms of which are incorporated herein by reference and a copy of which is on file at the principal executive offices of the Corporation. Under certain circumstances set out in the Shareholder Rights Agreement, the rights may be terminated, may expire, may become null and void (if, in certain cases they are "Beneficially Owned" by an "Acquiring Person" as such terms are defined in the Shareholder Rights Agreement, whether currently held by or on behalf of such Person or a subsequent holder) or may be evidenced by separate certificates and no longer evidenced by this certificate. The Corporation will mail or arrange for the mailing of a copy of the Shareholder Rights Agreement to the holder of this certificate without charge as soon as practicable after the receipt of a written request therefor.

           Provided that the Record Time occurs prior to the Separation Time, certificates representing Common Shares that are issued and outstanding at the Record Time shall also evidence one Right for each Common Share represented thereby notwithstanding the absence of the foregoing legend, until the close of business on the earlier of the Separation Time and the Expiration Time.

     2.2   Initial Exercise Price; Exercise of Rights; Detachment of Rights
           ----------------------------------------------------------------
           (a) Subject to adjustment as herein set forth, each Right will entitle the holder thereof, from and after the Separation Time and prior to the Expiration Time, to purchase one Common Share for the Exercise Price or the U.S. Dollar Equivalent as at the Business Day immediately preceding the day of exercise of the Right (and the Exercise Price and number of Common Shares are subject to adjustment as set forth below).

           (b)   Until the Separation Time,

                 (i) the Rights shall not be exercisable and no Right may be exercised; and

                 (ii) provided the Record Time occurs prior to the Separation Time, each Right, when issued, will be evidenced by the certificate for the associated Common Share of the Corporation registered in the name of the holder thereof (which certificate shall also be deemed to represent a Rights Certificate) and will be transferable only together with, and will be transferred by a transfer of, such associated Common Share of the Corporation.

           (c) From and after the Separation Time and prior to the Expiration Time:

                 (i)    the Rights shall be exercisable; and

                 (ii) the registration and transfer of Rights shall be separate from and independent of Common Shares.

                 Promptly following the Separation Time, the Corporation will prepare and the Rights Agent will mail to each holder of record of Common Shares as of the Separation Time (other than an Acquiring Person and, in respect of any Rights Beneficially Owned by such Acquiring Person which are not held of record by such Acquiring Person, the holder of record of such Rights (a "Nominee")), at such holder's address as shown by the records of the Corporation (the Corporation hereby agreeing to furnish copies of such records to the Rights Agent for this purpose):

                 (x) a Rights Certificate appropriately completed, representing the number of Rights held by such holder at the Separation Time and having such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Corporation may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law, rule or regulation or with any rule or regulation of any self-regulatory organization, stock exchange or quotation system on which the Rights may from time to time be listed or traded, or to conform to usage; and

                 (y)    a disclosure statement describing the Rights,

                 provided that a Nominee shall be sent the materials provided for in (x) and (y) only in respect of all Common Shares held of record by it which are not Beneficially Owned by an Acquiring Person.

           (d) Rights may be exercised, in whole or in part, on any Business Day after the Separation Time and prior to the Expiration Time by submitting to the Rights Agent at its office in Toronto, Ontario or any other office of the Rights Agent (or any Co-Rights Agent) in cities designated from time to time for that purpose by the Corporation:

                 (i)    the Rights Certificate evidencing such Rights;

                 (ii) an election to exercise such Rights (an "Election to Exercise") substantially in the form attached to the Rights Certificate appropriately completed and executed by the holder or his executors or administrators or other personal representatives or his or their legal attorney duly appointed by an instrument in writing in form and executed in a manner satisfactory to the Rights Agent; and

                 (iii) payment by certified cheque, banker's draft or money order payable to the order of the Corporation, of a sum equal to the Exercise Price multiplied by the number of Rights being exercised and a sum sufficient to cover any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates for Common Shares in a name other than that of the holder of the Rights being exercised.

           (e) Upon receipt of a Rights Certificate, together with a completed Election to Exercise executed in accordance with Clause 2.2(d)(ii), which does not indicate that such Right is null and void as provided by Subsection 3.1(b), and payment as set forth in Clause 2.2(d)(iii), the Rights Agent (unless otherwise instructed by the Corporation in the event that the Corporation is of the opinion that the Rights cannot be exercised in accordance with this Agreement) will thereupon promptly:

                 (i) requisition from the transfer agent certificates representing the number of such Common Shares to be purchased (the Corporation hereby irrevocably authorizing its transfer agent to comply with all such requisitions);

                 (ii) when appropriate, requisition from the Corporation the amount of cash to be paid in lieu of issuing fractional Common Shares;

                 (iii) after receipt of the certificates referred to in Clause 2.2(e)(i), deliver the same to or upon the order of the registered holder of such Rights Certificates, registered in such name or names as may be designated by such holder;

                 (iv) when appropriate, after receipt, deliver the cash referred to in Clause 2.2(e)(ii) to or to the order of the registered holder of such Rights
                        Certificate; and

                 (v) remit to the Corporation all payments received on the exercise of Rights.

           (f) In case the holder of any Rights shall exercise less than all the Rights evidenced by such holder's Rights Certificate, a new Rights Certificate evidencing the Rights remaining unexercised (subject to the provisions of Subsection 5.5(a)) will be issued by the Rights Agent to such holder or to such holder's duly authorized assigns.

           (g)   The Corporation covenants and agrees that it will:

                 (i) take all such action as may be necessary and within its power to ensure that all Common Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Common Shares (subject to payment of the Exercise Price), be duly and validly authorized, executed, issued and delivered as fully paid and non-assessable;

                 (ii) take all such action as may be necessary and within its power to comply with the requirements of the MONTANA BUSINESS CORPORATIONS ACT, the SECURITIES ACT (ONTARIO) and the securities laws or comparable legislation of each of the provinces of Canada, the 1993 SECURITIES ACT and the 1934 EXCHANGE ACT and any other applicable law, rule or regulation, in connection with the issuance and delivery of the Rights Certificates and the issuance of any Common Shares upon exercise of Rights;

                 (iii) use reasonable efforts to cause all Common Shares issued upon exercise of Rights to be listed on the stock exchanges and markets on which such Common Shares were traded immediately prior to the Stock Acquisition Date;

                 (iv) pay when due and payable, if applicable, any and all federal, provincial and municipal transfer taxes and charges (not including any income or capital taxes of the holder or exercising holder or any liability of the Corporation to withhold tax) which may be payable in respect of the original issuance or delivery of the Rights Certificates, or certificates for Common Shares to be issued upon exercise of any Rights, provided that the Corporation shall not be required to pay any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates for Common Shares in a name other than that of the holder of the Rights being transferred or exercised; and

                 (v) after the Separation Time, except as permitted by Sections 5.1 and 5.4, not take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

     2.3   Adjustments to Exercise Price; Number of Rights
           -----------------------------------------------
           The Exercise Price, the number and kind of securities subject to purchase upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 2.3.

           (a) In the event the Corporation shall at any time after the Agreement Date:

                 (i) declare or pay a dividend on Common Shares payable in Common Shares (or other securities exchangeable for or convertible into or giving a right to acquire Common Shares or other securities of the Corporation) other than pursuant to any Dividend Reinvestment Plan;

                 (ii) subdivide or change the then outstanding Common Shares into a greater number of Common Shares;

                 (iii) consolidate or change the then outstanding Common Shares into a smaller number of Common Shares; or

                 (iv) issue any Common Shares (or other securities exchangeable for or convertible into or giving a right to acquire Common Shares or other securities of the Corporation) in respect of, in lieu of or in exchange for existing Common Shares except as otherwise provided in this Section 2.3, the Exercise Price and the number of Rights outstanding, or, if the payment or effective date therefor shall occur after the Separation Time, the securities purchasable upon exercise of Rights shall be adjusted as of the payment or effective date in the manner set forth below.

                 If the Exercise Price and number of Rights outstanding are to be adjusted:

                 (x) the Exercise Price in effect after such adjustment will be equal to the Exercise Price in effect immediately prior to such adjustment divided by the number of Common Shares (or other capital stock) (the "Expansion Factor") that a holder of one Common Share immediately prior to such dividend, subdivision, change, consolidation or issuance would hold thereafter as a result thereof; and

                 (y) each Right held prior to such adjustment will become that number of Rights equal to the Expansion Factor,

                        and the adjusted number of Rights will be deemed to be distributed among the Common Shares with respect to which the original Rights were associated (if they remain outstanding) and the shares issued in respect of such dividend, subdivision, change, consolidation or issuance, so that each such Common Share (or other capital stock) will have exactly one Right associated with it.

                        For greater certainty, if the securities purchasable upon exercise of Rights are to be adjusted, the securities purchasable upon exercise of each Right after such adjustment will be the securities that a holder of the securities purchasable upon exercise of one Right immediately prior to such dividend, subdivision, change, consolidation or issuance would hold thereafter as a result of such dividend, subdivision, change, consolidation or issuance.

                        If, after the Record Time and prior to the Expiration Time, the Corporation shall issue any shares of capital stock other than Common Shares in a transaction of a type described in Clause 2.3(a)(i) or (iv), shares of such capital stock shall be treated herein as nearly equivalent to Common Shares as may be practicable and appropriate under the circumstances and the Corporation and the Rights Agent agree to amend this Agreement in order to effect such treatment.

                        In the event the Corporation shall at any time after the Record Time and prior to the Separation Time issue any Common Shares otherwise than in a transaction referred to in this Subsection 2.3(a), each such Common Share so issued shall automatically have one new Right associated with it, which Right shall be evidenced by the certificate representing such associated Common Share.

           (b) In the event the Corporation shall at any time after the Record Time and prior to the Separation Time fix a record date for the issuance of rights, options or warrants to all holders of Common Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Common Shares (or securities convertible into or exchangeable for or carrying a right to purchase Common Shares) at a price per Common Share (or, if a security convertible into or exchangeable for or carrying a right to purchase or subscribe for Common Shares, having a conversion, exchange or exercise price, including the price required to be paid to purchase such convertible or exchangeable security or right per share) less than the Market Price per Common Share on such record date, the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction:

                 (i) the numerator of which shall be the number of Common Shares outstanding on such record date plus the number of Common Shares that the aggregate offering price of the total number of Common Shares so to be offered (and/or the aggregate initial conversion, exchange or exercise price of the convertible or exchangeable securities or rights so to be offered, including the price required to be paid to purchase such convertible or exchangeable securities or rights) would purchase at such Market Price per Common Share; and

                 (ii) the denominator of which shall be the number of Common Shares outstanding on such record date plus the number of additional Common Shares to be offered for subscription or purchase (or into which the convertible or exchangeable securities or rights so to be offered are initially convertible, exchangeable or exercisable).

                 In case such subscription price may be paid by delivery of consideration, part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of Rights. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, or if issued, are not exercised prior to the expiration thereof, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed, or to the Exercise Price which would be in effect based upon the number of Common Shares (or securities convertible into, or exchangeable or exercisable for Common Shares) actually issued upon the exercise of such rights, options or warrants, as the case may be.

                 For purposes of this Agreement, the granting of the right to purchase Common Shares from treasury pursuant to the Dividend Reinvestment Plan or any employee benefit, stock option or similar plans shall be deemed not to constitute an issue of rights, options or warrants by the Corporation; provided, however, that, in all such cases, the right to purchase Common Shares is at a price per share of not less than 90 per cent of the current market price per share (determined as provided in such plans) of the Common Shares.

           (c) In the event the Corporation shall at any time after the Record Time and prior to the Separation Time fix a record date for the making of a distribution to all holders of Common Shares (including any such distribution made in connection with a merger or amalgamation) of evidences of indebtedness, cash (other than an annual cash dividend or a dividend paid in Common Shares, but including any dividend payable in securities other than Common Shares), assets or rights, options or warrants (excluding those referred to in Subsection 2.3(b)) to purchase Common Shares at a price per Common Share that is less than the Market Price per Common Share on such record date, the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction:

                 (i) the numerator of which shall be the Market Price per Common Share on such record date, less the fair market value (the determination of which shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of Rights), on a per share basis, of the portion of the cash, assets, evidences of indebtedness, rights, options or warrants so to be distributed; and

                 (ii) the denominator of which shall be such Market Price per Common Share.

                 Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such a distribution is not so made, the Exercise Price shall be adjusted to be the Exercise Price which would have been in effect if such record date had not been fixed.

           (d) Notwithstanding anything herein to the contrary, no adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one per cent in the Exercise Price; provided, however, that any adjustments which by reason of this Subsection 2.3(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under Section 2.3 shall be made to the nearest cent or to the nearest ten-thousandth of a share. Notwithstanding the first sentence of this Subsection 2.3(d), any adjustment required by Section 2.3 shall be made no later than the earlier of:

                 (i) three years from the date of the transaction which gives rise to such adjustment; or

                 (ii)   the Expiration Time.

           (e) In the event the Corporation shall at any time after the Record Time and prior to the Separation Time issue any shares of capital stock (other than Common Shares), or rights, options or warrants to subscribe for or purchase any such capital stock, or securities convertible into or exchangeable for any such capital stock, in a transaction referred to in Clause 2.3(a)(i) or (iv), if the Board of Directors acting in good faith determines that the adjustments contemplated by Subsections 2.3(a), (b) and
                 (c) in connection with such transaction will not appropriately protect the interests of the holders of Rights, the Board of Directors may determine what other adjustments to the Exercise Price, number of Rights and/or securities purchasable upon exercise of Rights would be appropriate and, notwithstanding Subsections 2.3(a), (b) and (c), such adjustments, rather than the adjustments contemplated by Subsections 2.3(a), (b) and (c), shall be made. Subject to Subsection 5.4(b) and (c), the Corporation and the Rights Agent shall have authority without the approval of the holders of the Common Shares or the holders of Rights to amend this Agreement as appropriate to provide for such adjustments.

           (f) Each Right originally issued by the Corporation subsequent to any adjustment made to the Exercise Price hereunder shall evidence the right to purchase, at the adjusted Exercise Price, the number of Common Shares purchasable from time to time hereunder upon exercise of a Right immediately prior to such issue, all subject to further adjustment as provided herein.

           (g) Irrespective of any adjustment or change in the Exercise Price or the number of Common Shares issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Exercise Price per Common Share and the number of Common Shares which were expressed in the initial Rights Certificates issued hereunder.

           (h) In any case in which this Section 2.3 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Corporation may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of Common Shares and other securities of the Corporation, if any, issuable upon such exercise over and above the number of Common Shares and other securities of the Corporation, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Corporation shall deliver to such holder an appropriate instrument evidencing such holder's right to receive such additional shares (fractional or otherwise) or other securities upon the occurrence of the event requiring such adjustment.

           (i) Notwithstanding anything contained in this Section 2.3 to the contrary, the Corporation shall be entitled to make such reductions in the Exercise Price, in addition to those adjustments expressly required by this Section 2.3, as and to the extent that in their good faith judgment the Board of Directors shall determine to be advisable, in order that any:

                 (i)    consolidation or subdivision of Common Shares;

                 (ii) issuance (wholly or in part for cash) of Common Shares or securities that by their terms are convertible into or exchangeable for Common Shares;

                 (iii)  stock dividends; or

                 (iv) issuance of rights, options or warrants referred to in this Section 2.3,

                 hereafter made by the Corporation to holders of its Common Shares, subject to applicable taxation laws, shall not be taxable to such shareholders or shall subject such shareholders to a lesser amount of tax.

     2.4   Date on Which Exercise Is Effective
           -----------------------------------
           Each Person in whose name any certificate for Common Shares or other securities, if applicable, is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Common Shares or other securities, if applicable, represented thereon, and such certificate shall be dated the date upon which the Rights Certificate evidencing such Rights was duly surrendered in accordance with Subsection 2.2(d) (together with a duly completed Election to Exercise) and payment of the Exercise Price for such Rights (and any applicable transfer taxes and other governmental charges payable by the exercising holder hereunder) was made; provided, however, that if the date of such surrender and payment is a date upon which the Common Share transfer books of the Corporation are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Common Share transfer books of the Corporation are open.

     2.5   Execution, Authentication, Delivery and Dating of Rights
           Certificates
           --------------------------------------------------------
           (a) The Rights Certificates shall be executed on behalf of the Corporation by its Chairman of the Board, President or any Vice-President and by its Corporate Secretary or any Assistant Secretary under the corporate seal of the Corporation reproduced thereon. The signature of any of these officers on the Rights Certificates may be manual or facsimile. Rights Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Corporation shall bind the Corporation, notwithstanding that such individuals or any of them have ceased to hold such offices either before or after the countersignature and delivery of such Rights Certificates.

           (b) Promptly after the Corporation learns of the Separation Time, the Corporation will notify the Rights Agent of such Separation Time and will deliver Rights Certificates executed by the Corporation to the Rights Agent for countersignature, and the Rights Agent shall manually countersign (in a manner satisfactory to the Corporation) and send such Rights Certificates to the holders of the Rights pursuant to Subsection 2.2(c) hereof. No Rights Certificate shall be valid for any purpose until countersigned by the Rights Agent as aforesaid.

           (c) Each Rights Certificate shall be dated the date of countersignature thereof.

     2.6   Registration, Transfer and Exchange
           -----------------------------------
           (a) The Corporation will cause to be kept a register (the "Rights Register") in which, subject to such reasonable regulations as it may prescribe, the Corporation will provide for the registration and transfer of Rights. The Rights Agent is hereby appointed registrar for the Rights (the "Rights Registrar") for the purpose of maintaining the Rights Register for the Corporation and registering Rights and transfers of Rights as herein provided and the Rights Agent hereby accepts such appointment. In the event that the Rights Agent shall cease to be the Rights Registrar, the Rights Agent will have the right to examine the Rights Register at all reasonable times.

                 After the Separation Time and prior to the Expiration Time, upon surrender for registration of transfer or exchange of any Rights Certificate, and subject to the provisions of Subsection 2.6(c), the Corporation will execute, and the Rights Agent will manually countersign and deliver, in the name of the holder or the designated transferee or transferees, as required pursuant to the holder's instructions, one or more new Rights Certificates evidencing the same aggregate number of Rights as did the Rights Certificates so surrendered.

           (b) All Rights issued upon any registration of transfer or exchange of Rights Certificates shall be the valid obligations of the Corporation, and such Rights shall be entitled to the same benefits under this Agreement as the Rights surrendered upon such registration of transfer or exchange.

           (c) Every Rights Certificate surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Corporation or the Rights Agent, as the case may be, duly executed by the holder thereof or such holder's attorney duly authorized in writing. As a condition to the issuance of any new Rights Certificate under this Section 2.6, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the reasonable fees and expenses of the Rights Agent) connected therewith.

     2.7   Mutilated, Destroyed, Lost and Stolen Rights Certificates
           ---------------------------------------------------------
           (a) If any mutilated Rights Certificate is surrendered to the Rights Agent prior to the Expiration Time, the Corporation shall execute and the Rights Agent shall countersign and deliver in exchange therefor a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so surrendered.

           (b) If there shall be delivered to the Corporation and the Rights Agent prior to the Expiration Time:

                 (i) evidence to their reasonable satisfaction of the destruction, loss or theft of any Rights
                        Certificate; and

                 (ii) such security or indemnity as may be reasonably required by them to save each of them and any of their agents harmless, then, in the absence of notice to the Corporation or the Rights Agent that such Rights Certificate has been acquired by a bona fide purchaser, the Corporation shall execute and upon the Corporation's request the Rights Agent shall countersign and deliver, in lieu of any such destroyed, lost or stolen Rights Certificate, a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so destroyed, lost or stolen.

           (c) As a condition to the issuance of any new Rights Certificate under this Section 2.7, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the reasonable fees and expenses of the Rights Agent) connected therewith.

           (d)   Every new Rights Certificate issued pursuant to this
                 Section 2.7 in lieu of any destroyed, lost or stolen Rights Certificate shall evidence the contractual obligation of the Corporation, whether or not the destroyed, lost or stolen Rights Certificate shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Rights duly issued hereunder.

     2.8   Persons Deemed Owners of Rights
           -------------------------------
           The Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever. As used in this Agreement, unless the context otherwise requires, the term "holder" of any Right shall mean the registered holder of such Right (or, from and after the Record Time and prior to the Separation Time, the registered holder of the associated Common Share).

     2.9   Delivery and Cancellation of Certificates
           -----------------------------------------
           All Rights Certificates surrendered upon exercise or for redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Rights Agent, be delivered to the Rights Agent and, in any case, shall be promptly cancelled by the Rights Agent. The Corporation may at any time deliver to the Rights Agent for cancellation any Rights Certificates previously countersigned and delivered hereunder which the Corporation may have acquired in any manner whatsoever, and all Rights Certificates so delivered shall be promptly cancelled by the Rights Agent. No Rights Certificate shall be countersigned in lieu of or in exchange for any Rights Certificates cancelled as provided in this Section 2.9, except as expressly permitted by this Agreement. The Rights Agent shall, subject to applicable laws, destroy all cancelled Rights Certificates and deliver a certificate of destruction to the Corporation.

     2.10  Agreement of Rights Holders
           ---------------------------
           Every holder of Rights, by accepting the same, consents and agrees with the Corporation and the Rights Agent and with every other holder of Rights:

           (a) to be bound by and subject to the provisions of this Agreement, as amended from time to time in accordance with the terms hereof, in respect of all Rights held;

           (b) that, provided the Separation Time follows the Record Time, from and after the Record Time and prior to the Separation Time, each Right will be transferable only together with, and will be transferred by a transfer of, the associated Common Share certificate representing such Right;

           (c) that after the Separation Time, the Rights Certificates will be transferable only on the Rights Register as provided herein;

           (d) that prior to due presentment of a Rights Certificate (or, from and after the Record Time and prior to the Separation Time, the associated Common Share certificate) for registration of transfer, the Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent may deem and treat the Person in whose name the Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on such Rights Certificate or the associated Common Share certificate made by anyone other than the Corporation or the Rights Agent) for all purposes whatsoever, and neither the Corporation nor the Rights Agent shall be affected by any notice to the contrary;

           (e) that such holder of Rights has waived his right to receive any fractional Rights or any fractional shares or other securities upon exercise of a Right (except as provided herein); and

           (f) that, without the approval of any holder of Rights or Voting Shares and upon the sole authority of the Board of Directors, acting in good faith, this Agreement may be supplemented or amended from time to time pursuant to and as provided herein.

     2.11  Rights Certificate Holder Not Deemed a Shareholder
           --------------------------------------------------
           No holder, as such, of any Rights or Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose whatsoever the holder of any Common Share or any other share or security of the Corporation which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed or deemed or confer upon the holder of any Right or Rights Certificate, as such, any right, title, benefit or privilege of a holder of Common Shares or any other shares or securities of the Corporation or any right to vote at any meeting of shareholders of the Corporation whether for the election of directors or otherwise or upon any matter submitted to holders of Common Shares or any other shares of the Corporation at any meeting thereof, or to give or withhold consent to any action of the Corporation, or to receive notice of any meeting or other action affecting any holder of Common Shares or any other shares of the Corporation except as expressly provided herein, or to receive dividends, distributions or subscription rights, or otherwise, until the Right or Rights evidenced by Rights Certificates shall have been duly exercised in accordance with the terms and provisions hereof.

     ARTICLE 3

     ADJUSTMENTS TO THE RIGHTS

     3.1   Flip-in Event
           -------------
           (a) Subject to Subsection 3.1(b) and Section 5.1, in the event that prior to the Expiration Time a Flip-in Event shall occur, each Right shall constitute, effective at the close of business on the later of the Effective Date or the tenth Trading Day after the Stock Acquisition Date, the right to purchase from the Corporation, upon exercise thereof in accordance with the terms hereof, that number of Common Shares having an aggregate Market Price on the date of consummation or occurrence of such Flip-in Event equal to twice the Exercise Price for an amount in cash equal to the Exercise Price (such right to be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 in the event that after such consummation or occurrence, an event of a type analogous to any of the events described in
                 Section 2.3 shall have occurred).

           (b) Notwithstanding anything in this Agreement to the contrary, upon the occurrence of any Flip-in Event, any Rights that are or were Beneficially Owned on or after the earlier of the Separation Time or the Stock Acquisition Date by:

                 (i) an Acquiring Person (or any Affiliate or Associate of an Acquiring Person or any Person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of an Acquiring Person); or

                 (ii) a transferee or other successor in title, directly or indirectly, (a "Transferee") of Rights or Common Shares held by an Acquiring Person (or any Affiliate or Associate of an Acquiring Person or any Person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of an Acquiring Person), where such Transferee becomes a transferee concurrently with or subsequent to the Acquiring Person becoming such in a transfer that the Board of Directors has determined is part of a plan, arrangement or scheme of an Acquiring Person (or any Affiliate or Associate of an Acquiring Person or any Person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of an Acquiring Person), that has the purpose or effect of avoiding Clause 3.1(b)(i), shall become null and void without any further action, and any holder of such Rights (including any Transferee) shall thereafter have no right to exercise such Rights under any provision of this Agreement and further shall thereafter not have any other rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise.

           (c) From and after the Separation Time, the Corporation shall do all such acts and things as shall be necessary and within its power to ensure compliance with the provisions of this Section 3.1, including without limitation, all such acts and things as may be required to satisfy the requirements of the Montana Business Corporations Act, the Securities Act (Ontario) and the securities laws or comparable legislation of each of the provinces of Canada and of the United States and each of the applicable states thereof in respect of the issue of Common Shares upon the exercise of Rights in accordance with this Agreement.

           (d) Any Rights Certificate that represents Rights Beneficially Owned by a Person described in either Clause 3.1(b)(i) or
                 (ii) or transferred to any nominee of any such Person, and any Rights Certificate issued upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain the following legend:

                        The Rights represented by this Rights Certificate were issued to a Person who was an Acquiring Person or an Affiliate or an Associate of an Acquiring Person (as such terms are defined in the Shareholder Rights Agreement) or a Person who was acting jointly or in concert with an Acquiring Person or an Affiliate or Associate of an Acquiring Person. This Rights Certificate and the Rights represented hereby are void or shall become void in the circumstances specified in Subsection 3.1(b) of the Shareholder Rights Agreement.

                 provided, however, that the Rights Agent shall not be under any responsibility to ascertain the existence of facts that would require the imposition of such legend but shall impose such legend only if instructed to do so by the Corporation in writing or if a holder fails to certify upon transfer or exchange in the space provided on the Rights Certificate that such holder is not a Person described in such legend and provided further that the fact that such legend does not appear on a certificate is not determinative of whether any Rights represented thereby are void under this Section.

     ARTICLE 4

     THE RIGHTS AGENT

     4.1   General
           -------
           (a) The Corporation hereby appoints the Rights Agent to act as agent for the Corporation and the holders of the Rights in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Corporation may from time to time appoint such Co-Rights Agents ("Co-Rights Agents") as it may deem necessary or desirable. In the event the Corporation appoints one or more Co-Rights Agents, the respective duties of the Rights Agent and Co-Rights Agents shall be as the Corporation may determine. The Corporation agrees to pay all reasonable fees and expenses of the Rights Agent in respect of the performance of its duties under this Agreement. The Corporation also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability or expense, incurred without negligence, bad faith or wilful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability, which right to indemnification will survive the termination of this Agreement.

           (b) The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any certificate for Common Shares, Rights Certificate, certificate for other securities of the Corporation, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

     4.2   Merger, Amalgamation or Consolidation or Change of Name of
           Rights Agent
           ----------------------------------------------------------
           (a) Any corporation into which the Rights Agent may be merged or amalgamated or with which it may be consolidated, or any corporation resulting from any merger, amalgamation, statutory arrangement or consolidation to which the Rights Agent is a party, or any corporation succeeding to the shareholder or stockholder services business of the Rights Agent, will be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 4.4 hereof. In case at the time such successor Rights Agent succeeds to the agency created by this Agreement any of the Rights Certificates have been countersigned but not delivered, any successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights have not been countersigned, any successor Rights Agent may countersign such Rights Certificates in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates will have the full force provided in the Rights Certificates and in this Agreement.

           (b) In case at any time the name of the Rights Agent is changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

     4.3   Duties of Rights Agent
           ----------------------
           The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, all of which the Corporation and the holders of certificates for Common Shares and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

           (a) the Rights Agent may consult with legal counsel (who may be legal counsel for the Corporation) and the opinion of such counsel will be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion;

           (b) whenever in the performance of its duties under this Agreement, the Rights Agent deems it necessary or desirable that any fact or matter be proved or established by the Corporation prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by a Person believed by the Rights Agent to be the Chairman of the Board, President, any Vice-President, Treasurer, Corporate Secretary or any Assistant Secretary of the Corporation and delivered to the Rights Agent; and such certificate will be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate;

           (c) the Rights Agent will be liable hereunder for its own negligence, bad faith or wilful misconduct;

           (d) the Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the certificates for Common Shares, or the Rights Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and will be deemed to have been made by the Corporation only;

           (e) the Rights Agent will not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due authorization, execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any certificate for a Common Share or Rights Certificate (except its countersignature thereof); nor will it be responsible for any breach by the Corporation of any covenant or condition contained in this Agreement or in any Rights Certificate; nor will it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Subsection 3.1(b) hereof) or any adjustment required under the provisions of Section 2.3 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights after receipt of the certificate contemplated by Section 2.3 describing any such adjustment); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization of any Common Shares to be issued pursuant to this Agreement or any Rights or as to whether any Common Shares will, when issued, be duly and validly authorized, executed, issued and delivered and fully paid and non-assessable;

           (f) the Corporation agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement;

           (g) the Rights Agent is hereby authorized and directed to accept instructions in writing with respect to the performance of its duties hereunder from any individual believed by the Rights Agent to be the Chairman of the Board, President, any Vice-President, Treasurer, Corporate Secretary or any Assistant Secretary of the Corporation, and to apply to such individuals for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such individual;

           (h) the Rights Agent and any shareholder or stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in Common Shares, Rights or other securities of the Corporation or become pecuniarily interested in any transaction in which the Corporation may be interested, or contract with or lend money to the Corporation or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Corporation or for any other legal entity; and

           (i) the Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent will not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Corporation resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

     4.4   Change of Rights Agent
           ----------------------
           The Rights Agent may resign and be discharged from its duties under this Agreement upon 90 days' notice (or such lesser notice as is acceptable to the Corporation) in writing mailed to the Corporation and to each transfer agent of Common Shares by registered or certified mail. The Corporation may remove the Rights Agent upon 30 days' notice in writing, mailed to the Rights Agent and to each transfer agent of the Common Shares by registered or certified mail. If the Rights Agent should resign or be removed or otherwise become incapable of acting, the Corporation will appoint a successor to the Rights Agent. If the Corporation fails to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent, then by prior written notice to the Corporation the resigning Rights Agent or the holder of any Rights (which holder shall, with such notice, submit such holder's Rights Certificate, if any, for inspection by the Corporation), may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Corporation or by such a court, shall be a corporation incorporated under the laws of Canada or a province thereof authorized to carry on the business of a trust company in the Province of Ontario. After appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Corporation will file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares, and mail a notice thereof in writing to the holders of the Rights in accordance with Section 5.9. Failure to give any notice provided for in this Section 4.4, however, or any defect therein, shall not affect the legality or validly of the resignation or removal of the Rights Agent or the appointment of any successor Rights Agent, as the case may be.

     ARTICLE 5

     MISCELLANEOUS

     5.1   Redemption and Waiver
           ---------------------
           (a) The Board of Directors may, with the prior consent of the holders of Voting Shares or of the holders of Rights given in accordance with Section 5.1(i) or (j), as the case may be, at any time prior to the occurrence of a Flip-in Event as to which the application of Section 3.1 has not been waived pursuant to the provisions of this Section 5.1, elect to redeem all but not less than all of the then outstanding Rights at a redemption price of $0.00001 per Right appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 in the event that an event of the type analogous to any of the events described in Section 2.3 shall have occurred (such redemption price being herein referred to as the "Redemption Price"). The Board of Directors may, prior to the date of the shareholders' meeting referred to in
                 Section 5.15, elect to terminate this Agreement. If the Board of Directors elects to terminate this Agreement pursuant to this Section 5.1(a), this Agreement will thereupon terminate and be void and of no further force or effect.

           (b) The Board of Directors may, with the prior consent of the holders of Voting Shares given in accordance with
                 Section 5.1(i), determine, at any time prior to the occurrence of a Flip-in Event as to which the application of Section 3.1 has not been waived pursuant to this
                 Section 5.1, if such Flip-in Event would occur by reason of an acquisition of Voting Shares otherwise than pursuant to a Take-over Bid made by means of a take-over bid circular to all holders of record of Voting Shares and otherwise than in the circumstances set forth in
                 Section 5.1(d), to waive the application of Section 3.1 to such Flip-in Event. In the event that the Board of Directors proposes such a waiver, the Board of Directors shall extend the Separation Time to a date subsequent to and not more than ten Business Days following the meeting of shareholders called to approve such waiver.

           (c) The Board of Directors may, until the occurrence of a Flip-in Event upon prior written notice delivered to the Rights Agent, determine to waive the application of
                 Section 3.1 to such particular Flip-in Event provided that the Flip-in Event would occur by reason of a Take-over Bid made by way of take-over bid circular sent to all holders of Voting Shares (which for greater certainty shall not include the circumstances described in Subsection 5.1(d)); provided that if the Board of Directors waives the application of Section 3.1 to a particular Flip-in Event pursuant to this Subsection 5.1(c), the Board of Directors shall be deemed to have waived the application of
                 Section 3.1 to any other Flip-in Event occurring by reason of any Take-over Bid which is made by means of a take-over bid circular to all holders of Voting Shares (i) prior to the granting of such waiver, (ii) thereafter and prior to the expiry of any Take-over Bid (as the same may be extended from time to time) outstanding at the time of the granting of such waiver or (iii) thereafter and prior to the expiry of any Take-over Bid in respect of which a waiver is, or is deemed to have been, granted under this Subsection 5.1(c).

           (d)   Notwithstanding the provisions of Subsections 5.1(b) and
                 (c) hereof, the Board of Directors may waive the application of Section 3.1 in respect of the occurrence of any Flip-in Event, provided that both of the following conditions are satisfied:

                 (i) the Board of Directors has determined within ten Trading Days following a Stock Acquisition Date that a Person became an Acquiring Person by inadvertence and without any intention to become, or knowledge that it would become, an Acquiring Person under this Agreement, and

                 (ii) such Person has reduced its Beneficial Ownership of Voting Shares such that at the time of granting the waiver pursuant to this Subsection 5.1(d), such Person is no longer an Acquiring Person and in the event that such a waiver is granted by the Board of Directors, such Stock Acquisition Date and Flip-in Event shall be deemed not to have occurred and the Separation Time shall be deemed not to have occurred as a result of such Person having inadvertently become an Acquiring Person.

           (e) The Board of Directors, shall, without further formality, be deemed to have elected to redeem the Rights at the Redemption Price on the date that a Person which has made a Permitted Bid, a Competing Permitted Bid, a Take-Over Bid in respect of which the Board of Directors has waived, or is deemed to have waived, pursuant to Section 5.1(c) the application of Section 3.1, takes up and pays for Voting Shares pursuant to the terms and conditions of such Permitted Bid, Competing Permitted Bid or Take-over bid, as the case may be.

           (f) Where a Take-over Bid that is not a Permitted Bid Acquisition is withdrawn or otherwise terminated after the Separation Time has occurred and prior to the occurrence of a Flip-in Event, the Board of Directors may elect to redeem all the outstanding Rights at the Redemption Price. Upon the Rights being redeemed pursuant to this Subsection 5.1(f), all the provisions of this Agreement shall continue to apply as if the Separation Time had not occurred and Rights Certificates representing the number of Rights held by each holder of record of Common Shares as of the Separation Time had not been mailed to each such holder and for all purposes of this Agreement the Separation Time shall be deemed not to have occurred.

           (g) If the Board of Directors elects or is deemed to have elected to redeem the Rights, and, in circumstances in which Subsection 5.1(a) is applicable, such redemption is approved by the holders of Voting Shares or the holders of Rights in accordance with Subsection 5.1(i) or (j), as the case may be, the right to exercise the Rights, will thereupon, without further action and without notice, terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price.

           (h) Within 10 Business Days after the Board of Directors elects or is deemed to elect, to redeem the Rights or if Subsection 5.1(a) is applicable within 10 Business Days after the holders of Common Shares of the holders of Rights have approved a redemption of Rights in accordance with Section 5.1(i) or (j), as the case may be, the Corporation shall give notice of redemption to the holders of the then outstanding Rights by mailing such notice to each such holder at his last address as it appears upon the registry books of the Rights Agent or, prior to the Separation Time, on the registry books of the transfer agent for the Voting Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. The Corporation may not redeem, acquire or purchase for value any Rights at any time in any manner other than specifically set forth in this Section 5.1 or in connection with the purchase of Common Shares prior to the Separation Time.

           (i) If a redemption of Rights pursuant to Section 5.1(a) or a waiver of a Flip-in Event pursuant to Section 5.1(b) is proposed at any time prior to the Separation Time, such redemption or waiver shall be submitted for approval to the holders of Voting Shares. Such approval shall be deemed to have been given if the redemption or waiver is approved by the affirmative vote of a majority of the votes cast by Independent Shareholders represented in person or by proxy at a meeting of such holders duly held in accordance with applicable laws and the Corporation's by-laws.

           (j) If a redemption of Rights pursuant to Section 5.1(a) is proposed at any time after the Separation Time, such redemption shall be submitted for approval to the holders of Rights. Such approval shall be deemed to have been given if the redemption is approved by holders of Rights by a majority of the votes cast by the holders of Rights represented in person or by proxy at and entitled to vote at a meeting of such holders. For the purposes hereof, each outstanding Right (other than Rights which are Beneficially Owned by any Person referred to in clauses (i) to (v) inclusive of the definition of Independent Shareholders) shall be entitled to one vote, and the procedures for the calling, holding and conduct of the meeting shall be those, as nearly as may be, which are provided in the Corporation's by-laws and the Montana Business Corporations Act with respect to meetings of shareholders of the Corporation.

     5.2   Expiration
           ----------
           No Person shall have any rights whatsoever pursuant to this Agreement or in respect of any Right after the Expiration Time, except the Rights Agent as specified in Subsection 4.1 of this Agreement.

     5.3   Issuance of New Rights Certificates
           -----------------------------------
           Notwithstanding any of the provisions of this Agreement or the Rights to the contrary, the Corporation may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board of Directors to reflect any adjustment or change in the number or kind or class of securities purchasable upon exercise of Rights made in accordance with the provisions of this Agreement.

     5.4   Supplements and Amendments
           --------------------------
           (a) The Corporation may make amendments to this Agreement to correct any clerical or typographical error or which are required to maintain the validity of this Agreement as a result of any change in any applicable legislation or regulations thereunder. The Corporation may, prior to the date of the shareholders' meeting referred to in
                 Section 5.15, supplement, amend, vary, rescind or delete any of the provisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of the Rights generally) without the approval of any holders of Rights or Voting Shares in order to make any changes which the Board of Directors acting in good faith may deem necessary or desirable. Notwithstanding anything in this
                 Section 5.4 to the contrary, no such supplement or amendment shall be made to the provisions of Article 4 except with the written concurrence of the Rights Agent to such supplement or amendment.

           (b) Subject to Subsection 5.4(a), the Corporation may, with the prior consent of the holders of Voting Shares obtained as set forth below, at any time before the Separation Time, supplement, amend, vary, rescind or delete any of the provisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally). Such consent shall be deemed to have been given if the action requiring such approval is authorized by the affirmative vote of a majority of the votes cast by Independent Shareholders present or represented at and entitled to be voted at a meeting of the holders of Voting Shares duly called and held in compliance with applicable laws and the articles and by-laws of the Corporation.

           (c) Subject to subsection 5.4(a), the Corporation may, with the prior consent of the holders of Rights, at any time on or after the Separation Time, supplement, amend, vary, rescind or delete any of the provisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally), provided that no such amendment, variation or deletion shall be made to the provisions of
                 Article 4 except with the written concurrence of the Rights Agent thereto.

           (d) Any approval of the holders of Rights shall be deemed to have been given if the action requiring such approval is authorized by the affirmative votes of the holders of Rights present or represented at and entitled to be voted at a meeting of the holders of Rights and representing a majority of the votes cast in respect thereof. For the purposes hereof, each outstanding Right (other than Rights which are void pursuant to the provisions hereof) shall be entitled to one vote, and the procedures for the calling, holding and conduct of the meeting shall be those, as nearly as may be, which are provided in the Corporation's by-laws and the Montana Business Corporations Act with respect to meetings of shareholders of the Corporation.

           (e) Any amendments made by the Corporation to this Agreement pursuant to Subsection 5.4(a) which are required to maintain the validity of this Agreement as a result of any change in any applicable legislation or regulation thereunder shall:

                 (i) if made before the Separation Time, be submitted to the shareholders of the Corporation at the next meeting of shareholders and the shareholders may, by the majority referred to in Subsection 5.4(b), confirm or reject such amendment;

                 (ii) if made after the Separation Time, be submitted to the holders of Rights at a meeting to be called for on a date not later than immediately following the next meeting of shareholders of the Corporation and the holders of Rights may, by resolution passed by the majority referred to in Subsection 5.4(d), confirm or reject such amendment.

                 Any such amendment shall be effective from the date of the resolution of the Board of Directors adopting such amendment, until it is confirmed or rejected or until it ceases to be effective (as described in the next sentence) and, where such amendment is confirmed, it continues in effect in the form so confirmed. If such amendment is rejected by the shareholders or the holders of Rights or is not submitted to the shareholders or holders of Rights as required, then such amendment shall cease to be effective from and after the termination of the meeting (or any adjournment of such meeting) at which it was rejected or to which it should have been but was not submitted or from and after the date of the meeting of holders of Rights that should have been but was not held, and no subsequent resolution of the Board of Directors to amend this Agreement to substantially the same effect shall be effective until confirmed by the shareholders or holders of Rights as the case may be.

     5.5   Fractional Rights and Fractional Shares
           ---------------------------------------
           (a) The Corporation shall not be required to issue fractions of Rights or to distribute Rights Certificates which evidence fractional Rights. After the Separation Time, in lieu of issuing fractional Rights, the Corporation shall pay to the holders of record of the Rights Certificates (provided the Rights represented by such Rights Certificates are not void pursuant to the provisions of Subsection 3.1(b), at the time such fractional Rights would otherwise be issuable), an amount in cash equal to the fraction of the Market Price of one whole Right that the fraction of a Right that would otherwise be issuable is of one whole Right.

           (b) The Corporation shall not be required to issue fractions of Common Shares upon exercise of Rights or to distribute certificates which evidence fractional Common Shares. In lieu of issuing fractional Common Shares, the Corporation shall pay to the registered holders of Rights Certificates, at the time such Rights are exercised as herein provided, an amount in cash equal to the fraction of the Market Price of one Common Share that the fraction of a Common Share that would otherwise be issuable upon the exercise of such Right is of one whole Common Share at the date of such exercise.

     5.6   Rights of Action
           ----------------
           Subject to the terms of this Agreement, all rights of action in respect of this Agreement, other than rights of action vested solely in the Rights Agent, are vested in the respective holders of the Rights. Any holder of Rights, without the consent of the Rights Agent or of the holder of any other Rights, may, on such holder's own behalf and for such holder's own benefit and the benefit of other holders of Rights, as the case may be, enforce, and may institute and maintain any suit, action or proceeding against the Corporation to enforce such holder's right to exercise such holder's Rights, or Rights to which he is entitled, in the manner provided in such holder's Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, as the case may be, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement.

     5.7   Regulatory Approvals
           --------------------
           Any obligation of the Corporation or action or event contemplated by this Agreement shall be subject to the receipt of any requisite approval or consent from any governmental or regulatory authority, including without limiting the generality of the foregoing, any necessary approvals of The Toronto Stock Exchange and the Nasdaq National Market or any other applicable stock exchange or market.

     5.8   Notice of Proposed Actions
           --------------------------
           In case the Corporation shall propose after the Separation Time and prior to the Expiration Time:

           (a) to effect or permit (in cases where the Corporation's permission is required) any Flip-in Event; or

           (b) to effect the liquidation, dissolution or winding up of the Corporation or the sale of all or substantially all of the Corporation's assets, then, in each such case, the Corporation shall give to each holder of a Right, in accordance with Section 5.9 hereof, a notice of such proposed action, which shall specify the date on which such Flip-in Event, liquidation, dissolution, winding up or sale is to take place, and such notice shall be so given at least 10 Business Days prior to the date of taking of such proposed action by the Corporation.

     5.9   Notices
           -------
           (a) Notices or demands authorized or required by this Agreement to be given or made by the Rights Agent or by the holder of any Rights to or on the Corporation shall be sufficiently given or made if delivered, sent by registered or certified mail, postage prepaid (until another address is filed in writing with the Rights Agent), or sent by facsimile or other form of recorded electronic communication, charges prepaid and confirmed in writing, as follows:

                        Gold Reserve Corporation
                        1940 Seafirst Financial Center
                        West 601 Riverside
                        Spokane, Washington
                        99201
                        Attention:  President
                        Telecopy No.:  (509) 623-1634

           (b) Notices or demands authorized or required by this Agreement to be given or made by the Corporation or by the holder of any Rights to or on the Rights Agent shall be sufficiently given or made if delivered, sent by registered or certified mail, postage prepaid (until another address is filed in writing with the Corporation), or sent by facsimile or other form of recorded electronic communication, charges prepaid and confirmed in writing, as follows:

                        Montreal Trust Company of Canada
                        --------------------------------
                        --------------------------------
                        --------------------------------
                        --------------------------------
                        --------------------------------

                        Attention:  *
                        Telecopy No.:  *

           (c) Notices or demands authorized or required by this Agreement to be given or made by the Corporation or the Rights Agent to or on the holder of any Rights shall be sufficiently given or made if delivered or sent by first class mail, postage prepaid, addressed to such holder at the address of such holder as it appears upon the register of the Rights Agent or, prior to the Separation Time, on the register of the Corporation for its Common Shares.
                 Any notice which is mailed or sent in the manner herein provided shall be deemed given, whether or not the holder receives the notice.

           (d)   Any notice given or made in accordance with this Section
                 5.9 shall be deemed to have been given and to have been received on the day of delivery, if so delivered, on the third Business Day (excluding each day during which there exists any general interruption of postal service due to strike, lockout or other cause) following the mailing thereof, if so mailed, and on the day of telegraphing, telecopying or sending of the same by other means of recorded electronic communication (provided such sending is during the normal business hours of the addressee on a Business Day and if not, on the first Business Day thereafter). Each of the Corporation and the Rights Agent may from time to time change its address for notice by notice to the other given in the manner aforesaid.

     5.10  Costs of Enforcement
           --------------------
           The Corporation agrees that if the Corporation fails to fulfil any of its obligations pursuant to this Agreement, then the Corporation will reimburse the holder of any Rights for the costs and expenses (including legal fees) incurred by such holder to enforce his rights pursuant to any Rights or this Agreement.

     5.11  Successors
           ----------
           All the covenants and provisions of this Agreement by or for the benefit of the Corporation or the Rights Agent shall bind and enure to the benefit of their respective successors and assigns hereunder.

     5.12  Benefits of this Agreement
           --------------------------
           Nothing in this Agreement shall be construed to give to any Person other than the Corporation, the Rights Agent and the holders of the Rights any legal or equitable right, remedy or claim under this Agreement; further, this Agreement shall be for the sole and exclusive benefit of the Corporation, the Rights Agent and the holders of the Rights.

     5.13  Governing Law
           -------------
           This Agreement and each Right issued hereunder shall be deemed to be a contract made under the laws of the Province of Ontario and for all purposes shall be governed by and construed in accordance with the laws of such Province applicable to contracts to be made and performed entirely within such Province.

     5.14  Severability
           ------------
           If any term or provision hereof or the application thereof to any circumstance shall, in any jurisdiction and to any extent, be invalid or unenforceable, such term or provision shall be ineffective only as to such jurisdiction and to the extent of such invalidity or unenforceability in such jurisdiction without invalidating or rendering unenforceable or ineffective the remaining terms and provisions hereof in such jurisdiction or the application of such term or provision in any other jurisdiction or to circumstances other than those as to which it is specifically held invalid or unenforceable.

     5.15  Date Agreement Becomes Effective
           --------------------------------
           This Agreement is effective and in full force and effect in accordance with its terms from and after the Agreement Date. At the first meeting of holders of Voting Shares of the Corporation following the Agreement Date, the Corporation shall request:

           (a) confirmation of this Agreement by the holders of its Voting Shares; and

           (b) approval from the holders of its Voting Shares to amend the articles of incorporation of the Corporation to increase the number of Common Shares the Corporation is authorized to issue from 40,000,000 to 480,000,000 (the "Share Capital Increase Approval").

           If, at such meeting (which meeting shall include, if the meeting is adjourned one or more times, each reconvened meeting resulting from such adjournment(s)), this Agreement is not confirmed by a majority of the votes cast by holders of Voting Shares held by Independent Shareholders who vote in respect of confirmation of the Agreement at such meeting or the Share Capital Increase Approval is not obtained in accordance with the applicable requirements of the Montana Business Corporations Act, then this Agreement shall terminate and be void and of no further force and effect on and from the close of business on the date of termination of such meeting (which, in the case such meeting is adjourned one or more times, means the termination of the last reconvened meeting resulting from such adjournment(s)). Provided that this Agreement is so confirmed and the Share Capital Increase Approval is obtained at such meeting, the Corporation shall as soon as reasonably practicable thereafter take all steps necessary to amend the articles of incorporation of the Corporation in the manner contemplated by the Share Capital Increase Approval.

     5.16  Reconfirmation
           --------------
           Notwithstanding the confirmation of this Agreement pursuant to
           Section 5.15 and the receipt of Share Capital Increase Approval as contemplated by Section 5.15, this Agreement must be reconfirmed by a resolution passed by a majority of greater than 50 per cent of the votes cast by holders of Voting Shares held by Independent Shareholders who vote in respect of such reconfirmation at a meeting of holders of Voting Shares to be held not earlier than *, 2000 and not later than the date on which the 2000 annual meeting of holders of Voting Shares terminates. If the Agreement is not so reconfirmed, the Agreement and all outstanding Rights shall terminate and be void and of no further force and effect on and from the close of business on that date which is the earlier of the date of termination of the meeting called to consider the reconfirmation of this Agreement and the date of termination of the 2000 annual meeting of holders of Voting Shares; provided, that termination shall not occur if a Flip-in Event has occurred (other than a Flip-in Event which has been waived pursuant to Subsection 5.1(c) or (d) hereof), prior to the date upon which this Agreement would otherwise terminate pursuant to this
           Section 5.16.

     5.17  Determinations and Actions by the Board of Directors
           ----------------------------------------------------
           The Board of Directors shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors or the Corporation, or as may be necessary or advisable in the administration of this Agreement. All such actions, calculations and determinations (including all omissions with respect to the foregoing) which are done or made by the Board of Directors, in good faith, shall not subject the Board of Directors or any director of the Corporation to any liability to the holders of the Rights.

     5.18  Declaration as to Non-Canadian Holders
           --------------------------------------
           If in the opinion of the Board of Directors (who may rely upon the advice of counsel) any action or event contemplated by this Agreement would require compliance by the Corporation with the securities laws or comparable legislation of a jurisdiction outside Canada, the Board of Directors acting in good faith shall take such actions as it may deem appropriate to ensure such compliance. In no event shall the Corporation or the Rights Agent be required to issue or deliver Rights or securities issuable on exercise of Rights to persons who are citizens, residents or nationals of any jurisdiction other than Canada or the United States, in which such issue or delivery would be unlawful without registration of the relevant Persons or securities for such purposes.

     5.19  Time of the Essence
           -------------------
           Time shall be of the essence in this Agreement.

     5.20  Execution in Counterparts
           -------------------------
           This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

           GOLD RESERVE CORPORATION

           By:
               ---------------------------------
           By:
               ---------------------------------

           MONTREAL TRUST COMPANY OF CANADA

           By:
               ---------------------------------
           By:
               ---------------------------------

     ATTACHMENT  1

     GOLD RESERVE CORPORATION
     SHAREHOLDER RIGHTS PLAN AGREEMENT
     [Form of Rights Certificate]

     Certificate No.
                     -----------
              Rights
                     -----------

     THE RIGHTS ARE SUBJECT TO TERMINATION ON THE TERMS SET FORTH IN THE SHAREHOLDER RIGHTS PLAN AGREEMENT. UNDER CERTAIN CIRCUMSTANCES (SPECIFIED IN SUBSECTION 3.1(b) OF THE SHAREHOLDER RIGHTS PLAN AGREEMENT), RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR CERTAIN RELATED PARTIES, OR TRANSFEREES OF AN ACQUIRING PERSON OR CERTAIN RELATED PARTIES, MAY BECOME VOID.

     Rights Certificate

     This certifies that                                                  ,
                         -------------------------------------------------
     or registered assigns, is the registered holder of the number of Rights set forth above, each of which entitles the registered holder thereof, subject to the terms, provisions and conditions of the Shareholder Rights Plan Agreement, dated as of *, 1997, as the same may be amended or supplemented from time to time (the "Shareholder Rights Agreement"), between Gold Reserve Corporation, a corporation duly incorporated under the laws of Montana (the "Corporation") and Montreal Trust Company of Canada, a trust company incorporated under the laws of Canada (the "Rights Agent") (which term shall include any successor Rights Agent under the Shareholder Rights Agreement), to purchase from the Corporation at any time after the Separation Time (as such term is defined in the Shareholder Rights Agreement) and prior to the Expiration Time (as such term is defined in the Shareholder Rights Agreement), one fully paid share of common stock of the Corporation (a "Common Share") at the Exercise Price referred to below, upon presentation and surrender of this Rights Certificate with the Form of Election to Exercise (in the form provided hereinafter) duly executed and submitted to the Rights Agent at its principal office in the City of Toronto [insert other cities, if applicable]. The Exercise Price shall initially be $70.00 (Cdn.) or the U.S. Dollar Equivalent per Right and shall be subject to adjustment in certain events as provided in the Shareholder Rights Agreement.

     This Rights Certificate is subject to all of the terms and provisions of the Shareholder Rights Agreement, which terms and provisions are incorporated herein by reference and made a part hereof and to which Shareholder Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Rights Agent, the Corporation and the holders of the Rights Certificates. Copies of the Shareholder Rights Agreement are on file at the registered office of the Corporation.

     This Rights Certificate, with or without other Rights Certificates, upon surrender at any of the offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing an aggregate number of Rights equal to the aggregate number of Rights evidenced by the Rights Certificate or Rights Certificates surrendered. If this Rights Certificate shall be exercised in part, the registered holder shall be entitled to receive, upon surrender hereof, another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

     Subject to the provisions of the Shareholder Rights Agreement, the Rights evidenced by this Rights Certificate may be, and under certain circumstances are required to be, redeemed by the Corporation at a redemption price of $0.00001 per Right.

     No fractional Common Shares will be issued upon the exercise of any Right or Rights evidenced hereby, but in lieu thereof a cash payment will be made, as provided in the Shareholder Rights Agreement.

     No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Common Shares or of any other securities which may at any time be issuable upon the exercise hereof, nor shall anything contained in the Shareholder Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the Rights of a shareholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in the Shareholder Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by this Rights Certificate shall have been exercised as provided in the Shareholder Rights Agreement.

     This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

     WITNESS the facsimile signature of the proper officers of the Corporation and its corporate seal.

     Date:
           ---------------------------

     GOLD RESERVE CORPORATION

     By:                                 By:
         -----------------------------       ----------------------------
         [President]                         [Corporate Secretary]

     Countersigned:

     MONTREAL TRUST COMPANY OF CANADA

     By:
         -----------------------------
         Authorized Signature

     FORM OF ASSIGNMENT

     (To be executed by the registered holder if such holder desires to transfer the Rights Certificate.)

     FOR VALUE RECEIVED
                        ------------------------------------------------
     hereby sells, assigns and transfers unto


                 (Please print name and address of transferee.)

     the Rights represented by this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably
     constitute and appoint                                              ,
                            --------------------------------------------
     as attorney, to transfer the within Rights on the books of the Corporation, with full power of substitution.

     Dated:
            ---------------------------
                     Signature

     Signature Guaranteed:                   (Signature must correspond to
     name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.)

     Signature must be guaranteed by a member firm of a recognized stock exchange in Canada, a registered national securities exchange in the United States, a member of the Investment Dealers Association of Canada or National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in Canada or the United States.


                                   CERTIFICATE
                           (To be completed if true.)

     The undersigned party transferring Rights hereunder, hereby represents, for the benefit of all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof or a Person acting jointly or in concert with any of the foregoing. Capitalized terms shall have the meaning ascribed thereto in the Shareholder Rights Agreement.

                      -----------------------------------
                                    Signature
                  (To be attached to each Rights Certificate.)

     FORM OF ELECTION TO EXERCISE

     (To be executed by the registered holder if such holder desires to exercise the Rights Certificate.)

     TO:
         --------------------------------------

     The undersigned hereby irrevocably elects to exercise
                                                           ---------------
     whole Rights represented by the attached Rights Certificate to purchase the Common Shares or other securities, if applicable, issuable upon the exercise of such Rights and requests that certificates for such securities be issued in the name of:

     -------------------------------------------------
     (Name)

     -------------------------------------------------
     (Address)

     -------------------------------------------------
     (City and Province)

     -------------------------------------------------
     Social Insurance Number or other taxpayer identification number.

     If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

     -------------------------------------------------
     (Name)

     -------------------------------------------------
     (Address)

     -------------------------------------------------
     (City and Province)

     -------------------------------------------------
     Social Insurance Number or other taxpayer identification number.

     Dated:
            ---------------------------
                     Signature

     Signature Guaranteed:                 (Signature must correspond to
     name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.)

     Signature must be guaranteed by a member firm of a recognized stock exchange in Canada, a registered national securities exchange in the United States, a member of the Investment Dealers Association of Canada or National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in Canada or the United States.

                      -----------------------------------
                                    Signature

                  (To be attached to each Rights Certificate.)



                                   CERTIFICATE
                           (To be completed if true.)

     The undersigned party exercising Rights hereunder, hereby represents, for the benefit of all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof or a Person acting jointly or in concert with any of the foregoing. Capitalized terms shall have the meaning ascribed thereto in the Shareholder Rights Agreement.


                      -----------------------------------
                                    Signature

                  (To be attached to each Rights Certificate.)

     NOTICE

     In the event the certification set forth above in the Forms of Assignment and Election is not completed, the Corporation will deem the Beneficial Owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof. No Rights Certificates shall be issued in exchange for a Rights Certificate owned or deemed to have been owned by an Acquiring Person or an Affiliate or Associate thereof, or by a Person acting jointly or in concert with an Acquiring Person or an Affiliate or Associate thereof.

     Schedule "C" to Proxy Statement

     Gold Reserve Corporation
     1997 Equity Incentive Plan


     SECTION 1.  ESTABLISHMENT, PURPOSE, AND EFFECTIVE DATE OF PLAN

     ESTABLISHMENT. Gold Reserve Corporation, a Montana (state) corporation (the "Company") hereby establishes the "1997 PERFORMANCE AND EQUITY INCENTIVE PLAN" (the "Plan") for its key employees, directors and consultants. The Plan permits the grant of Stock Options, Stock Appreciation Rights and Restricted Stock.

     PURPOSE. The Purpose of the Plan is to advance the interests of the Company and its Subsidiaries and promote continuity of management by encouraging and providing key employees, directors and consultants with the opportunity to acquire an equity interest in the Company and to participate in the increase in shareholder value as reflected in the growth in the price of the shares of the Company's Stock and by enabling the Company to attract and retain the services of key employees, directors, and consultants upon whose judgment, interest, skills, and special effort the successful conduct of its operations is largely dependent.

     EFFECTIVE DATE. The Plan shall become effective on the date it is adopted by the Board of the Company, subject to the approval by the affirmative vote of the majority of shareholders present and voting at a duly held meeting of shareholders or by written consent of the majority of outstanding shareholders.


     SECTION 2.  DEFINITIONS, CONSTRUCTION

     DEFINITIONS. Whenever used herein, the following terms shall have their respective meanings set forth below:

     (a)  "Act" means the Securities Exchange Act of 1934, as amended.

     (b) "Board" means the Board of Directors of the Company, which shall determine all matters concerning Options, Restricted Stock and Stock Appreciation Rights granted to Eligible Directors.

     (c) "Change in Capitalization" means any increase or reduction in the number of shares of Stock, or any change (including, but not limited to, a change in value) in the shares of Stock or exchange of shares of Stock for a different number or kind of shares or other securities of the Company or any other corporation or other entity, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants, rights or debentures, change in the exercise price or conversion price under any warrants, rights or debenture as a result of any event, stock dividend, stock split or reverse stock split, extraordinary dividend, property dividend, combination or exchange of shares or otherwise.

     (d) A "Change in Control" means an event or series of events after the Effective Date by which (i) any "person" or "group" (as such terms are used in Section 13(d) and 14(d) of the Act) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of more than 50% of the aggregate voting power of all the capital Stock of the Company normally entitled to vote in the election of directors or (ii) during any period of two consecutive calendar years, individuals who at the beginning of such period constituted the Board (together with any new directors whose election by the Board or whose nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of such period or whose election or nomination was previously so approved) cease for any reason to constitute a majority of the directors then in office.

     (e)  "Code" means the Internal Revenue Code of 1986, as amended.

     (f) "Committee" means a committee of the Board designated to administer the Plan. If no Committee is designated or is administering the Plan, all references to the Committee herein shall refer to the Board.

     (g) "Company" means GOLD RESERVE CORPORATION, a Montana corporation, and any successors thereto.

     (h) "Disability" means the inability to engage in any substantial activity by reason of any medically determinable, physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months.

     (i) "Eligible Participant" means any key employee, director or consultant designated by the Committee as eligible to participate in the Plan pursuant to Section 3.

     (j) "Fair Market Value" means the closing sales price or the United States Dollar equivalent of the closing sales price at which a share of the Stock is reported to have traded on the day immediately preceding the grant date as reported on the Principal Market for the Stock; and if there is no trade on such date, the Fair Market Value means the closing sales price or the United States Dollar equivalent of the closing sales price on the most recent date previous to such grant date as reported on the Principal Market for the Stock. If no Fair Market Value has been established in accordance with the foregoing, Fair Market Value shall be the value established by the Board in good faith and, in the case of an incentive stock option, in accordance with Section 422 of the Code.

     (k) "Option" means the right to purchase Stock at a stated price for a specified period of time. For purposes of the Plan an Option may be either (i) an "incentive stock option" within the meaning of Section 422 of the Code or (ii) a "nonstatutory stock option."

     (l) "Option Agreement" means the agreement evidencing the grant of an Option as described in Section 6.

     (m) "Option price" means the price at which Stock may be purchased pursuant to an Option.

     (n) "Optionee" means a person to whom an Option has been granted under the Plan.

     (o)  "Participant" means an Eligible Employee, Director or a
          Consultant who has been granted and, at the time of reference, holds an Option, Restricted Stock or Stock Appreciation Right.

     (p) "Period of Restriction" means the period during which shares of Restricted Stock are subject to restrictions pursuant to Section 9 of the Plan.

     (q) "Principal Market for the Stock" means the exchange on which the majority of the Stock was traded over the last twelve months. This includes The Toronto Stock Exchange ("TSE"), the NASDAQ Electronic Interdealer Quotation System ("NASDAQ System") or, in the event the Company lists its shares in the future, a national U.S. securities exchange.

     (r) "Restricted Stock" means Stock granted pursuant to Section 9 of the Plan.

     (s) "Stock" means the Common Stock of the Company, par value of $.0001 per share.

     (t) "Stock Appreciation Right" means the right to receive the increase in the value of Stock subject to an Option in lieu of purchasing such Stock.

     (u) "Subsidiary" means any present or future subsidiary of the Company, as defined in Section 424(f) of the Code.

     (v) All numbers, except when otherwise indicated by the context, the singular shall include the plural, and the plural shall include the singular.


     SECTION 3. ELIGIBILITY AND PARTICIPATION

     ELIGIBILITY AND PARTICIPATION. Eligible Participants in the Plan shall be selected by the Committee from among those officers, directors, employees, and consultants of the Company and its Subsidiaries who, in the opinion of the Committee, are in a position to contribute materially to the Company's continued growth and development and to its long-term financial success. The maximum number of shares for which Options may be granted to any one person in any year is 300,000 shares. In addition, the total number of shares reserved for issuance to any one person pursuant to options cannot exceed 5% of shares outstanding.

     SECTION 4. STOCK SUBJECT TO PLAN

     NUMBER. The total number of new shares of Stock subject to issuance under the Plan is 2,000,000. In addition, any shares subject to options previously issued under existing plans that as a result of forfeiture to the Company become subject to reissuance shall be reissued and administered pursuant to the Plan. The shares to be delivered under the Plan will consist of authorized but unissued Stock.

     UNUSED STOCK; UNEXERCISED RIGHTS. If any shares of Stock are subject to an Option, which for any reason expires or is terminated unexercised as to such shares, or any shares of Stock subject to a Restricted Stock grant made under the Plan are re-acquired by the Company pursuant to Section 9 of the Plan, such shares shall again become available for issuance under the Plan.

     EXERCISE OF STOCK APPRECIATION RIGHT. Whenever a Stock Appreciation Right is exercised and payment of the amount determined in Section 8 is made in cash, the shares of Stock allocable to the portion of the Option surrendered may again be the subject of Options or Restricted Stock hereunder. Whenever a Stock Appreciation Right is exercised and payment of the amount determined in Section 8 is made in shares of Stock, only the net shares issued upon exercise of the Stock Appreciation Right will be deemed utilized in the Plan.

     ADJUSTMENT IN CAPITALIZATION.

     (a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to
          (i) the maximum number and class of shares of Stock or other securities with respect to which Options or Restricted Stock may be granted under the Plan; (ii) the number and class of shares of Stock or other securities which are subject to outstanding Options or Restricted Stock granted under the Plan, and the purchase price therefor, if applicable, and (iii) the maximum number of shares of Stock or other securities with respect to which Options or Stock Appreciation Rights may be granted during the term of the Plan.

     (b) Any such adjustment in the shares of Stock or other securities subject to outstanding incentive stock options (including any adjustments in the purchase price) shall be made in such a manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

     (c) If, by reason of a Change in Capitalization, a grantee of Restricted Stock shall be entitled to, or an Optionee shall be entitled to exercise an Option with respect to new, additional or different shares of Stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Restricted Stock or Stock subject to the Option, as the case may be, prior to such Change in capitalization.

     SECTION 5. DURATION OF PLAN

     DURATION OF PLAN. The Plan shall remain in effect, subject to the Board's right to earlier terminate the Plan pursuant to Section 12 hereof, until all Stock subject to the Plan shall have been purchased or acquired pursuant to the provisions hereof. Notwithstanding the foregoing, no Option, Stock Appreciation Right or Restricted Stock may be granted under the Plan on or after the tenth anniversary of the Effective Date.


     SECTION 6. OPTION GRANTS

     GRANT OF OPTIONS. Subject to Section 4 and 5, Options may be granted to Eligible Participants and Eligible Directors at any time and from time to time as determined by the Committee, as the case may be. The Committee shall have complete discretion consistent with the terms of the Plan in determining whether to grant Options, the number of Options to be granted, and whether an Option is to be an incentive stock option within the meaning of Section 422 of the Code or a nonstatutory stock option. Nothing in this Section 6 of the Plan shall be deemed to prevent the grant of nonstatutory stock options in excess of the maximum established by Section 422 of the Code.

     OPTION AGREEMENT. Each Option shall be evidenced by an Option Agreement that shall specify the type of Option granted, the Option Price, the duration of the Option, the number of shares of Stock to which the Option pertains and such other provisions as the Committee or the Board, as the case may be, shall determine.

     OPTION PRICE. The Option Price for each Option shall be determined by, or in the manner specified by, the Committee or the Board provided that (i) subject to Section 4, Options with respect to no more than 250,000 shares of Stock may have an Option Price that is less than the Fair Market Value of the Stock on the date the Option is granted and
     (ii) in the case of an incentive stock option, no Option shall have an Option Price that is less than the Fair Market Value of the Stock on the date the Option is granted (110% of Fair Market Value in the case of an incentive stock option granted to any person who owns Stock possessing more than 10% of the total combined voting power of all classes of Stock of the Company or any Subsidiary, known as a "Ten Percent Stockholder").

     DURATION OF OPTIONS. Each Option shall have a maximum duration of ten years from the time it is granted, except that an incentive stock option granted to a Ten Percent Stockholder shall have a maximum duration of five years from the time it is granted.

     EXERCISE OF OPTIONS. Each Option granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee or the Board, as the case may be, shall in each instance approve. Such restrictions and conditions need not be the same for each Participant.

     SECTION 7. TERMS AND CONDITIONS APPLICABLE TO ALL OPTIONS

     PAYMENT. The Option Price shall be payable to the Company in full upon exercise of an Option either (i) in cash or its equivalent, (ii) at the discretion of the Committee or the Board, as the case may be, by tendering shares of Stock held by the Optionee for more than six months having a Fair Market Value at the time of exercise equal to the Option Price, (iii) by a combination of (i) and (ii), or (iv) cash-less exercise methods which are generally permitted by law, whereby a broker sells the shares to which the Option relates or holds such shares as collateral as may be the case. The proceeds from any such payments shall be added to the general funds of the Company and shall be used for general corporate purposes. Where payment for the exercise of an Option is made as provided in (ii) above, only the net shares issued upon exercise of the Option will be deemed utilized in the Plan.

     The Company may from time to time or at any time advance funds to holders of Options granted under the Plan on a short-term basis solely for the purpose of enabling such holders to exercise their Options. All such advances will be evidenced in writing, will provide for the payment of interest on terms then prevailing and will be secured by pledges of the common Stock issuable upon the exercise of the Options and if such common stock is to be resold, the proceeds of such sale. It is presently anticipated that no such advance will remain outstanding for more than a period of thirty days.

     RESTRICTIONS ON STOCK TRANSFERABILITY. The Committee or the Board, as the case may be, may impose such restrictions on any shares of Stock acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable federal securities law, under requirements of any stock exchange upon which such shares of Stock are then listed and under any blue sky or state securities laws applicable to such shares.

     TERMINATION DUE TO RETIREMENT. The Option Agreement may provide that if the employment of the Optionee is terminated, or if the directorship of the Optionee expires, for a reason other than for Cause or following a Change in Control, any outstanding Options granted to the Optionee which are then exercisable shall continue to be exercisable at any time prior to the earlier of the expiration date of the Options and one year after the date of termination, and any Options not then exercisable shall terminate immediately, subject to such exceptions (which shall be set forth in the Option Agreement) as the Committee or the Board may, in its sole discretion, approve.

     TERMINATION DUE TO DEATH OR DISABILITY. The Option Agreement may provide that the rights of an Optionee under any then outstanding Option granted to the Optionee pursuant to the Plan if the employment or directorship of the Optionee is terminated by reason of death or Disability shall survive for up to the earlier of the expiration date of the Options or one year after such death or Disability.

     TERMINATION OF EMPLOYMENT FOR CAUSE. Anything contained herein to the contrary notwithstanding, if the termination of an Optionee's employment with the Company is as a result of or caused by the Optionee's theft or embezzlement from the Company, the violation of a material term or condition of his or her employment, the disclosure by the Optionee of confidential information of the Company, conviction of the Optionee of a crime of moral turpitude, the Optionee's stealing trade secrets or intellectual property owned by the Company, any act by the Optionee in competition with the Company, or any other act, activity or conduct of the Optionee which in the opinion of the Committee is adverse to the best interests of the Company, then any Options and any and all rights granted to such Optionee thereunder, to the extent not yet effectively exercised, shall become null and void effective as of the date of the occurrence the event which results in the Optionee ceasing to be an employee or director of the Company, and any purported exercise of an Option by or on behalf of said Optionee shall following such date shall be of no effect.

     TRANSFERABILITY AND EXERCISABLITY OF OPTIONS. Neither the whole nor any part of any incentive option shall be transferable by the Optionee or by operation of law during such Optionee's lifetime. An incentive option may be exercised during the lifetime of the Optionee only by the Optionee. At such Optionee's death an Option or any part thereof shall only be transferable by such Optionee's will or by the laws of descent and distribution. Any incentive option, and any and all rights granted to an Optionee thereunder, to the extent not theretofore effectively exercised, shall automatically terminate and expire upon any sale, transfer or hypothecation, or any attempted sale, transfer or hypothecation of such Option or rights, or upon the bankruptcy or insolvency of the Optionee. Any nonstatutory option granted hereunder may be transferred to the extent provided by the Committee in the nonstatutory option agreement or duly executed amended nonstatutory option agreement. Transfer of a nonstatutory option shall not effect the applicability of the original terms of the Option Agreement, including the termination of employment provisions included herein.


     SECTION 8. STOCK APPRECIATION RIGHTS

     STOCK APPRECIATION RIGHTS. The Committee or the Board, as the case may be, may, in its discretion, in connection with the grant of an Option, grant to the Optionee Stock Appreciation Rights, the terms and conditions of which shall be set forth in an agreement. A Stock Appreciation Right shall cover the same shares of Stock covered by the Option (or such lesser number of shares of Stock as the Committee or the Board may determine) and shall, except as provided in this Section 8, be subject to the same terms and conditions as the related Option. Stock Appreciation Rights shall be subject to the following terms and provisions:

     (a) A Stock Appreciation Right may be granted either at the time of grant, or at any time thereafter during the term of the Option if related to a nonstatutory stock option; or only at the time of grant if related to an incentive stock option.

     (b) A Stock Appreciation Right will entitle the holder of the related Option upon exercise of the Stock Appreciation Right, to surrender such Option or any portion thereof to the extent unexercised, and to receive payment of an amount determined by multiplying (i) the excess of the weighted average trading price on the Principal Market for the Stock for the five (5) trading days immediately preceeding the date of exercise of such Stock Appreciation Right over the Option Price under the related Option, by (ii) the number of shares as to which such Stock Appreciation Right has been exercised. Notwithstanding the foregoing, the agreement evidencing the Stock Appreciation Right may limit in any manner the amount payable with respect to any Stock Appreciation Right.

     (c) A Stock Appreciation Right will be exercisable at such time or times and only to the extent that a related Option is exercisable, and will not be transferable except to the extent that such related Option may be transferable. A Stock Appreciation Right granted in connection with an incentive stock option shall be exercisable only if the Fair Market Value of the Stock on the date of exercise exceeds the Option Price in the related Option.

     (d) Upon the exercise of a Stock Appreciation Right, the related Option shall be canceled to the extent of the number of shares of Stock as to which the Stock Appreciation Right is exercised, and upon the exercise of an Option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be canceled to the extent of the number of shares of Stock as to which the Option is exercised or surrendered.

     (e) A Stock Appreciation Right may be exercised by an Optionee only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of shares of Stock with respect to which the Stock Appreciation Right is being exercised. The Optionee shall deliver the agreement evidencing the Stock Appreciation Right being exercised and the agreement evidencing any related Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such agreement to the Optionee.

     (f) Payment of the amount determined under Subsection (b) may be made by the Company in the discretion of the Committee or the Board, as the case may be, solely in whole shares of Stock in a number determined at their Fair Market Value on the date preceding the date of exercise of the Stock Appreciation Right or solely in cash, or in a combination of cash and Stock. If payment is made in Stock and the amount payable results in a fractional share, payment for the fraction share will be made in cash.

     (g) No Stock Appreciation Right may be exercised within three months after it is granted.

     (h) Subject to the terms of the Plan, the Committee or the Board, as the case may be, may modify outstanding awards of Stock Appreciation Rights or accept the surrender of outstanding awards of Stock Appreciation Rights (to the extent not exercised) and grant new awards in substitution for them. Notwithstanding the foregoing, no modification of an award of Stock Appreciation Rights shall adversely alter or impair any rights or obligations under the agreement granting such Stock Appreciation Rights without the Optionee's consent.


     SECTION 9. RESTRICTED STOCK

     GRANT OF RESTRICTED STOCK. Subject to Sections 4 and 5, the Committee or the Board, as the case may be, at any time and from time to time, may grant Restricted Stock under the Plan to such Eligible Participants and in such amounts as it determines in its sole discretion, but not in excess of 500,000 shares. Each grant of Restricted Stock shall be made pursuant to a written agreement which shall contain such restrictions, terms and conditions as the Committee or the Board may determine in its discretion. Restrictions upon Restricted Stock shall be for such period or periods (herein called "Period(s) of Restriction") and on such terms and conditions as the Committee or the Board may, in its discretion, determine.

     TRANSFERABILITY. Except as provided in this Section 9, the shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated for such period of time as shall be determined by the Committee or the Board, as the case may be, and shall be specified in the Restricted Stock grant, or upon earlier satisfaction of other conditions set forth in the Restricted Stock grant.

     OTHER RESTRICTIONS. The Committee or the Board, as the case may be, may impose such other restrictions on any shares of Restricted Stock granted to any Participant pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable federal or state securities laws, and shall legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

     CERTIFICATE LEGEND. In addition to any legends placed on certificates pursuant to Section 9 hereof, each certificate representing shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

          "The sale or other transfer of the shares of Stock represented by this certificate, whether voluntary, involuntary or by operation of law, is subject to certain restrictions on transfer set forth in GOLD RESERVE CORPORATION'S 1997 Performance and Equity Incentive Plan and Restricted Stock agreement dated
                                                              ------------.
          [TO BE COMPLETED WITH THE DATE OF GRANT]. A copy of the Plan and such Restricted Stock agreement may be obtained from the Secretary of GOLD RESERVE CORPORATION"

     REMOVAL OF RESTRICTIONS. Except as otherwise provided in this Section 9, shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction. Once the shares are released from the restrictions, the Participant shall be entitled to have the legend required by Section 9 removed from his Stock certificate.

     VOTING RIGHTS. During the Period of Restriction, Participants holding shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those shares.

     DIVIDENDS AND OTHER DISTRIBUTIONS. During the period of restriction, Participants holding shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those shares while they are so held. If any such dividends or distributions are paid in shares of Stock, such shares shall be subject to the same restrictions as the shares of Restricted Stock with respect to which they were paid.


     SECTION 10. BENEFICIARY DESIGNATION

     BENEFICIARY DESIGNATION. Subject to Sections 7 and 9, each Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of the Participant's death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee and will be effective only when filed by the Participant in writing with the Committee during the life time of the Participant. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the estate of the Participant.


     SECTION 11. RIGHTS OF PARTICIPANTS

     EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment, directorship or service at any time nor confer upon any Participant any right to continue in the employ or service or as a director of the Company. No person shall have a right to be selected as an Eligible Participant or, having been so selected, to be selected again as an Optionee or recipient of Restricted Stock. The preceding sentence shall not be construed or applied so as to deny a person any participation in the Plan solely because he or she was a Participant in connection with a prior grant of benefits under the Plan.

     SECTION 12. ADMINISTRATION; POWERS AND DUTIES OF THE COMMITTEE AND
                 THE BOARD

     ADMINISTRATION. The Committee shall be responsible for the administration of the Plan as it applies to Eligible Participants other than directors, and the Board shall be responsible for the administration of the Plan as it applies to Eligible Directors, subject to Section 2. The Committee, by majority action thereof, is authorized to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provision of the Plan. Determinations, interpretations, or other actions made or taken by the Committee pursuant to the provisions of the Plan shall be final and binding and conclusive for all purposes and upon all persons whomsoever. No member of the Committee shall be personally liable for any action, determination or interpretation made or taken in good faith with respect to the Plan, and all members of the Committee shall be fully indemnified by the Company with respect to any such action, determination or interpretation.

     CHANGE IN CONTROL. Without limiting the authority of the Committee as provided herein, the Committee, either at the time Options or shares of Restricted Stock are granted, or, if so provided in the applicable Option Agreement or Restricted Stock grant, at any time hereafter, shall have the authority to take such actions as it deems advisable, including the right to accelerate in whole or in part the exercisability of Options and/or to reduce the Period of Restriction upon a Change in Control. The Option Agreement and Restricted Stock grants approved by the Committee may contain provisions which, if there is a Change in Control, accelerate the exercisability of Options and/or the Period of Restriction automatically or at the discretion of the Committee or if the Change in Control is approved by a majority of the members of the Board or depending such other criteria as the Committee may specify. Nothing herein shall obligate the Committee to take any action upon a Change in Control.

     AMENDMENT, MODIFICATION AND TERMINATION OF PLAN. The Board may, at any time and from time to time, modify, amend, suspend or terminate the Plan in any respect. Amendments to the Plan shall be subject to stockholder approval to the extent required to comply with any exemption to the short swing-profit provisions of Section 16 (b) of the Exchange Act pursuant to rules and regulations promulgated thereunder, with the exclusion for performance-based compensation under Code Section 162 (m), or with the rules and regulations of any securities exchange on which the Shares are listed. The Board may also modify or amend the terms and conditions of any outstanding Award, subject to the consent of the holder and consistent with the provisions of the Plan. No amendment, modification or termination of the Plan shall in any manner adversely affect any Option, Stock Appreciation Right or Restricted Stock theretofore granted to any Participant under the Plan, without the consent of that Participant.

     INTERPRETATION. Unless otherwise expressly stated in the relevant Agreement, any grant of Options, Stock Appreciation Rights or performance-vesting Restricted Stock is intended to be performance-based compensation and therefore not subject to the deduction limitation set forth in Section 162(m)(4)(C) of the Code.


     SECTION 13. TAX WITHHOLDING

     TAX WITHHOLDING. At such times as a Participant recognizes taxable income in connection with the receipt of shares, securities, cash or property hereunder (a "Taxable Event"), the Participant shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event (the "Withholding Taxes"). Prior to the issuance, or release from escrow, of such shares or the payment of such cash Company shall have the right to deduct from any payment of cash to a Participant an amount equal to the Withholding Taxes in satisfaction of the obligation to pay Withholding Taxes. In satisfaction of his obligation to pay Withholding Taxes to the Company, the Participant may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the shares of Stock then issuable having an aggregate Fair Market Value, on the date preceding the date of such issuance, equal to the Withholding Taxes.


     SECTION 14. REQUIREMENTS OF LAW

     REQUIREMENTS OF LAW. The granting of Options or Restricted Stock, and the issuance of shares of Stock upon the exercise of an Option shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     GOVERNING LAW. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Washington without giving effect to the choice of law principles thereof, except to the extent that such law is preempted by federal law.

     LISTING, ETC. Each Option or share of Restricted Stock is subject to the requirement that, if at any time the Committee or the Board, as the case may be, determines, in its discretion, that the listing, registration or qualification of Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Stock, no Options or Restricted Stock shall be granted or payment made or shares of Stock issued, in whole or in part, unless such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions which are unacceptable to the Committee or the Board, acting in good faith.

     RESTRICTION ON TRANSFER. Notwithstanding anything contained in the Plan or any Agreement to the contrary, if the disposition of Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended, and is not otherwise exempt from such registration, such Stock shall be restricted against transfer to the extent required by said Act, and Rule 144 or other regulations thereunder. The Committee or the Board, as the case may be, may require anyone receiving Stock pursuant to an Option or Restricted Stock granted under the Plan, as a condition precedent to receiving such Stock, to represent and warrant to the Company in writing that such Stock is being acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under said Act, or the rules and regulations promulgated thereunder. The certificates evidencing any shares of such Stock shall be appropriately legend to reflect their status as restricted securities.

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